   As filed with the Securities and Exchange Commission on October 26, 1998

                                                              FILE NOs. 811-6589
                                                                        33-46374
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549
--------------------------------------------------------------------------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                        POST EFFECTIVE AMENDMENT NO. 16    [X]
                                      And
                       THE INVESTMENT COMPANY ACT OF 1940  [X]
                                AMENDMENT NO. __
--------------------------------------------------------------------------------
                                  FIRST FUNDS
             (Exact name of registrant as specified in its charter)

                         370 17/th/ Street, Suite 3100
                            Denver, Colorado  80202
               (Address of principal executive offices)(Zip Code)

        Registrant's Telephone Number, including Area Code: 303-623-2577

                           James V. Hyatt, Secretary
                                  First Funds
                         370 17/th/ Street, Suite 3100
                            Denver, Colorado  80202
                    (Name and address of agent for service)

                              Copy to:
                          Charles T. Tuggle, Jr., Esq.
                      Baker, Donelson, Bearman & Caldwell
                         165 Madison Avenue, Suite 2100
                               Memphis, TN 38103

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[X]  immediately upon filing pursuant to paragraph (b)
[_]  on (date) pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(i)
[_]  on (date) pursuant to paragraph (a)(i)
[_]  75 days after filing pursuant to paragraph (a) (ii)
[_]  on (date) pursuant to paragraph (a)(ii) of rule 485
                    IF APPROPRIATE; CHECK THE FOLLOWING BOX:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:  Shares of Beneficial Interest, $1.00 par value.

Registrant registered an indefinite number of shares pursuant to regulation 24f-2 under the Investment Company Act of 1940 on September 25, 1998.

================================================================================

                                  FIRST FUNDS

                           GROWTH & INCOME PORTFOLIO
           CROSS REFERENCE SHEET FOR CLASS I, II AND III PROSPECTUS


Form N-1A Item Number
---------------------

Part A                                                                                Prospectus Caption
------                                                                                ------------------
1.............................................................................................Cover Page
2..........................................................................Summary of Portfolio Expenses
3 a,b..................................................................................................*
  c.......................................................................How is Performance Calculated?
4 a(i)...................................................................How is the Portfolio Organized?
  a(ii),b,c..........................................What is the Investment Objective of the Portfolio?;
                                          What are the Portfolio's Investment Policies and Limitations?;
                                             Investment Instruments, Strategies, Transactions and Risks;
                                                                 Is the Portfolio a Suitable Investment?
 5 a.....................................................................How is the Portfolio Organized?
  b,c,d,e...........................................What Advisory and Other Fees does the Portfolio Pay?
  f...............................................................................Portfolio Transactions
6 a(i)...................................................................How is the Portfolio Organized?
  a(ii).............................................How are Investments, Exchanges and Redemptions Made?
  a(iii).................................................................How is the Portfolio Organized?
  b,c,d................................................................................................*
  e.....................................Cover Page; How are Investments, Exchanges and Redemptions Made?
  f,g..............................................How are Investments, Exchanges and Redemptions Made?;
                                            What is the Effect of Federal Income Tax on this Investment?
7 a.................................................What Advisory and Other Fees does the Portfolio Pay?
  b(i, ii, iii, iv, v), c, d........................How are Investments, Exchanges and Redemptions Made?
  e, f(i, ii).......................................What Advisory and Other Fees does the Portfolio Pay?
  f(iii)...............................................................................................*
8.................................................. How are Investments, Exchanges and Redemptions Made?
9......................................................................................................*

*   Not Applicable

                                  FIRST FUNDS


                        CAPITAL APPRECIATION PORTFOLIO
           CROSS REFERENCE SHEET FOR CLASS I, II AND III PROSPECTUS


Form N-1A Item Number
---------------------

Part A                                                                                 Prospectus Caption
------                                                                                 ------------------
1..............................................................................................Cover Page
2...........................................................................Summary of Portfolio Expenses
3 a,b...................................................................................................*
  c........................................................................How is Performance Calculated?
4 a(i)....................................................................How is the Portfolio Organized?
  a(ii),b,c...........................................What is the Investment Objective of the Portfolio?;
                                           What are the Portfolio's Investment Policies and Limitations?;
                                              Investment Instruments, Strategies, Transactions and Risks;
                                                                  Is the Portfolio a Suitable Investment?
5 a.......................................................................How is the Portfolio Organized?
  b,c,d,e............................................What Advisory and Other Fees does the Portfolio Pay?
  f................................................................................Portfolio Transactions
6 a(i)....................................................................How is the Portfolio Organized?
  a(ii)..............................................How are Investments, Exchanges and Redemptions Made?
  a(iii)..................................................................How is the Portfolio Organized?
  b,c,d.................................................................................................*
  e......................................Cover Page; How are Investments, Exchanges and Redemptions Made?
  f,g ..............................................How are Investments, Exchanges and Redemptions Made?;
                                             What is the Effect of Federal Income Tax on this Investment?
7 a..................................................What Advisory and Other Fees does the Portfolio Pay?
  b(i, ii, iii, iv, v), c, d.........................How are Investments, Exchanges and Redemptions Made?
  e, f(i, ii)........................................What Advisory and Other Fees does the Portfolio Pay?
  f(iii)................................................................................................*
8....................................................How are Investments, Exchanges and Redemptions Made?
9.......................................................................................................*

*   Not Applicable

                                  FIRST FUNDS


                                BOND PORTFOLIO
           CROSS REFERENCE SHEET FOR CLASS I, II AND III PROSPECTUS


Form N-1A Item Number
---------------------

Part A                                                                   Prospectus Caption
------                                                                   ------------------
1................................................................................Cover Page
2.............................................................Summary of Portfolio Expenses
3 a,b.....................................................................................*
  c..........................................................How is Performance Calculated?
4 a(i)......................................................How is the Portfolio Organized?
  a(ii),b,c.............................What is the Investment Objective of the Portfolio?;
                             What are the Portfolio's Investment Policies and Limitations?;
                                Investment Instruments, Strategies, Transactions and Risks;
                                                    Is the Portfolio a Suitable Investment?
5 a.........................................................How is the Portfolio Organized?
  b,c,d,e..............................What Advisory and Other Fees does the Portfolio Pay?
  f..................................................................Portfolio Transactions
6 a(i)......................................................How is the Portfolio Organized?
  a(ii)................................How are Investments, Exchanges and Redemptions Made?
  a(iii)....................................................How is the Portfolio Organized?
  b,c,d...................................................................................*
  e........................Cover Page; How are Investments, Exchanges and Redemptions Made?
  f,g.................................How are Investments, Exchanges and Redemptions Made?;
                               What is the Effect of Federal Income Tax on this Investment?
7 a....................................What Advisory and Other Fees does the Portfolio Pay?
  b(i, ii, iii, iv, v), c, d...........How are Investments, Exchanges and Redemptions Made?
  e, f(i, ii)..........................What Advisory and Other Fees does the Portfolio Pay?
  f(iii)..................................................................................*
8......................................How are Investments, Exchanges and Redemptions Made?
9.........................................................................................*

*   Not Applicable

                                  FIRST FUNDS


                          INTERMEDIATE BOND PORTFOLIO
           CROSS REFERENCE SHEET FOR CLASS I, II AND III PROSPECTUS


Form N-1A Item Number
---------------------

Part A                                                                       Prospectus Caption
------                                                                       ------------------
1....................................................................................Cover Page
2.................................................................Summary of Portfolio Expenses
3 a,b.........................................................................................*
  c..............................................................How is Performance Calculated?
4 a(i)..........................................................How is the Portfolio Organized?
  a(ii),b,c.................................What is the Investment Objective of the Portfolio?;
                                 What are the Portfolio's Investment Policies and Limitations?;
                                    Investment Instruments, Strategies, Transactions and Risks;
                                                        Is the Portfolio a Suitable Investment?
5 a.............................................................How is the Portfolio Organized?
  b,c,d,e..................................What Advisory and Other Fees does the Portfolio Pay?
  f......................................................................Portfolio Transactions
6 a(i)..........................................................How is the Portfolio Organized?
  a(ii)....................................How are Investments, Exchanges and Redemptions Made?
  a(iii)........................................................How is the Portfolio Organized?
  b,c,d.......................................................................................*
  e............................Cover Page; How are Investments, Exchanges and Redemptions Made?
  f,g.....................................How are Investments, Exchanges and Redemptions Made?;
                                   What is the Effect of Federal Income Tax on this Investment?
7 a........................................What Advisory and Other Fees does the Portfolio Pay?
  b(i, ii, iii, iv, v), c, d...............How are Investments, Exchanges and Redemptions Made?
  e, f(i, ii)..............................What Advisory and Other Fees does the Portfolio Pay?
  f(iii)......................................................................................*
8..........................................How are Investments, Exchanges and Redemptions Made?
9.............................................................................................*

*   Not Applicable

                                  FIRST FUNDS

                         TENNESSEE TAX-FREE PORTFOLIO
           CROSS REFERENCE SHEET FOR CLASS I, II AND III PROSPECTUS


Form N-1A Item Number
---------------------

Part A                                                                       Prospectus Caption
------                                                                       ------------------
1....................................................................................Cover Page
2.................................................................Summary of Portfolio Expenses
3 a,b.........................................................................................*
  c..............................................................How is Performance Calculated?
4 a(i)..........................................................How is the Portfolio Organized?
  a(ii),b,c.................................What is the Investment Objective of the Portfolio?;
                                 What are the Portfolio's Investment Policies and Limitations?;
                                    Investment Instruments, Strategies, Transactions and Risks;
                                                        Is the Portfolio a Suitable Investment?
5 a.............................................................How is the Portfolio Organized?
  b,c,d,e..................................What Advisory and Other Fees does the Portfolio Pay?
  f......................................................................Portfolio Transactions
6 a(i)..........................................................How is the Portfolio Organized?
  a(ii)....................................How are Investments, Exchanges and Redemptions Made?
  a(iii)........................................................How is the Portfolio Organized?
  b,c,d.......................................................................................*
  e............................Cover Page; How are Investments, Exchanges and Redemptions Made?
  f,g.....................................How are Investments, Exchanges and Redemptions Made?;
                                           What is the Effect of Income Tax on this Investment?
7 a........................................What Advisory and Other Fees does the Portfolio Pay?
  b(i, ii, iii, iv, v), c, d...............How are Investments, Exchanges and Redemptions Made?
  e, f(i, ii)..............................What Advisory and Other Fees does the Portfolio Pay?
  f(iii)......................................................................................*
8..........................................How are Investments, Exchanges and Redemptions Made?
9.............................................................................................*

*   Not Applicable

                     U.S. TREASURY MONEY MARKET PORTFOLIO
                    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                       MUNICIPAL MONEY MARKET PORTFOLIO
                            CASH RESERVE PORTFOLIO
           CROSS REFERENCE SHEET FOR CLASS I, II AND III PROSPECTUS


Form N-1A Item Number
---------------------

Part A                                                                                        Prospectus Caption
------                                                                                        ------------------
1.....................................................................................................Cover Page
2..................................................................................Summary of Portfolio Expenses
3 a,b.......................................................................................Financial Highlights
  c...............................................................................How is Performance Calculated?
4 a(i).........................................................................How are the Portfolios Organized?
  a(ii),b,c.................................................What is the Investment Objective of each Portfolio?;
                                             What are the Portfolios' Investment Policies, Practices and Risks?;
                                                     Investment Instruments, Strategies, Transactions and Risks;
                                                                        Are the Portfolios Suitable Investments?
5 a............................................................................How are the Portfolios Organized?
  b,c,d,e....................................................What Advisory and Other Fees do the Portfolios Pay?
  f.......................................................................................Portfolio Transactions
6 a(i).........................................................................How are the Portfolios Organized?
  a(ii).....................................................How are Investments, Exchanges and Redemptions Made?
  a(iii).......................................................................How are the Portfolios Organized?
  b,c,d........................................................................................................*
  e.............................................Cover Page; How are Investments, Exchanges and Redemptions Made?
  f,g......................................................How are Investments, Exchanges and Redemptions Made?;
                                                    What is the Effect of Federal Income Tax on this Investment?
7 a..........................................................What Advisory and Other Fees do the Portfolios Pay?
  b(i,ii,iii,iv,v), c.......................................How are Investments, Exchanges and Redemptions Made?
  d.........................................................How are Investments, Exchanges and Redemptions Made?
  e, f(i),(ii)...............................................What Advisory and Other Fees do the Portfolios Pay?
  f(iii).......................................................................................................*
8...........................................................How are Investments, Exchanges and Redemptions Made?
9..............................................................................................................*

*   Not Applicable

                                  FIRST FUNDS

                           GROWTH & INCOME PORTFOLIO
                        CAPITAL APPRECIATION PORTFOLIO
                                BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                 CROSS REFERENCE SHEET FOR CLASS I, II AND III
                      STATEMENT OF ADDITIONAL INFORMATION



Form N-1A Item Number
---------------------

Part B                                                                               Caption
------                                                                               -------
10, 11............................................................................Cover Page
12..................................................................Description of the Trust
13 a, b, c...................Investment Restrictions and Limitations; Investment Instruments
   d.......................................................................................*
14 a, b, c.............................................................Trustees and Officers
   c.......................................................................................*
15 a, b, c..........................................................Description of the Trust
16 a(i, ii)............................Investment Advisory Agreements; Trustees and Officers
   a(iii), b, c, d............................................Investment Advisory Agreements
   e, f.........................................Administration Agreement and Other Contracts
   g.......................................................................................*
   h................................................................Description of the Trust
   i............................................Administration Agreement and Other Contracts
17 a..................................................................Portfolio Transactions
   b.......................................................................................*
   c..................................................................Portfolio Transactions
   d, e....................................................................................*
18 a................................................................Description of the Trust
   b.......................................................................................*
19 a..........................................Additional Purchase and Redemption Information
   b.......................................................Valuation of Portfolio Securities
   c.......................................................................................*
20...................................................................Distributions and Taxes
21 a(i, ii).....................................Administration Agreement and Other Contracts
   a(iii), b, c............................................................................*
22 a.......................................................................................*
   b.............................................................................Performance
23...........................Financial Information for the annual period ended June 30, 1998
 ........................for Class I, II and III of each Portfolio is filed herein as Item 24

*    Not Applicable

                                  FIRST FUNDS

                         TENNESSEE TAX-FREE PORTFOLIO
                 CROSS REFERENCE SHEET FOR CLASS I, II AND III
                      STATEMENT OF ADDITIONAL INFORMATION


Form N-1A Item Number
---------------------

Part B                                                                         Caption
------                                                                         -------
10, 11......................................................................Cover Page
12............................................................Description of the Trust
13 a, b, c.............Investment Restrictions and Limitations; Investment Instruments
   d.................................................................................*
14 a, b, c.......................................................Trustees and Officers
   c.................................................................................*
15 a, b, c....................................................Description of the Trust
16 a(i, ii)......................Investment Advisory Agreements; Trustees and Officers
   a(iii), b, c, d......................................Investment Advisory Agreements
   e, f...................................Administration Agreement and Other Contracts
   g.................................................................................*
   h..........................................................Description of the Trust
   i......................................Administration Agreement and Other Contracts
17 a............................................................Portfolio Transactions
   b.................................................................................*
   c............................................................Portfolio Transactions
   d, e..............................................................................*
18 a..........................................................Description of the Trust
   b.................................................................................*
19 a....................................Additional Purchase and Redemption Information
   b.................................................Valuation of Portfolio Securities
   c.................................................................................*
20.............................................................Distributions and Taxes
21 a(i, ii)...............................Administration Agreement and Other Contracts
   a(iii), b, c......................................................................*
22 a.................................................................................*
   b.......................................................................Performance
23.....................Financial Information for the annual period ended June 30, 1998
 ....................for Class I, II andIII of the Portfolio is filed herein as Item 24

*    Not Applicable

                                  FIRST FUNDS

                     U.S. TREASURY MONEY MARKET PORTFOLIO
                    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                       MUNICIPAL MONEY MARKET PORTFOLIO
                            CASH RESERVE PORTFOLIO
                 CROSS REFERENCE SHEET FOR CLASS I, II AND III
                      STATEMENT OF ADDITIONAL INFORMATION


Form N-1A Item Number                                                            Statement of Additional
---------------------                                                            -----------------------
Information Caption
-------------------
10, 11........................................................................................Cover Page
12..............................................................................Description of the Trust
13 a, b, c...............................Investment Restrictions and Limitations; Investment Instruments
   d...................................................................................................*
14 a, b, c.........................................................................Trustees and Officers
   c...................................................................................................*
15 a, b, c......................................................................Description of the Trust
16 a(i, ii)........................................Investment Advisory Agreements; Trustees and Officers
   a(iii), b, c, d........................................................Investment Advisory Agreements
   e, f.....................................................Administration Agreement and Other Contracts
   g...................................................................................................*
   h............................................................................Description of the Trust
   i........................................................Administration Agreement and Other Contracts
17 a..............................................................................Portfolio Transactions
   b...................................................................................................*
   c..............................................................................Portfolio Transactions
   d, e................................................................................................*
18 a............................................................................Description of the Trust
   b...................................................................................................*
19 a......................................................Additional Purchase and Redemption Information
   b...................................................................Valuation of Portfolio Securities
   c...................................................................................................*
20...............................................................................Distributions and Taxes
21 a(i, ii).................................................Administration Agreement and Other Contracts
   a(iii), b, c........................................................................................*
22 a.........................................................................................Performance
   b...................................................................................................*
23.......................................Financial Information for the annual period ended June 30, 1998
 ....................................for Class I, II and III of each Portfolio is filed herein as Item 24

*    Not Applicable

[FIRST FUNDS LOGO]


FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
GROWTH & INCOME PORTFOLIO                                Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed equity mutual fund. The objective of the Growth & Income Portfolio (the Portfolio) is to achieve maximum total return through a combination of capital appreciation and dividend income consistent with reasonable risk by investing primarily in equity securities. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.





 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                                                                  FFG&I-pro-1098

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----

Summary Of Portfolio Expenses.............................................3

Financial Highlights......................................................4

What Is The Investment Objective Of The Portfolio?........................6

Is The Portfolio A Suitable Investment?; Investment Risks.................6

What Are The Portfolio's Investment Policies And Limitations?.............7

How Are Investments, Exchanges And Redemptions Made?......................7

How Is Performance Calculated?...........................................15

Portfolio Transactions...................................................15

What Is The Effect Of Federal Income Tax On This Investment?.............15

What Advisory And Other Fees Does The Portfolio Pay?.....................16

How Is The Portfolio Organized?..........................................17

Investment Instruments, Transactions, Strategies And Risks...............17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY


                                               GROWTH & INCOME PORTFOLIO
                                          ------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II   CLASS III
                                             -------   --------   ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None       5.75%      None
Sales Load Imposed on Reinvested
  Distributions                               None       None       None
Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None       1.00%*
Redemption Fees                               None       None       None
Exchange Fee                                  None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees**                             .50%       .50%       .50%
12B-1 Fees                                    .00%       .00%       .75%
Other Expenses                                .28%       .63%       .62%
                                              ----       ----       ----

Total Portfolio Operating Expenses**          .78%      1.13%       1.87%
                                              ====      =====       =====

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
** After expense waivers.

   ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee, as Investment Adviser, has voluntarily agreed to waive its investment advisory fee down to
 .50% of the Portfolio's average net assets; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

   If the waivers were not in effect, Management Fees would be .65% for the current fiscal year for each Class. Total Portfolio Operating Expenses would be as follows:

                                       GROWTH & INCOME PORTFOLIO
                                      ----------------------------

                                      CLASS I  CLASS II  CLASS III
                                      -------  --------  ---------
Total Portfolio Operating Expenses      .93%     1.28%      2.02%

   There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Growth & Income Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                           GROWTH & INCOME PORTFOLIO
                         -----------------------------

                         Class I  Class II   Class III
                         -------  ---------  ---------
        1 year               $ 8      $ 68*       $ 19
        3 years              $25      $ 92*       $ 59
        5 years              $43      $116*       $102
        10 years             $97      $188*       $221

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

GROWTH & INCOME PORTFOLIO
                                                                               CLASS I
                                                        --------------------------------------------------------
                                                                       For the Year Ended June 30,
                                                        --------------------------------------------------------
                                                            1998       1997         1996          1995    1994**
                                                        --------   --------   ----------   -----------   -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  17.03   $  14.12   $    12.22   $     10.53   $ 10.00
                                                        --------------------------------------------------------
Income from investment operations:
Net investment income                                       0.17       0.18         0.19          0.23      0.17
Net realized and unrealized gain on investments             5.25       3.75         2.58          2.21      0.57
                                                        --------------------------------------------------------
Total from investment operations                            5.42       3.93         2.77          2.44      0.74
                                                        --------------------------------------------------------
Distributions:
Net investment income                                      (0.17)     (0.18)       (0.19)        (0.23)    (0.17)
Net realized gain                                          (0.72)     (0.84)       (0.68)        (0.52)    (0.04)
                                                        --------------------------------------------------------
Total distributions                                        (0.89)     (1.02)       (0.87)        (0.75)    (0.21)
                                                        --------------------------------------------------------
Net asset value, end of period                          $  21.56   $  17.03   $    14.12   $     12.22   $ 10.53
                                                        ========================================================
TOTAL RETURN+                                              32.55%     28.83%       23.54%        24.20%     7.39%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $651,363   $221,136   $  159,146   $   114,000   $82,751
Ratio of expenses to average daily net assets(1)            0.82%      0.83%        0.76%         0.47%     0.34%*
Ratio of net investment income to average net assets        0.78%      1.19%        1.40%         2.12%     1.83%*
Portfolio turnover rate                                        7%        25%          41%           33%       83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                0.97%      0.98%        1.00%         0.99%     1.05%*

                                                                               CLASS II
                                                                   ------------------------------------

                                                                        For the Year Ended June 30,
                                                                   ------------------------------------
                                                                       1998         1997         1996**
                                                                   --------   ----------        -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                               $  17.05   $    14.12     $   13.05
Income from investment operations:                                 ------------------------------------
Net investment income                                                  0.10         0.13          0.09
Net realized and unrealized gain on investments                        5.27         3.76          1.74
                                                                   ------------------------------------
Total from investment operations                                       5.37         3.89          1.83
Distributions:                                                     ------------------------------------
Net investment income                                                 (0.12)       (0.12)        (0.08)
Net realized gain                                                     (0.72)       (0.84)        (0.68)
                                                                   ------------------------------------
Total distributions                                                   (0.84)       (0.96)        (0.76)
                                                                   ------------------------------------
Net asset value, end of period                                     $  21.58   $    17.05     $   14.12
                                                                   ====================================
TOTAL RETURN+                                                         32.17%***    28.48%***     14.71%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $ 46,863   $   16,514       $ 1,918
Ratio of expenses to average daily net assets(1)                       1.13%        1.14%         1.06%*
Ratio of net investment income to average net assets                   0.47%        0.88%         1.10%*
Portfolio turnover rate                                                   7%          25%           41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    Such waivers not occurred is as follows.                           1.28%        1.29%         1.30%*

                                                                              CLASS III
                                                        --------------------------------------------------------

                                                                        For the Year Ended June 30,
                                                        --------------------------------------------------------
                                                            1998       1997         1996          1995    1994**
                                                        --------   --------   ----------   -----------   -------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  16.99   $  14.11   $    12.23   $     10.51   $ 10.60
                                                        --------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               (0.04)      0.02         0.03          0.06      0.06
Net realized and unrealized gain (loss) on
 investments                                                5.24       3.74         2.60          2.24     (0.05)
                                                        --------------------------------------------------------
Total from investment operations                            5.20       3.76         2.63          2.30      0.01
                                                        --------------------------------------------------------
Distributions:
Net investment income                                       0.00      (0.04)       (0.07)        (0.06)    (0.06)
Net realized gain                                          (0.72)     (0.84)       (0.68)        (0.52)    (0.04)
                                                        --------------------------------------------------------
Total distributions                                        (0.72)     (0.88)       (0.75)        (0.58)    (0.10)
                                                        --------------------------------------------------------
Net asset value, end of period                          $  21.47   $  16.99   $    14.11   $     12.23   $ 10.51
                                                        ========================================================
TOTAL RETURN+                                              31.16%     27.44%       22.19%        22.61%     0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $ 79,360   $ 50,178   $   36,892   $    19,363   $ 2,094
Ratio of expenses to average daily net assets(1)            1.87%      1.94%        1.87%         1.72%     1.83%*
Ratio of net investment income to average net assets       (0.28)%     0.08%        0.29%         0.87%     0.34%*
Portfolio turnover rate                                        7%        25%          41%           33%       83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                2.02%      2.09%        2.11%         2.26%     6.03%*

*   Annualized.
** Class I, II and III commenced operations on August 2, 1993, December 20, 1995 and December 9, 1993, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
--------------------------------------------------------------------------------

  First Tennessee serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland), to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements."

  The investment objective of the Portfolio is to achieve maximum total return through a combination of capital appreciation and dividend income by investing at least 65% of its total assets in equity securities. However, the Investment Adviser and Sub-Adviser currently intend, under normal circumstances, to invest at least 80% of the Portfolio's total assets in equity securities, except where prevailing market conditions require a more defensive posture. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio invests primarily in common stock and American Depository Receipts (ADRs) of U.S. and international companies that trade on major exchanges (NYSE, ASE, NASDAQ). Highland will analyze the fundamental values both of particular companies and industries. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. Highland believes that companies with superior financial characteristics bought at attractive valuation levels, have produced superior results over time. To find such characteristics, Highland's analysts search for companies producing consistent earnings and growth over a full market cycle.
The portfolio managers use this research to select stocks for purchase or sale by the Portfolio.

  The Portfolio may also invest in convertible preferred stock, bonds and debentures that are convertible into common stock, options and may sell short securities it owns. The Portfolio may engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase warrants, interests in real estate investment trusts, forward currency contracts, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive purposes, invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.

--------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
--------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Growth & Income Portfolio emphasizes maximizing total return through a combination of capital appreciation and dividend income by investing primarily in equity securities. An investment in the Portfolio may involve greater risk than is inherent in other types of investments since it seeks capital appreciation, and the value of its investments will generally fluctuate in response to stock market conditions. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds and stripped fixed-income obligations. Highland may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result,
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency
  purposes, but not in an amount exceeding 33 1/3% of its total assets.   (b)
  The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.


--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company ( the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941, (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow First Tennessee to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern Time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Growth & Income Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

        Chase Manhattan Bank, N.A.
        ABA #021000021
        First Funds
        Credit DDA #910-2-733335
        (Account Registration)
        (Account Number)
        (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern Time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:

                                                                REALLOWANCE TO
                          TOTAL SALES LOAD FOR CLASS II SHARES  SERVICE ORGANIZATIONS
                          ------------------------------------  ----------------------
                          AS A % OF OFFERING        AS A %      AS A % OF  OFFERING
  AMOUNT OF TRANSACTION   PRICE PER SHARE           OF NAV      PRICE PER SHARE
  Less than $50,000          5.75                   6.10                  5.00
  $50,000 to $99,999         4.50                   4.71                  4.00
  $100,000 to $249,999       3.50                   3.63                  3.00
  $250,000 to $499,999       2.50                   2.56                  2.25
  $500,000 to $999,999       1.50                   1.52                  1.25
  $1,000,000 and over        0.50                   0.50                  0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other institutional investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plan."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plan."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, shares purchased prior to October 30, 1998 are not subject to the CDSC.

CLASS I, II AND III
-------------------

How are Portfolio Shares Valued?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by

 January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                        HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for the Portfolio.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of Portfolio transactions - the portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's portfolio turnover rate for the fiscal year ended June 30, 1998 was 7%.

--------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio, if any, are declared and paid quarterly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor an IRS Form 1099-DIV by January 31.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
--------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .65% of its average net assets. First Tennessee has voluntarily agreed to waive its advisory fees to .50% of the Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Highland, 6077 Primacy Parkway, Memphis, TN, serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. (FTIM), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland has a total of $4.3 billion in assets under management as of June 30, 1998. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Portfolio's average net assets. Highland is currently waiving some or all of its fees for the Portfolio.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is Custodian of the Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as Fund Accountant and thereby calculates the NAV and dividends of each Class and maintains the Portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Service Organizations are paid at the annual rate of .25% of each Class' average net assets for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee, and the Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Edward J. Goldstein, one of the Portfolio Managers for the Portfolio, is a Director and President of Highland. He joined Highland in September, 1989. Mr. Goldstein is a graduate of Boston University and received a Master of Business Administration from Columbia University.

  David L. Thompson, one of the Portfolio Managers for the Portfolio, is Senior Vice President of Highland. He joined Highland in May 1995 and is Chartered Financial Analyst. Mr. Thompson is a graduate of the University of Mississippi and received a Masters of Business Administration from the University of North Carolina.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, ADRs and warrants. Common stock purchased by the Portfolio is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred Stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory, or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards: below.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

  Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, Highland, under First Tennessee's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, Highland must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS Obligations purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------
                       Highland Capital Management Corp.
                                  Memphis, TN

                                   OFFICERS
                                   --------
                         Richard C. Rantzow, President
                           Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                   TRUSTEES
                                   --------
                              Thomas M. Batchelor
                                John A. DeCell
                               L.R. Jalenak, Jr.
                               Larry W. Papasan
                              Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------
                       ALPS Mutual Funds Services, Inc.
                                  Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------
                      Chase Global Funds Services Company
                                  Boston, MA

                                   CUSTODIAN
                                   ---------
                          Chase Manhattan Bank, N.A.
                                 New York, NY

[FIRST FUNDS LOGO]



FIRST FUNDS                                                     370 17th Street
                                                                     Suite 3100
CAPITAL APPRECIATION PORTFOLIO                          Denver, Colorado  80202

-------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
-------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed equity mutual fund. The objective of the Capital Appreciation Portfolio (the Portfolio) is to seek long-term capital appreciation by investing in equity securities of medium and smaller capitalization companies. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchangailable free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.





  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                                                   FFCA-pro-1098

----------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

Summary Of Portfolio Expenses............................................ 3

Financial Highlights..................................................... 4

What Is The Investment Objective Of The Portfolio?....................... 5

Is The Portfolio A Suitable Investment?; Investment Risks................ 5

What Are The Portfolio's Investment Policies And Limitations?............ 6

How Are Investments, Exchanges And Redemptions Made?..................... 6

How Is Performance Calculated?...........................................14

Portfolio Transactions...................................................14

What Is The Effect Of Federal Income Tax On This Investment?.............14

What Advisory And Other Fees Does The Portfolio Pay?.....................15

How Is The Portfolio Organized?..........................................16

Investment Instruments, Transactions, Strategies And Risks...............16
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal period ended June 30, 1998. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                             CAPITAL APPRECIATION PORTFOLIO
                                            --------------------------------
SHAREHOLDER TRANSACTION EXPENSES:            CLASS I    CLASS II   CLASS III
                                            --------   ---------  ----------
Maximum Sales Load on Purchases
  (as a percentage of offering price)           None        5.75%      None
Sales Load Imposed on Reinvested
  Distributions                                 None        None       None
Deferred Sales Load
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)                                  None        None      1.00%*
Redemption Fees                                 None        None       None
Exchange Fee                                    None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
(as a percentage of average net assets)
Management Fees**                               .70%        .70%        .70%
12b-1 Fees                                      .00%        .00%        .75%
Other Expenses                                  .46%        .82%        .83%
                                            --------   ---------  ----------

Total Portfolio Operating Expenses**           1.16%      1.52%       2.28%
                                            ========   =========  ==========

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
**   After expense waivers.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) and to Investment Advisers, Inc. (IAI). First Tennessee, as Co-Investment Adviser, has voluntarily agreed to waive its entire investment advisory fee which amounts to .15% of the Portfolio's average net assets; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

   If the waivers were not in effect, Management Fees would be .85% for the current fiscal year for each Class. Total Portfolio Operating Expenses would be as follows:

                                   CAPITAL APPRECIATION PORTFOIO
                                   -----------------------------
                                   CLASS I  CLASS II  CLASS III
                                   -------  --------  ----------
Total Portfolio Operating Expenses  1.31%     1.67%     2.43%

  There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Capital Appreciation Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:


           CAPITAL APPRECIATION PORTFOLIO
           ------------------------------
           CLASS I  CLASS II    CLASS III
           -------  ---------   ---------
1 year         $12       $72*        $23
3 years        $33       $99*        $68

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

CAPITAL APPRECIATION PORTFOLIO

                                                             CLASS I           CLASS II           CLASS III
                                                         For the Period     For the Period     For the Period
                                                        Ended June 30**,   Ended June 30,**   Ended June 30,**
                                                        -----------------  -----------------  -----------------
                                                               1998               1998               1998
                                                               ----               ----               ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   10.00         $    10.51          $   10.51
                                                        -----------------  -----------------  -----------------
Income from investment operations:
Net investment loss                                           (0.03)             (0.05)             (0.10)
Net realized and unrealized gain on
   investments                                                 0.77               0.25               0.23
                                                        -----------------  -----------------  -----------------
Total from investment operations                               0.74               0.20               0.13
                                                        -----------------  -----------------  -----------------
Net asset value, end of period                            $   10.74         $    10.71          $   10.64
                                                        =================  =================  =================
TOTAL RETURN+                                                  7.40%#             1.90%#***          1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $  37,014         $    1,400          $     590
Ratio of expenses to average daily net assets(1)               1.16%*             1.52%*             2.28%*
Ratio of net investment loss to average net assets            (0.54)%*           (0.90)%*           (1.65)%*
Portfolio turnover rate                                          44%*               44%*               44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   1.36%*             1.72%*             2.47%*

*   Annualized.
** Class I commenced operations on September 2, 1997 and Classes II and III commenced operations on October 2, 1997.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  First Tennessee and IAI serve as Co-Investment Advisers to the Portfolio. First Tennessee, among other things, provides investment management evaluations to the Board of Trustees, monitors the activities of IAI, including IAI's Portfolio transactions, and coordinates IAI's activities with the Portfolio's custodian, transfer agent, Administrator and independent accountants. IAI is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management Agreements".

  The investment objective of the Portfolio is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium and smaller capitalization companies (companies which generally have market capitalizations less than $5 billion). However, the Investment Advisers currently intend, under normal circumstances, to invest at least 80% of the Portfolio's total assets in equity securities of companies with market capitalizations generally between $100 million and $1 billion, except where prevailing market conditions require a more defensive posture. IAI uses fundamental research and analysis when selecting securities for purchase or sale by the Portfolio. This includes meetings with senior management, on site examinations of operations, and analysis of a company's market, competition, customers and vendors. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio will invest primarily in common stock, convertible preferred stock, and bonds and debentures convertible into common stock of U.S.-based corporations of all sizes, industries and geographical markets. IAI will analyze the fundamental values both of particular companies and industries. Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook. The Portfolio may also invest in foreign securities that IAI believes possess unusual values, although they may involve greater risk.

  The Portfolio also may invest in options, and may sell short securities it owns. The Portfolio may engage in repurchase agreements and may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase warrants, interests in real estate investment trusts, forward currency contracts, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive purposes, invest without limit in short-term securities including U.S. government obligations, commercial paper, and certificates of deposit.

  See "Investment Instruments, Transactions, Strategies and Risks" for a further discussion of the Portfolio's investments.


-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes long-term capital appreciation by investing primarily in equity securities of medium and smaller capitalization companies. Any income received from securities held by the Portfolio will be incidental. An investment in the Portfolio may involve greater risk than is inherent in other types of investments since it seeks capital appreciation and the value of its investments will generally fluctuate in response to stock market conditions. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations. IAI may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if IAI judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general, are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.


--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS.  THE PORTFOLIO HAS ADOPTED THE FOLLOWING INVESTMENT
LIMITATIONS:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result;
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) the Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements; (c) the Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized; and (b) loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowings and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any of its affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

Class I
-------

Who May Invest?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941, (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in IAI's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow IAI to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000.
Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions, if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Capital Appreciation Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                   Chase Manhattan Bank, N.A.
                                   ABA #021000021
                                   First Funds
                                   Credit DDA #910-2-733335
                                   (Account Registration)
                                   (Account Number)
                                   (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

How Do I Invest Through My Investment Professional?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:


                                                                 REALLOWANCE TO
                          TOTAL SALES LOAD FOR CLASS II SHARES   SERVICE ORGANIZATIONS
                          ------------------------------------   ----------------------
                          AS A % OF OFFERING     AS A %          AS A % OF  OFFERING
 AMOUNT OF TRANSACTION    PRICE PER SHARE        OF NAV          PRICE PER SHARE
  Less than $50,000       5.75                   6.10                  5.00
  $50,000 to $99,999      4.50                   4.71                  4.00
  $100,000 to $249,999    3.50                   3.63                  3.00
  $250,000 to $499,999    2.50                   2.56                  2.25
  $500,000 to $999,999    1.50                   1.52                  1.25
  $1,000,000 and over     0.50                   0.50                  0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. I f you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.


  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

  - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

  - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plans and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, shares purchased prior to October 30, 1998 are not subject to the CDSC.

CLASS I, II AND III
-------------------

How are Portfolio Shares Valued?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee and IAI discourage frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in IAI's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You, or if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional

Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements. The Portfolio's investment objective is to seek capital appreciation. Therefore, it does not expect to generate a significant yield.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Statement of Additional Information for the Portfolio.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions - the Portfolio's portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's turnover rate for the fiscal period ended June 30, 1998 was 44%.

--------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio, if any, are declared and paid annually.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor an IRS Form 1099-DIV by January 31 of each year.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
--------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS. The Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of 0.15% of its average net assets for the investment advisory services First Tennessee provides. First Tennessee has voluntarily agreed to waive its entire management fees for the current fiscal year. This voluntary waiver can be discontinued at any time.

  Under its Investment Advisory and Management Agreement, First Tennessee monitors and evaluates the performance of IAI, allocates Portfolio assets to be managed by multiple, active investment advisers, recommends any changes in or additional investment advisers when appropriate, coordinates the activities of the Portfolio's investment advisers with its custodian, transfer agent, Administrator and independent accountants, and monitors Portfolio purchase and sale transactions for compliance purposes.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  IAI serves as Adviser for the Portfolio pursuant to the authority granted to it under its Investment Advisory and Management Agreement with the Trust on behalf of the Portfolio. IAI is responsible for the day-to-day investment and reinvestment of the Portfolio's assets in accordance with its investment objective and policies. IAI is obligated to provide a continual program of investment of Portfolio assets, to conduct investment research and credit analysis concerning Portfolio investments, and to place orders for all purchases and sales on investments on behalf of the Portfolio. As compensation for the services it provides, IAI is entitled to receive from the Portfolio a monthly management fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average net assets and .65% on average daily net assets of the Portfolio in excess of $50 million.

  IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $7 billion as of June 30, 1998. IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is P.O. Box 357, Minneapolis, Minnesota 55440-0357.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver Colorado, 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to receive from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is Custodian of the Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as Fund Accountant and thereby calculates the NAV and dividends of each Class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Service Organizations are paid at the annual rate of .25% of each Class' average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee and the Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Martin Calihan has responsibility for the management of the Portfolio. Mr. Calihan is a Vice President and has served as an equity analyst for IAI since 1992. Before joining IAI, Mr. Calihan was an equity analyst with Morgan Stanley and Company from 1991 to 1992, and with State Street Research management from 1990 to 1991. Mr. Calihan has managed the Portfolio since its inception.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, ADRs and warrants. Common stock purchased by the Portfolio is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred Stock is a Class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory, or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. IAI considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if IAI fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards" below.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, IAI determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If IAI applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolios return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, a Portfolio could experience a loss. In all cases, IAI must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS Obligations purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

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                                       19

                             CO-INVESTMENT ADVISER
                             ---------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                              INVESTMENT ADVISER
                              ------------------

                           Investment Advisers, Inc.
                                Minneapolis, MN

                                   OFFICERS
                                   --------

                         Richard C. Rantzow, President
                           James V. Hyatt, Secretary
                           Jeremy O. May, Treasurer

                                   TRUSTEES
                                   --------

                              Thomas M. Batchelor
                                John A. DeCell
                               L.R. Jalenak, Jr.
                               Larry W. Papasan
                              Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                       ALPS Mutual Funds Services, Inc.
                                  Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------

                      Chase Global Funds Services Company
                                  Boston, MA

                                   CUSTODIAN
                                   ---------

                          Chase Manhattan Bank, N.A.
                                 New York, NY

[FIRST FUNDS LOGO]

FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
BOND PORTFOLIO                                           Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed fixed income mutual fund. The objective of the Bond Portfolio (the Portfolio) is to achieve maximum total return through high current income, consistent with reasonable risk, by investing primarily in fixed income securities. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.











  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
                               Table of Contents

                                                                         Page
                                                                         ----

Summary Of Portfolio Expenses............................................  3

Financial Highlights.....................................................  4

What Is The Investment Objective Of The Portfolio?.......................  6

Is The Portfolio A Suitable Investment?; Investment Risks................  6

What Are The Portfolio's Investment Policies And Limitations?............  7

How Are Investments, Exchanges And Redemptions Made?.....................  8

How Is Performance Calculated?........................................... 15

Portfolio Transactions................................................... 16

What Is The Effect Of Federal Income Tax On This Investment?............. 16

What Advisory And Other Fees Does The Portfolio Pay?..................... 16

How Is The Portfolio Organized?.......................................... 18

Investment Instruments, Transactions, Strategies And Risks............... 18
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998 adjusted to reflect the waiver of 12b-1 fees for Class III (see discussion under "Annual Portfolio Operating Expenses" below). This expense information should be considered along with other important information such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                                      BOND PORTFOLIO
                                             --------------------------------
SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II     CLASS III
                                             -------   --------     ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None      3.75%          None
Sales Load Imposed on Reinvested
  Distributions                               None       None          None
Deferred Sales Load Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None         1.00%*
Redemption Fees                               None       None          None
Exchange Fee                                  None       None          None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees**                             .15%       .15%          .15%
12b-1 fees**                                  .00%       .00%          .50%
Other Expenses                                .34%       .69%          .77%
                                             -------    -------      --------
Total Portfolio Operating Expenses**          .49%       .84%         1.42%
                                             =======    =======      ========

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
**  After expense waivers or limitations.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee, as Investment Adviser, has voluntarily agreed to waive its investment advisory fee down to
 .15% of the Portfolio's average net assets; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

  If the waivers were not in effect, Management Fees would be .55% for the current fiscal year for each Class. In addition, the Board of Trustees has limited the payment of 12b-1 fees under the Distribution Plan to .50% (see "What Advisory and Other Fees Does the Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Absent these waivers and limitations, Total Portfolio Operating Expenses would be as follows:

                                             BOND PORTFOLIO
                                      ----------------------------
                                      CLASS I  CLASS II  CLASS III
                                      -------  --------  ---------
Total Portfolio Operating Expenses       .89%     1.24%      1.82%

  There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III shares of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III shares of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Bond Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                                       BOND PORTFOLIO
                                 -----------------------------

                                 CLASS I  CLASS II   CLASS III
                                 -------  ---------  ---------
                     1 year          $ 5      $ 46*       $ 25
                     3 years         $16      $ 63*       $ 45
                     5 years         $27      $ 83*       $ 78
                     10 years        $62      $138*       $171

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

BOND PORTFOLIO

                                                                               CLASS I
                                                        ----------------------------------------------------------
                                                                         For the Year Ended June 30,
                                                        ----------------------------------------------------------
                                                          1998       1997        1996         1995         1994**
                                                        --------   --------   ---------   ------------   ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   9.84   $   9.73   $    9.91   $       9.41   $   10.00
                                                        ----------------------------------------------------------
Income from investment operations:
Net investment income                                       0.61       0.61        0.60           0.57        0.45
Net realized and unrealized gain (loss) on
 investments                                                0.45       0.11       (0.18)          0.50       (0.57)
                                                        ----------------------------------------------------------
Total from investment operations                            1.06       0.72        0.42           1.07       (0.12)
                                                        ----------------------------------------------------------
Distributions:
Net investment income                                      (0.61)     (0.61)      (0.60)         (0.57)      (0.46)
Net realized gain                                              -          -           -              -       (0.01)
                                                        ----------------------------------------------------------
Total distributions                                        (0.61)     (0.61)      (0.60)         (0.57)      (0.47)
                                                        ----------------------------------------------------------
Net asset value, end of period                          $  10.29   $   9.84   $    9.73   $       9.91   $    9.41
                                                        ==========================================================

TOTAL RETURN+                                              11.02%      7.58%       4.23%         11.87%   (1.38)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $219,088   $123,184   $ 107,832   $     90,574   $  75,686
Ratio of expenses to average daily net assets (1)           0.49%      0.49%       0.41%          0.35%     0.36%*
Ratio of net investment income to average net assets        5.98%      6.20%       5.99%          6.07%     5.07%*
Portfolio turnover rate                                       26%        56%         56%            23%       36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                0.89%      0.89%       0.91%          0.91%     0.96%*

                                                                                  CLASS II
                                                                   -----------------------------------
                                                                         For the Year Ended June 30,
                                                                   -----------------------------------
                                                                     1998       1997          1996**
                                                                   --------   ---------    -----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                               $   9.81   $    9.71     $    10.18
                                                                   -----------------------------------
Income from investment operations:
Net investment income                                                  0.57        0.57           0.29
Net realized and unrealized gain (loss) on
 investments                                                           0.46        0.10          (0.47)
                                                                   -----------------------------------
Total from investment operations                                       1.03        0.67          (0.18)
                                                                   -----------------------------------
Distributions:
Net investment income                                                 (0.58)      (0.57)         (0.29)
                                                                   -----------------------------------
Total distributions                                                   (0.58)      (0.57)         (0.29)
                                                                   -----------------------------------
Net asset value, end of period                                     $  10.26   $    9.81     $     9.71
                                                                   ===================================

TOTAL RETURN+                                                     10.72%***    7.12%***    (1.75)%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                              $  1,801   $     841     $      67
Ratio of expenses to average daily net assets(1)                       0.84%       0.90%        0.80%*
Ratio of net investment income to average net assets                   5.63%       5.79%        5.61%*
Portfolio turnover rate                                                  26%         56%          56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                           1.24%       1.30%        1.30%*

                                                                                 CLASS III
                                                        ----------------------------------------------------------

                                                                         For the Year Ended June 30,
                                                        ----------------------------------------------------------
                                                          1998       1997        1996         1995         1994**
                                                        --------   --------   ---------   ------------   ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   9.82   $   9.71   $    9.89   $       9.40   $   10.04
                                                        ----------------------------------------------------------
Income from investment operations:
Net investment income                                       0.48       0.49        0.49           0.43        0.21
Net realized and unrealized gain (loss) on
 investments                                                0.46       0.11       (0.18)          0.49       (0.62)
                                                        ----------------------------------------------------------
Total from investment operations                            0.94       0.60        0.31           0.92       (0.41)
                                                        ----------------------------------------------------------
Distributions:
Net investment income                                      (0.49)     (0.49)      (0.49)         (0.43)      (0.22)
Net realized gain                                              -          -           -              -       (0.01)
                                                        ----------------------------------------------------------
Total distributions                                        (0.49)     (0.49)      (0.49)         (0.43)      (0.23)
                                                        ----------------------------------------------------------
Net asset value, end of period                          $  10.27   $   9.82   $    9.71   $       9.89   $    9.40
                                                        ==========================================================

TOTAL RETURN+                                               9.72%      6.37%       3.11%         10.12%   (4.19)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $  2,113   $  2,553   $   3,445   $      1,916   $     923
Ratio of expenses to average daily net assets(1)            1.67%      1.63%       1.49%          1.84%     1.82%*
Ratio of net investment income to average net assets        4.80%      5.07%       4.92%          4.58%     3.61%*
Portfolio turnover rate                                       26%        56%         56%            23%       36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                2.07%      2.03%       1.99%          3.35%     6.36%*

*     Annualized.
** Class I, II and III commenced operations on August 2, 1993, December 20, 1995 and December 2, 1993, respectively.
***   Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#     Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  First Tennessee, serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland), to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements."

  The investment objective of the Portfolio is to achieve maximum total return through high current income by investing at least 65% of its total assets in fixed income securities. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio invests primarily in U.S. government obligations, investment grade debt of U.S. corporations, mortgage-backed securities, (such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA), and Federal Home Loan Mortgage Corporation (Freddie Mac) obligations, and investment-grade asset-backed securities. Highland expects to invest the Portfolio in investment-grade debt securities, which are considered to be those rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P). Investment-grade securities are generally of medium to high quality. Accordingly, the Portfolio will not invest in securities judged by Highland to be predominantly speculative or of poor quality, although it may invest in securities rated in the lower end of the investment-grade category (Baa/BBB), if Highland deems that such securities present attractive investment opportunities. Securities rated Baa/BBB have speculative characteristics and are more sensitive to economic changes and changes in the financial condition of issuers. The Portfolio may also invest in unrated securities judged to be of equivalent quality by Highland. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. The Portfolio relies more on Highland's credit analysis when investing in debt securities that are unrated. In the event the Portfolio owns a security whose rating is subsequently reduced below investment grade by Moody's or S&P, Highland will determine whether the Portfolio should continue to hold such security but in no event will the Portfolio's investments in such securities exceed 5% of its net assets.

  The Portfolio also may invest in foreign securities and make foreign investments in foreign currencies. The Portfolio may buy and sell securities on a when-issued or delayed-delivery basis, engage in dollar roll transactions, invest in options, and purchase zero coupon bonds, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive and liquidity purposes, invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.

  The Portfolio will invest primarily in intermediate to long-term bonds. While the Portfolio's dollar-weighted average portfolio maturity may range from 5 to 15 years, Highland anticipates that this average maturity, under normal circumstances, will fluctuate between 7 and 11 years. If Highland determines that market conditions warrant a shorter or longer average maturity within the range of 5 to 15 years, the Portfolio's investments will be adjusted accordingly. Highland's investment management process includes an initial analysis of the economy's business cycle as a means of evaluating inflation levels. The portfolio managers use this evaluation to help guide their selection of fixed income securities.

  See "Investment Instruments, Transactions, Strategies And Risks" for a further discussion of the Portfolio's investments.

-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes maximizing total return through high current income by investing primarily in debt securities. An increase in interest rates generally will reduce the value of portfolio investments of the Portfolio and a decline in interest rates will generally increase the value of its portfolio investments. Short-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Long-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Bond Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, stripped fixed-income obligations and mortgage-backed and asset-backed pass-through securities. Highland may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. With respect to mortgage-backed securities, risks include a sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increase during periods of falling interest as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  The Portfolio seeks to maximize total return over an interest rate cycle. Highland believes that by lessening the effect of bond market declines, investors should experience greater overall returns; accordingly, Highland may address market risk through a strategy of adjusting the dollar-weighted average maturity of the Portfolio to reflect changing economic and interest rate environments. The timing of Portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in investment-grade securities as described previously. In the event a security's credit rating is downgraded, its value can be expected to decrease. Highland may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its average maturity to 15 years or less.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies and Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result,
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow First Tennessee to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the

Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern Time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that day.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Bond Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                              Chase Manhattan Bank, N.A.
                              ABA #021000021
                              First Funds
                              Credit DDA #910-2-733335
                              (Account Registration)
                              (Account Number)
                              (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern Time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:


                                     TOTAL SALES LOAD                            REALLOWANCE TO
                                     FOR CLASS II SHARES                         SERVICE ORGANIZATIONS
                                     -------------------                         ---------------------
                                     AS A % OF OFFERING                          AS A % OF  OFFERING
 AMOUNT OF TRANSACTION               PRICE PER SHARE      AS A % OF NAV          PRICE PER SHARE
  Less than $100,000                 3.75                 3.90                   3.25
  $100,000 to $249,999               3.00                 3.09                   2.65
  $250,000 to $499,999               2.25                 2.30                   2.00
  $500,000 to $999,999               1.50                 1.52                   1.25
  $1,000,000 and over                0.50                 0.50                   0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments,

Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class ii sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

      - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

          - the aggregate investment of any trustee or other institutional investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plans and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, shares purchased prior to October 30, 1998 are not subject to the CDSC.

CLASS I, II AND III
--------------------

How are Portfolio Shares Valued?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class-specific liabilities, and dividing the result by the number of shares outstanding in the Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of these Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its Portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for the Portfolio.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of Portfolio transactions - the portfolio turnover rate - will vary from year to year depending on market conditions. The Bond Portfolio's portfolio turnover rate for the fiscal year ended June 30, 1998 was 26%.

-------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date (buying a dividend), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

-------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .55% of its average net assets. First Tennessee has voluntarily agreed to waive its advisory fees to .15% of the Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the investment advisory agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Highland, 6077 Primacy Parkway, Memphis, TN, serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. (FTIM), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland) has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management since 1929. Highland has a total of $4.3 billion in assets under management as of June 30, 1998. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .33% of the Bond Portfolio's average net assets. Highland is currently waiving some or all of its fees for the Portfolio.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent) provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is custodian of the assets of the Trust.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as Fund Accountant and thereby calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III; however, the Trustees have limited such fees to .50% of Class III's average net assets. All or a portion of these fees will in turn be paid to Service Organizations as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Investment Professionals are paid at the annual rate of .25% of each Class' average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee, and the Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  James R. Turner is one of the Portfolio Managers for the Bond Portfolio. Mr. Turner managed the assets of the Portfolio's predecessor account from August 1986 until its conversion in August 1993 to a mutual fund. He also manages pension and endowment funds. He is a Senior Vice President of Highland and is a Chartered Financial Analyst. Mr. Turner is a graduate of the U.S. Military Academy and received a Masters of Science in Industrial Engineering from Stanford University.

  Steven Wishnia, one of the Portfolio Managers for the Bond Portfolio, is a Director and Chairman of the Board of Highland. He joined Highland in April, 1987. Mr. Wishnia is a graduate of Pace University.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  ASSET-BACKED AND MORTGAGE SECURITIES purchased by the Portfolio may include interests in pools of mortgages, loans (including consumer loans), receivables or other assets. They may also include collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities. CMOs are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Highland determines they are consistent with the Portfolio's investment objective and policies.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers including their credit-worthiness. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Some securities may have a structure that makes their reaction to changing interest rates and other factors difficult to predict and highly volatile.

  COMMERCIAL PAPER purchased by the Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, the Portfolio may engage in dollar roll transactions with respect to mortgage securities. In a dollar roll transaction, the Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar (same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments. The income from these investments, together with any price difference at the time of sale, will determine the net advantage to the Portfolio. When the Portfolio enters into a dollar roll transaction, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, Highland, under First Tennessee's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure . Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. The Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, First Tennessee must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS purchased by the Bond Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining its average weighted portfolio maturity, the Portfolio will look to the interest readjustment date, rather than the maturity date, of the instrument.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

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                                       22
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

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------

                       Highland Capital Management Corp.
                                  Memphis, TN

                                   OFFICERS
                                   --------

                         Richard C. Rantzow, President
                           Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                   TRUSTEES
                                   --------

                              Thomas M. Batchelor
                                John A. DeCell
                               L.R. Jalenak, Jr.
                               Larry W. Papasan
                              Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                       ALPS Mutual Funds Services, Inc.
                                  Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------

                      Chase Global Funds Services Company
                                  Boston, MA

                                   CUSTODIAN
                                   ---------

                          Chase Manhattan Bank, N.A.
                                 New York, NY

[FIRST FUNDS LOGO]


FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
INTERMEDIATE BOND PORTFOLIO                              Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed fixed income mutual fund. The objective of the Intermediate Bond Portfolio (the Portfolio) is to seek high current income consistent with preservation of capital. Under normal circumstances, the Portfolio will maintain a dollar-weighted average maturity of between three and six years. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION



  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary Of Portfolio Expenses..............................................  3

Financial Highlights.......................................................  4

What Is The Investment Objective Of The Portfolio?.........................  5

Is The Portfolio A Suitable Investment?; Investment Risks..................  5

What Are The Portfolio's Investment Policies And Limitations?..............  6

How Are Investments, Exchanges And Redemptions Made?.......................  7

How Is Performance Calculated?............................................. 14

Portfolio Transactions..................................................... 15

What Is The Effect Of Federal Income Tax On This Investment?............... 15

What Advisory And Other Fees Does The Portfolio Pay?....................... 15

How Is The Portfolio Organized?............................................ 17

Investment Instruments, Transactions, Strategies And Risks................. 17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998 adjusted to reflect the waiver of 12b-1 fees for Class III (see discussion under "Annual Portfolio Operating Expenses" below). This expense information should be considered along with other important information such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY
                                              INTERMEDIATE BOND PORTFOLIO
                                             ------------------------------

SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II   CLASS III
                                             -------   --------   ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None       3.75%      None
Sales Load Imposed on Reinvested
  Distributions                               None       None       None
Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None     1.00%*
Redemption Fees                               None       None       None
Exchange Fee                                  None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees**                             .00%       .00%       .00%
12B-1 Fees**                                  .00%       .00%       .50%
Other Expenses                                .37%       .65%       .65%
                                             -------    -------   ------

Total Portfolio Operating Expenses**          .37%       .65%      1.15%

* Applied to redemptions made during the first year after purchase. No deferred sales charges are imposed on redemptions after one year from date of purchase.
** After expense waivers or limitations.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee has voluntarily agreed to waive its entire investment advisory fee; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to .15% of the Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II and Class III of the Portfolio.

  If the waivers were not in effect, Management Fees would be .50% for the current fiscal year for each Class. In addition, the Board of Trustees has limited payments of 12b-1 fees under the Distribution Plan to .50% (see "What Advisory and Other Fees Does the Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Without this limitation, 12b-1 fees would be
 .75% of average net assets for Class III for the current fiscal year. Absent these waivers and limitations, Total Portfolio Operating Expenses would be as follows:

                                        INTERMEDIATE BOND PORTFOLIO
                                       ----------------------------
                                       CLASS I  CLASS II  CLASS III
                                       -------  --------  ---------
Total Portfolio Operating Expenses       .87%     1.15%      1.90%

  There is no guarantee that any waivers will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III shares of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III shares of the Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Intermediate Bond Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                           INTERMEDIATE BOND PORTFOLIO
                          -----------------------------

                          CLASS I  CLASS II   CLASS III
                          -------  ---------  ---------
 1 year                       $ 4       $44*        $22
 3 years                      $13       $60*        $40

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

INTERMEDIATE BOND PORTFOLIO

                                                                CLASS I               CLASS II           CLASS III
                                                        --------------------------------------------------------------
                                                             For the Period        For the Period     For the Period
                                                        Period Ended June 30**,   Ended June 30,**   Ended June 30,**
                                                        --------------------------------------------------------------
                                                                  1998                  1998               1998
                                                        ------------------------  -----------------  -----------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                        $  10.00                  $     9.99            $  9.99
                                                        --------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.19                        0.18               0.06
Net realized and unrealized gain (loss) on
   investments                                                  0.02                        0.03               0.03
                                                        --------------------------------------------------------------
Total from investment operations                                0.21                        0.21               0.09
                                                        --------------------------------------------------------------
Distributions:
Net investment income                                          (0.19)                      (0.18)             (0.06)
                                                        --------------------------------------------------------------
Total distributions                                            (0.19)                      (0.18)             (0.06)
                                                        --------------------------------------------------------------
Net asset value, end of period                              $  10.02                  $    10.02            $ 10.02
                                                        ==============================================================

TOTAL RETURN+                                                   2.17%#                      2.07%#***          0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $199,872                  $      923            $    17
Ratio of expenses to average daily net assets(1)                0.37%*                      0.65%*             1.35%*
Ratio of net investment income to average net assets            5.87%*                      5.59%*             4.89%*
Portfolio turnover rate                                            9%*                         9%*                9%*

(1)  During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.                   0.87%*                      1.16%*             1.86%*

*     Annualized.
** Class I, II and III commenced operations on March 2, 1998, March 9, 1998 and May 19, 1998, respectively.
***   Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#     Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  First Tennessee Bank National Association (First Tennessee) serves as Investment Adviser to the Portfolio and, with prior approval of the Board of Trustees (the Trustees), has engaged Martin & Company, Inc. (Martin), to act as Sub-Adviser to the Portfolio. Subject to First Tennessee's supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management Agreements".

  The investment objective of the Portfolio is to seek high current income consistent with the preservation of capital. Although the Portfolio can invest in securities of any maturity, under normal circumstances the Portfolio maintains a dollar-weighted average maturity of between three and six years. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

  The Portfolio will invest primarily in U.S. government obligations; investment grade debt of U.S. corporations; mortgage-backed securities, such as Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation obligations, and investment grade asset-backed securities. The Sub-Adviser expects to invest the Portfolio in investment grade debt securities, which are considered to be those rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P). Investment grade securities are generally of medium to high quality. Accordingly, the Portfolio will not invest in securities judged by the Sub-Adviser to be predominantly speculative or of poor quality, although it may invest in securities rated in the lower end of the investment grade category (Baa/BBB), if the Sub-Adviser deems that such securities present attractive investment opportunities. Securities rated Baa/BBB have speculative characteristics and may be more sensitive to economic changes in the financial conditions of issuers. The Portfolio may also invest in unrated securities judged to be of equivalent quality by Martin. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. The Portfolio relies more on the Sub-Adviser's credit analysis when investing in debt securities that are unrated. In the event the Portfolio owns a security whose rating is subsequently reduced below investment grade by Moody's or S&P, the Sub-Adviser will determine whether the Portfolio should continue to hold such security, but in no event will the Portfolio's investments in such securities exceed 5% or more of its net assets.

  The Portfolio also may invest in foreign securities and make investments in foreign securities. The Portfolio may buy or sell securities on a when-issued or delayed-delivery basis, engage in dollar roll transactions, invest in options, and purchase zero coupon bonds, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive purposes, invest without limit in short-term money market securities.

  The Portfolio will generally invest primarily in short to intermediate bonds. While it may invest in obligations of any maturity, its dollar-weighted average portfolio maturity will range between 3 and 6 years depending on the interest rate and investment environment. If the Sub-Adviser determines that market conditions warrant a shorter or longer average maturity within the range, the Portfolio's investments will be adjusted accordingly. The Sub-Adviser believes that the intermediate maturity sector of the bond market provides returns almost equal to longer maturities over a full market cycle, with less volatility. The portfolio construction process involves an analysis of real return potential for bonds, establishment of a target duration, yield curve and sector spread analysis, and a seven factor risk analysis for individual securities.

  See "Investment Instruments, Transactions, Strategies And Risks" for a further discussion of the Portfolio's investments.


-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes current income by investing primarily in intermediate-term, fixed income securities. An increase in interest rates generally will reduce the value of portfolio investments of the Portfolio and a decline in interest rates will generally increase the value of its portfolio investments. Short-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Intermediate-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Intermediate Bond Portfolio may be worth more or less than the original cost when shares are redeemed.

  In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of put and call option contracts, zero coupon bonds, stripped fixed-income obligations and mortgage-backed and asset-backed pass-through securities. Martin may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. This is called leverage. They may also result in a loss of principal if Martin judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. With respect to mortgage-backed securities, risks include a sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increase during periods of falling interest as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

  Martin believes that by lessening the effect of bond market declines, investors should experience greater overall returns; accordingly, Martin may address market risk through a strategy of adjusting the dollar-weighted average maturity of the Portfolio to reflect changing economic and interest rate environments. The timing of Portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in investment-grade securities as described previously. In the event a security's credit rating is downgraded, its value can be expected to decrease. Martin may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its dollar-weighted average portfolio maturity to between 3 and 6 years.

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies and Risks" and in the Statement of Additional Information.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.


--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result,
  (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

       (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations
(1), (2), (3)(a), and (4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges and Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. The Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at 73 Tremont Street, Boston, Massachusetts, 02108.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.
In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000.
Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form.
If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investment will begin accruing dividends on the day following purchase.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Intermediate Bond Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

               Chase Manhattan Bank, N.A.
               ABA #021000021
               First Funds
               Credit DDA #910-2-733335
               (Account Registration)
               (Account Number)
               (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which are financial institutions which have entered into an agreement with ALPS, the Portfolio's Distributor (Service
Organizations).  You may calculate your sales load as follows:


                                                                                    REALLOWANCE TO
                                    TOTAL SALES LOAD FOR CLASS II SHARES         SERVICE ORGANIZATIONS
                                    ------------------------------------         ----------------------
                                    AS A % OF OFFERING     AS A %                AS A % OF  OFFERING
   AMOUNT OF TRANSACTION            PRICE PER SHARE        OF NAV                PRICE PER SHARE
  Less than $100,000                3.75                   3.90                  3.25
  $100,000 to $249,999              3.00                   3.09                  2.65
  $250,000 to $499,999              2.25                   2.30                  2.00
  $500,000 to $999,999              1.50                   1.52                  1.25
  $1,000,000 and over               0.50                   0.50                  0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

          - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

          - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, shares purchased prior to October 30, 1998 are not subject to the CDSC.

CLASS I, II AND III
--------------------

HOW ARE PORTFOLIO SHARES VALUED?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class-specific liabilities, and dividing the result by the number of shares outstanding in the Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

  DISTRIBUTION OPTIONS: The Portfolio earns interest from bond, money market, and other fixed-income investments and dividends from its stocks. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, each Portfolio's shares may be exchanged for the same class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of these Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be maintained.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any class without notice to shareholders. You or your Institutional Investor will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS at the address indicated on the previous page to request additional copies.

--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the interest income it earned from its portfolio securities for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Statement of Additional Information for the Portfolio.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

  Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions - the Portfolio's portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's turnover rate for the fiscal period ended June 30, 1998 was 9%.

-------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income, and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor an IRS Form 1099-DIV by January 31.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, the Institutional Investor, and the IRS annually. However, the tax treatment also depends on the purchase price and your personal tax position.

  "BUYING A DIVIDEND." On the record date for a distribution of income or capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date (buying a dividend), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. Institutional Investors and other shareholders should consult their tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

  When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of taxable distributions from your account.

-------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .50% of its average net assets. First Tennessee has voluntarily agreed to waive its entire advisory fee. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the

Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Martin serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.6 billion in assets under management as of June 30, 1998.

  First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time. Martin's principal office is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver Colorado, 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to receive from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from the Portfolio a monthly fee at the annual rate of .05% of average net assets.

  As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is custodian of the assets of the Trust.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as the Fund Accountant and thereby calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the average net assets of Class III; however, the Trustees have limited such fees to .50% of Class III's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Service Organizations are paid at the annual rate of .25% of each Class' average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee, and the Administration Fee and Co-Administration Fees, and will reduce the net income and total return of both Classes.

-------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
-------------------------------------------------------------------------------

  The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or class votes separately with respect to issues affecting only that Portfolio or class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Ralph W. Herbert, Vice President and Fixed Income Portfolio Manager with Martin, is a co-manager for the Intermediate Bond Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

  Ted L. Flickinger, Jr., Senior Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Intermediate Bond Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 20 years of experience in the investment management industry, at least 8 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of The University of Tennessee.


-------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  ASSET-BACKED AND MORTGAGE SECURITIES purchased by the Portfolio may include interests in pools of mortgages, loans (including consumer loans), receivables or other assets. They may also include collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities. CMOs are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Martin determines they are consistent with the Portfolio's investment objective and policies.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers including their credit-worthiness. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Some securities may have a structure that makes their reaction to changing interest rates and other factors difficult to predict and highly volatile.

  COMMERCIAL PAPER purchased by the Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, the Portfolio may engage in dollar roll transactions with respect to mortgage securities. In a dollar roll transaction, the Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar (same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments. The income from these investments, together with any price difference at the time of sale, will determine the net advantage to the Portfolio. When the Portfolio enters into a dollar roll transaction, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

  FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Martin considers these factors in making foreign investments for the Portfolio.

  The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Martin fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated. Please see discussion under "Forwards" below.

  FORWARDS. A forward represents a contract that obligates the counterparty to buy, and the other to sell, a specific underlying asset at a specific price, amount, and date in the future. Forwards are similar to futures except for the fact that forwards are privately negotiated. The most common type of forward contracts are foreign currency exchange contracts.

  The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  ILLIQUID SECURITIES. Under guidelines established by the Board of Trustees, Martin, under First Tennessee 's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its net assets in illiquid investments.

  MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

  OPTIONS CONTRACTS. An option is a contract that gives the owner the right, but not the obligation, to either buy (call option) or sell (put option) an underlying security or currency at a fixed price for a specified period of time. The Portfolio may buy and sell (write) put and call options contracts to manage its exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

  Options can be volatile investments and involve certain risks. If Martin applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolios return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

  The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, a Portfolio could experience a loss. In all cases, Martin must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS purchased by the Intermediate Bond Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining its average weighted portfolio maturity, the Portfolio will look to the interest readjustment date, rather than the maturity date, of the instrument.

  ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

  A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

  The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

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

                               INVESTMENT ADVISER
                               ------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------

                             Martin & Company, Inc.
                                 Knoxville, TN

                                    OFFICERS
                                    --------

                         Richard C. Rantzow, President
                           James V. Hyatt, Secretary
                            Jeremy O. May, Treasurer

                                    TRUSTEES
                                    --------

                              Thomas M. Batchelor
                                 John A. DeCell
                               L.R. Jalenak, Jr.
                                Larry W. Papasan
                               Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                        ALPS Mutual Funds Services, Inc.
                                   Denver, CO

                    TRANSFER AND SHAREHOLDER SERVICING AGENT
                    ----------------------------------------

                      Chase Global Funds Services Company
                                   Boston, MA

                                   CUSTODIAN
                                   ---------
                           Chase Manhattan Bank, N.A.
                                  New York, NY

[FIRST FUNDS LOGO]



FIRST FUNDS                                                      370 17th Street
                                                                      Suite 3100
TENNESSEE TAX-FREE PORTFOLIO                             Denver, Colorado  80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II, AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed mutual fund. The objective of the Tennessee Tax-Free Portfolio (the Portfolio) is to seek a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-exempt obligations. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.





  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary Of Portfolio Expenses..............................................  3

Financial Highlights.......................................................  4

What Is The Investment Objective Of The Portfolio?.........................  6

Is The Portfolio A Suitable Investment?; Investment Risks..................  6

What Are The Portfolio's Investment Policies And Limitations?..............  8

How Are Investments, Exchanges And Redemptions Made?.......................  9

How Is Performance Calculated?............................................. 16

Portfolio Transactions..................................................... 16

What Is The Effect Of Income Tax On This Investment?....................... 17

What Advisory And Other Fees Does The Portfolio Pay?....................... 17

How Is The Portfolio Organized?............................................ 19

Investment Instruments, Transactions, Strategies and Risks................. 19

------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
-------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in the Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1998 adjusted to reflect new servicing arrangements. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                              TENNESSEE TAX-FREE PORTFOLIO
                                             -------------------------------
SHAREHOLDER TRANSACTION EXPENSES:            CLASS I   CLASS II   CLASS III
                                             --------  ---------  ----------
Maximum Sales Load on Purchases
  (as a percentage of offering price)         None      3.75%       None
Sales Load Imposed on Reinvested
  Distributions                               None       None       None
Deferred Sales Load
  (as a percentage of original purchase
  price or redemption proceeds, as
  applicable)                                 None       None     1.00%*
Redemption Fees                               None       None       None
Exchange Fee                                  None       None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees**                             .00%       .00%       .00%
12B-1 Fees**                                  .00%       .00%       .25%
Other Expenses**                              .35%       .41%       .40%
                                             -------   -------    -------

Total Portfolio Operating Expenses**          .35%       .41%       .65%

* Applied to redemptions made during the first year after purchase. no deferred sales charges are imposed on redemptions after one year from date of purchase.
** After expense waivers, limitations and/or reimbursements.

  ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing the Portfolio's investments. First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire investment advisory fee; however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administrative and Co-Administrative Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, as Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. ALPS has agreed to voluntarily waive one half of the .50% 12b-1 fee applicable to Class III of the Portfolio (see "What Advisory and Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans") or .25% of that Class' average net assets. ALPS reserves the right to modify or terminate this waiver of 12b-1 expenses at any time. First Tennessee, as Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services.

  If the waivers were not in effect, Management Fees would be .50% of average net assets for each Class. In addition, the Board of Trustees has limited payments of 12b-1 fees under the Distribution Plan to .50% (see "What Advisory and Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Without this limitation, 12b-1 fees would be .75% of average net assets for Class III for the current fiscal year. Absent these waivers and limitations, Other Expenses and Total Portfolio Operating Expenses would be as follows:

                                         TENNESSEE TAX-FREE PORTFOLIO
                                        -------------------------------
                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Other Expenses                            .35%       .66%        .65%
Total Portfolio Operating Expenses        .85%      1.16%       1.90%

  There is no guarantee that any waivers or assumptions of expenses will continue at their stated levels.

  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Tennessee Tax-Free Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:


                           TENNESSEE TAX-FREE PORTFOLIO
                           -----------------------------
                           CLASS I  CLASS II   CLASS III
                           -------  ---------  ---------
               1 year          $ 4       $42*        $ 7
               3 years         $11       $50*        $21
               5 years         $20       $60*        $36
               10 years        $44       $87*        $81

*Reflects imposition of maximum sales charge at the beginning of the period.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The table that follows is included in the Annual Report for the Portfolio dated June 30, 1998 and has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolio is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

TENNESSEE TAX-FREE PORTFOLIO

                                                                      CLASS I
                                                        ------------------------------------
                                                             For the Year Ended June 30,
                                                        ------------------------------------
                                                           1998        1997         1996**
                                                        ---------   ---------   ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $    9.99   $    9.71   $      10.00
                                                        ------------------------------------
Income from investment operations:
Net investment income                                        0.48        0.50           0.23
Net realized and unrealized gain (loss) on
 investments                                                 0.32        0.28          (0.29)
                                                        ------------------------------------
Total from investment operations                             0.80        0.78          (0.06)
                                                        ------------------------------------
Distributions:
Net investment income                                       (0.48)      (0.50)         (0.23)
                                                        ------------------------------------
Total distributions                                         (0.48)      (0.50)         (0.23)
                                                        ------------------------------------
Net asset value, end of period                          $   10.31   $    9.99   $       9.71
                                                        ====================================
TOTAL RETURN+                                                8.16%       8.26%      (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $ 176,884   $   8,935   $      5,925
Ratio of expenses to average daily net assets (1)            0.31%       0.07%        0.50%*
Ratio of net investment income to average net assets         4.71%       5.09%        4.31%*
Portfolio turnover rate                                        15%        122%           8%*

(1) During the period, various fees were waived.
    the ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.85%       1.14%        1.42%*


                                                                      CLASS II
                                                        ------------------------------------
                                                             For the Year Ended June 30,
                                                        ------------------------------------
                                                           1998        1997         1996**
                                                        ---------   ---------   ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   10.01   $    9.73   $      10.06
                                                        ------------------------------------
Income from investment operations:
Net investment income                                        0.48        0.51           0.21
Net realized and unrealized gain (loss) on
 investments                                                 0.33        0.28          (0.33)
                                                        ------------------------------------
Total from investment operations                             0.81        0.79          (0.12)
                                                        ------------------------------------
Distributions:
Net investment income                                       (0.48)      (0.51)         (0.21)
                                                        ------------------------------------
Total distributions                                         (0.48)      (0.51)         (0.21)
                                                        ------------------------------------
Net asset value, end of period                          $   10.34   $   10.01   $       9.73
                                                        ====================================
TOTAL RETURN+                                            8.22%***    8.37%***    (1.25)%#***

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $   8,973   $   5,941   $      1,875
Ratio of expenses to average daily
 Net assets (1)                                              0.37%       0.12%        0.49%*
Ratio of net investment income to average net assets         4.65%       5.03%        4.32%*
Portfolio turnover rate                                        15%        122%           8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.91%       1.14%        1.42%*


                                                                     CLASS III
                                                        ------------------------------------
                                                            For the Year Ended June 30,
                                                        ------------------------------------
                                                           1998        1997         1996**
                                                        ---------   ---------   ------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $   10.00   $    9.72   $      10.00
                                                        ------------------------------------
Income from investment operations:
Net investment income                                        0.45        0.50           0.19
Net realized and unrealized gain (loss) on
 investments                                                 0.32        0.28          (0.28)
                                                        ------------------------------------
Total from investment operations                             0.77        0.78          (0.09)
                                                        ------------------------------------
Distributions:
Net investment income                                       (0.45)      (0.50)         (0.19)
                                                        ------------------------------------
Total distributions                                         (0.45)      (0.50)         (0.19)
                                                        ------------------------------------
Net asset value, end of period                          $   10.32   $   10.00   $       9.72
                                                        ====================================

TOTAL RETURN+                                                7.86%       8.20%      (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $   9,270   $   5,750   $        896
Ratio of expenses to average daily
 net assets (1)                                              0.61%       0.23%        0.98%*
Ratio of net investment income to average net assets         4.41%       4.93%        3.83%*
Portfolio turnover rate                                        15%        122%           8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 1.65%       1.91%        1.91%*

*    Annualized.
** Class I and III commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
               WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

  The Tennessee Tax-Free Portfolio's investment objective is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a Portfolio consisting primarily of Tennessee tax-free obligations. There is no assurance that the Portfolio will achieve its investment objective.

  The Portfolio invests in securities rated at least investment grade by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P), or another nationally recognized statistical rating service, or in unrated securities deemed by Martin & Company, Inc., the Portfolio's Sub-Adviser (Martin) to be of comparable quality, issued by the State of Tennessee or any city, county, school district or any other political agency or sub-division of the State of Tennessee. These may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); industrial development bonds; private activity securities; standby commitments; and tender option bonds. It is a non-fundamental investment policy of the Portfolio that under normal conditions, it will invest its assets so that at least 65% of its income will be exempt from Tennessee personal income tax, and it is a fundamental policy of the Portfolio that at least 80% of its income will be exempt from federal income tax. As a non-fundamental investment policy, the Portfolio will invest its assets on an ongoing basis to achieve as fully as possible income that is tax-exempt for both Tennessee and federal income tax purposes.

  Municipal obligations are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.

  It is anticipated that the Portfolio normally will be invested in intermediate-to-long term bonds, and its dollar-weighted average maturity generally will be between 5 and 15 years, although it may invest in obligations of any maturity. If Martin determines that market conditions warrant a shorter or longer average maturity within the range of 5 to 15 years, the Portfolio's investments will be adjusted accordingly. The dollar-weighted average maturity of the Portfolio since inception has been between 5 and 15 years. At the beginning of March, 1998, assets were transferred in-kind into the Portfolio, which shortened the dollar-weighted average maturity of the Portfolio from approximately 9.4 years to approximately 6.6 years. In addition, Martin became Sub-Adviser to the Portfolio effective March 2, 1998. As a fixed-income securities adviser, Martin has historically favored securities with a maturity range between 3 and 10 years. Consequently, the Portfolio's average maturity may decrease further over time. Martin's investment philosophy includes evaluating bond type, bond quality, and bond maturity allocation based on economic trends and historic yield comparisons.

  The Portfolio does not intend to invest in federally taxable obligations under normal conditions; however, it may, for temporary defensive purposes, invest in high quality taxable money market instruments, including U.S. government obligations; U.S. Treasury bills, notes and bonds; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may also buy and sell securities on a when-issued or delayed delivery basis, and may purchase zero coupon bonds.

  See "Investment Instruments, Transactions, Strategies And Risks" for a further discussion of the Portfolio's investments.

-------------------------------------------------------------------------------
           IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

  By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes both federal and Tennessee personal tax-free income. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in securities as described previously in "What is the Investment Objective of the Portfolio?" In the event a security's credit rating is downgraded, its value can be expected to decrease. Martin may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its average maturity to 15 years or less. An increase in interest rates will generally reduce the value of portfolio investments and a decline in interest rates will generally increase the value of portfolio investments. Shorter-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Longer-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. The Portfolio's share price, yield and total return will fluctuate, and an investment may be worth more or less than the original cost when shares are redeemed.

  In general, the secondary market for Tennessee obligations is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. There is, however, an established resale market for Tennessee obligations in which the Portfolio may invest. These considerations may have the effect of restricting the availability of such obligations for the Portfolio to purchase, may affect the choice of securities sold to meet redemption requests and may have the effect of limiting the ability of the Portfolio to sell or dispose of such securities. Also, valuation of such obligations may be more difficult.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

SPECIAL FACTORS CONCERNING THE STATE OF TENNESSEE

  Because the Portfolio will ordinarily invest 65% or more of its total assets in Tennessee obligations, it is more susceptible to factors affecting Tennessee issuers than is a comparable fund not concentrated in the obligations located in a single state.

  Tennessee contains four geographically separated cities and a number of small towns spread throughout the state. The demography of the State is such that its economic strength is concentrated in Nashville, Memphis, Knoxville, and Chattanooga. The different geographic influences of these cities, strongly affect the economic growth and diversity of surrounding counties. The state also contains a number of emerging economic centers such as Johnson City/Bristol/Kingsport (Tri-Cities), Jackson, and Cookeville. Most of the remaining counties have more isolated and rural economies. Although rural, most of these economies often include some diversified, small scale manufacturing concerns which are often the cornerstone of local employment and personal income.

  Tennessee's industrialized economy is dominated by diverse manufacturing, which includes automotive, fabricated metals, non-electrical machinery, electronic equipment, chemicals and textiles. The State's industrial expansion has left Tennessee vulnerable to national economic cycles and foreign competition. Consequently, Tennessee has focused on developing growth in the services sector. The State unemployment rate for 1997 averaged 5.4% which was higher than the national average of 4.95% in 1997. In 1996, however, the State unemployment rate of 5.2% was lower than the 1996 national average of 5.4%. Per capita income has steadily increased and in 1997 was 90% of the national average, up from 85% in 1990 and 83% in 1985.

  TennCare, the State-provided healthcare plan, replaced Medicaid and insures all qualified uninsured individuals in the State. This has caused a strain in the past on the State's finances; however, the costs associated with the program have stabilized in fiscal 1997.

  Tennessee has revamped its education aid program, the Basic Education Program. In 1993, it increased the State sales tax rate from 5.5% to 6%, with the additional half percent dedicated to education. Funding under the Basic Education Program was completed in fiscal year 1997-1998.

  Tennessee's financial operations are considerably different than most other states because there is no state payroll income tax. This factor, together with the State's reliance on the sales tax for approximately 60% of general fund receipts, exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. The second largest revenue generator is the gasoline tax. The General Fund balance, which was drawn down to $7.3 million in 1991, has since grown to $345 million in 1997. The State economy remains moderately strong. Estimated growth in the current year is expected to be sufficient to meet increased expenditures. Although the State continues to experience balanced financial operations, there can be no assurance that Tennessee's relatively favorable economic performance will continue.

  As of the date of this Prospectus, general obligations of the State of Tennessee are currently rated "AAA," "Aaa" and "AAA" by S&P, Moody's and Fitch Investors Service, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. There are no material state tax considerations for shareholders of this Portfolio other than those set forth under the section "What Is The Effect Of Federal Income Tax On This Investment?"

  Further information about the types of securities in which the Portfolio may invest and their related risks, as well as the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

       (1) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

       (2) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

  Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, the Portfolio's policy that, under normal conditions, at least 80% of its income will be exempt from federal income tax, and limitations (1) and (2)(a) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  Tennessee Tax-Free Portfolio is classified under the Investment Company Act of 1940, as amended (1940 Act) as a "non-diversified" investment company, which allows it to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Due to the relatively small number of issuers of Tennessee obligations, the Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations on a national scale. The Portfolio is, therefore, more susceptible than a diversified portfolio to any single adverse economic or political occurrence or development affecting Tennessee issuers. The Portfolio will also be subject to an incremental risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Tennessee tax-exempt obligations for the Portfolio to achieve its objective of providing income exempt from Tennessee personal income taxes.

  The Portfolio may also invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type.

  Martin defines the issuer of a security depending on its terms and conditions. In identifying the issuer, Martin will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  It is the current position of the SEC staff that the Portfolio may not derive more than 20% of its income from municipal obligations that pay interest that is a preference item for purposes of the federal alternative minimum tax (AMT).

  To the extent that the Portfolio invests in private activity obligations, individuals who are subject to the AMT will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining their federal tax. Income distributions that are a tax preference item for purposes of the federal AMT are considered to be exempt from federal income tax for purposes of the Portfolio's fundamental policy that at least 80% of its income will be federally tax-exempt.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, the Portfolio to the extent consistent with its investment objective, policies and restrictions, may invest in securities of cities, counties or municipalities with which First Tennessee or its affiliates have lending relationships and may engage in agency brokerage transactions with First Tennessee. Subject to the terms of the SEC exemptive order received by the Portfolio on July 15, 1996, the Portfolio may invest in securities underwritten by First Tennessee and may engage in brokerage transactions with First Tennessee acting as principal.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If an order is received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day of purchase. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the net asset value per share (NAV) calculated after an order is received and accepted by the Transfer Agent. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern Time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, the Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 4:00 p.m. Eastern time on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. An Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, 73 Tremont Street, Boston, Massachusetts, 02108. Shares redeemed will earn dividends declared, if any, through the date of redemption.

  Pursuant to the the 1940 Act, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, an Institutional Investor may either withdraw its request for redemption, or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Martin's opinion, they are of a size that would disrupt management of the Portfolio.

  In order to allow Martin to manage the Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses."

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before 4:00 p.m. Eastern Time in order for you to receive that day's share price. The Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investment will begin accruing dividends on the day following purchase.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern
Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: Tennessee Tax-Free, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

              Chase Manhattan Bank, N.A.
              ABA #021000021
              First Funds
              Credit DDA #910-2-733335
              (Account Registration)
              (Account Number)
              (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941, (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request and will earn dividends declared, if any, through the day prior to redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  By Wire: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern Time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds at 73 Tremont Street, Boston, Massachusetts, 02108.

  ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

CLASS II
--------

PUBLIC OFFERING PRICE

  The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Investment Professionals which have entered into an agreement with ALPS, the Portfolio's Distributor (Service Organizations). You may calculate your sales load as follows:


                                                                   REALLOWANCE TO
                          TOTAL SALES LOAD FOR CLASS II SHARES  SERVICE ORGANIZATIONS
                          ------------------------------------  ----------------------
                          AS A % OF OFFERING     AS A %          AS A % OF  OFFERING
  AMOUNT OF TRANSACTION   PRICE PER SHARE        AS A % OF NAV   PRICE PER SHARE
  Less than $100,000      3.75                   3.90            3.25
  $100,000 to $249,999    3.00                   3.09            2.65
  $250,000 to $499,999    2.25                   2.30            2.00
  $500,000 to $999,999    1.50                   1.52            1.25
  $1,000,000 and over     0.50                   0.50            0.40

  The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to eligible representatives of Service Organizations in the form of attendance at a sales seminar at a resort. These incentives may be limited to certain eligible representatives of Service Organizations who have sold significant numbers of shares of any of the Portfolios of the Trust.

  You may purchase Class II shares without a sales load if the purchase will be
(a) through an IRA, 401 Plan, 403 Plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates; (b) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates; (c) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (d) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code); (e) for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; (f) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past 60 days upon presentation of purchase verification information; or (g) through certain promotions where the load is waived for investors.

  In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class II shares which you purchased with a sales load.
A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

  In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

  You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

  To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

  RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

  LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

  If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

  QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

          - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

          - the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

  A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

  OTHER. Class II shares also incur Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

CLASS III
---------

  Class III shares are bought without a front-end load; that is, the offering price for such shares will be their NAV. Class III shares incur Distribution Fees and Shareholder Servicing Fees. See discussion under "What Advisory And Other Fees Does The Portfolio Pay? - Distribution Plan and Shareholder Servicing Plans."

  DEFERRED SALES CHARGES. A contingent deferred sales charge (CDSC) of 1.00% is imposed on redemptions of Class III shares within the first year after purchase, based on the lower of the shares' cost and the current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, shares purchased prior to October 30, 1998 are not subject to the CDSC.

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  The Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value.

  DISTRIBUTION OPTIONS: The Portfolio earns interest from its bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Tennessee Tax-Free Portfolio are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

  1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

  3. INCOME-EARNED OPTION. Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day.

  Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, Martin discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Martin's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted for shares of another Class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Institutional Investor, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.


--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The YIELD is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its Portfolio securities for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

  The Portfolio also may quote the TAX EQUIVALENT YIELD, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. A tax equivalent yield is calculated by dividing the tax-exempt current yield by the result of one minus a combined federal and Tennessee tax rate.

  TOTAL RETURN for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A CUMULATIVE TOTAL RETURN reflects performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

  For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for the Portfolio.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Municipal obligations and other fixed income securities are generally traded in the over-the-counter market through broker-dealers. Broker-dealers are utilized to conduct securities transactions for the Portfolio and are chosen based upon professional ability and quality of service. In addition, the Portfolio's investment advisers may consider a broker-dealer's sales of shares of the Portfolio or recommendations to its customers that they purchase shares of the Portfolio as a factor in the selection of broker-dealers to execute transactions for the Portfolio. In placing business with such broker-dealers, the advisers will seek the best execution of each transaction.

  Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of Portfolio transactions - the portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's portfolio turnover rate for the fiscal year ended June 30, 1998 was 15%.

-------------------------------------------------------------------------------
              WHAT IS THE EFFECT OF INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

  The Portfolio intends to distribute substantially all of its net investment income, and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

  FEDERAL TAXES. Distributions of gains from the sale of assets held by the Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

  Federally tax-free interest earned by the Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds held by the Portfolio for more than one year results in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

  STATE TAXES. In the opinion of Fund counsel, Baker, Donelson, Bearman & Caldwell, Memphis, Tennessee, distributions received from the Portfolio will not be subject to Tennessee personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or on bonds or securities issued by the State of Tennessee or any county, municipality or political subdivision of Tennessee, including any agency, board, authority or commission thereof, without regard to maturity.

  REDEMPTIONS AND EXCHANGES. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each shareholder or, if Class I, each Institutional Investor and the IRS annually. However, the tax treatment also depends on the purchase price and the shareholder's personal tax position .

  "BUYING A DIVIDEND." On the record date for a distribution of income of capital gains, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price may be received back as a taxable distribution. Consult your tax advisor for more information.

  OTHER TAX INFORMATION. The information above is only a summary of some of the federal and Tennessee tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. You should consult your tax adviser for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given a your particular tax situation.

  When you sign an account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
--------------------------------------------------------------------------------

  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Tennessee Tax-Free Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of
 .50% of its average net assets. First Tennessee has voluntarily agreed to waive its entire fee. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement (Agreement), First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including nondiscretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  Martin serves as Sub-Adviser subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. In January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. Martin has a total of $1.6 billion in assets under management as of June 30, 1998.

  First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time. Martin's principal office is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets. ALPS has agreed to voluntarily waive one half of the .50% 12b-1 fee applicable to Class III of the Portfolio or .25% of that Class' average net assets. ALPS reserves the right to modify or terminate this waiver of 12b-1 expense at any time.

  First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

  As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (the Transfer Agent), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N. A. is Custodian of the Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as the Fund Accountant and thereby calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act, as amended. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III; however, the Trustees have limited such fees to .50% of Class III's average net assets. ALPS has agreed to voluntarily waive one half of the 0.50% 12b-1 fee applicable to Class III of the Portfolio or 0.25% of that Class' average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and Class III of the Portfolio under which Investment Professionals may be paid at an annual rate of up to .25% of the average net assets of each Class for shareholder services and account maintenance including responding to shareholder inquiries, directing shareholder communications, account balance maintenance and dividend posting. Shareholder Servicing Fees for Class II or Class III have not currently been authorized by the Board of Trustees although such fees may become effective at a future time. The Distribution Fees are expenses of Class III, and the Shareholder Servicing Fees would be expenses of Class II and III in addition to the Management Fee, and Administration and Co-Administration Fees, and would reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                        HOW IS THE PORTFOLIO ORGANIZED?
--------------------------------------------------------------------------------

  The Tennessee Tax-Free Portfolio is a non-diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Ralph W. Herbert, Vice President and Fixed Income Portfolio Manager with Martin, is a co-manager for the Tennessee Tax-Free Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

  Ted L. Flickinger, Jr., Senior Vice President and Fixed Income Portfolio Manager with Martin, co-manages the Tennessee Tax-Free Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 20 years of experience in the investment management industry, at least 8 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of the University of Tennessee.


--------------------------------------------------------------------------------
          INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS.
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

  DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

  ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, Martin determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments and private placements.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. Martin may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Martin will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  MUNICIPAL LEASE OBLIGATIONS are issued by a state and local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of significant loss to the Portfolio. CERTIFICATES OF PARTICIPATION in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease- purchase payments made.

  MUNICIPAL REFUNDING COLLATERALIZED MORTGAGE OBLIGATIONS (MR CMOS) are CMOs originated from revenue bonds issued to fund low interest rate mortgages for first time home buyers with low to moderate incomes. The security is considered a "mortgage related security" for investment purposes; therefore, banks have no investment limitations or restrictions for purchasing the security for their own account. MR CMOs are attractive for investors seeking triple-A credit quality with above average yield.

  CMOS are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

  MUNICIPAL SECURITIES include GENERAL OBLIGATION SECURITIES, which are backed by the full taxing power of a municipality, and REVENUE SECURITIES, which are backed by the revenues of a specific tax, project, or facility. INDUSTRIAL REVENUE BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. PRIVATE ACTIVITY MUNICIPAL SECURITIES, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities. TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes.

  TAX-EXEMPT COMMERCIAL PAPER are promissory notes issued by municipalities to help finance short-term capital or operating needs.

  RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

  REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

  REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. The Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, Martin must find the creditworthiness of the other party to the transaction satisfactory.

  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and ,therefore, they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice.

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                                       22

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                                       23

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                             SUB-INVESTMENT ADVISER
                             ----------------------

                             Martin & Company, Inc.
                                 Knoxville, TN

                                    OFFICERS
                                    --------

                         Richard C. Rantzow, President
                            Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                    TRUSTEES
                                    --------

                              Thomas M. Batchelor
                                 John A. DeCell
                               L.R. Jalenak, Jr.
                                Larry W. Papasan
                               Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                        ALPS Mutual Funds Services, Inc.
                                   Denver, CO

                    TRANSFER AND SHAREHOLDER SERVICING AGENT
                    ----------------------------------------

                      CHASE GLOBAL FUNDS SERVICES COMPANY
                                   Boston, MA

                                   CUSTODIAN
                                   ---------

                           Chase Manhattan Bank, N.A.
                                  New York, NY

[FIRST FUNDS LOGO]

FIRST FUNDS

U.S. TREASURY MONEY MARKET PORTFOLIO
U.S. GOVERNMENT MONEY MARKET PORTFOLIO                           370 17th Street
MUNICIPAL MONEY MARKET PORTFOLIO                                      Suite 3100
CASH RESERVE PORTFOLIO                                    Denver, Colorado 80202

--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II AND III
October 26, 1998
--------------------------------------------------------------------------------

  First Funds (the Trust) offers investors a convenient and economical means of investing in professionally managed money market mutual funds. The objective of each Money Market Portfolio is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity. Municipal Money Market Portfolio also seeks as high a level of federally tax-exempt income as is consistent with this objective.

  An investment in each Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that each Portfolio will maintain a stable $1.00 share price.

  This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of each Portfolio. Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (Institutional Accounts). Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions and other entities serving in trust, advisory, agency, custodial or similar capacities (each, an Institutional Investor and collectively, Institutional Investors) that meet the investment threshold for this Class of shares. Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary."

  A Statement of Additional Information (dated October 26, 1998) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and the Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1998 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR JURISDICTION.




  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                                                                PAGE
                                                                ----

Summary Of Portfolio Expenses.....................................3

Financial Highlights..............................................5

What Is The Investment Objective Of Each Portfolio?...............9

Are The Portfolios Suitable Investments? Investment Risks........10

What Are The Portfolios' Investment Policies And Limitations?....11

How Are Investments, Exchanges And Redemptions Made?.............13

How Is Performance Calculated?...................................18

Portfolio Transactions...........................................19

What Is The Effect Of Federal Income Tax On This Investment?.....19

What Advisory And Other Fees Do The Portfolios Pay?..............20

How Are The Portfolios Organized?................................21

Investment Instruments, Transactions, Strategies and Risks.......21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

  The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear, directly or indirectly, by investing in each Portfolio. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information for Class I and Class III below is based upon each Class' expenses for the fiscal year ended June 30, 1998. The information for Class II below is based upon the expenses of Class III, adjusted for differing Distribution and Shareholder Servicing Plans. This expense information should be considered along with other important information, such as each Portfolio's investment objective. There are no sales charges, exchange, or redemption fees.


A.  EXPENSE SUMMARY
                                                     U.S. TREASURY                      U.S. GOVERNMENT
                                                 MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                             ---------------------------------------------------------------------
                                             CLASS I   CLASS II   CLASS III     CLASS I    CLASS II     CLASS III
                                             --------  ---------  ----------   --------  -------------  ----------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                                 .10%       .10%        .10%      .10%           .10%        .10%
12b-1 Fees*                                      .00%       .00%        .25%      .00%           .00%        .25%
Other Expenses*                                  .35%       .52%        .27%      .25%           .55%        .30%
                                                 ---        ---         ---       ---            ---         ---

Total Portfolio Operating Expenses*              .45%       .62%        .62%      .35%           .65%        .65%
                                                 ===        ===         ===       ===            ===         ===

                                                    MUNICIPAL MONEY                     CASH RESERVE
                                                    MARKET PORTFOLIO                     PORTFOLIO
                                             ---------------------------------------------------------------------
                                              CLASS I   CLASS II   CLASS III   CLASS I     CLASS II      CLASS III
                                             --------   --------   ---------   -------   ------------   ----------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                                 .10%       .10%        .10%      .10%           .10%        .10%
12b-1 Fees*                                      .00%       .00%        .25%      .00%           .00%        .25%
Other Expenses*                                  .28%       .53%        .28%      .26%           .50%        .25%
                                                 ---        ---         ---       ---            ---         ---

Total Portfolio Operating Expenses*              .38%       .63%        .63%      .36%           .60%        .60%
                                                 ===        ===         ===       ===            ===         ===

*After expense waivers or limitations.

  ANNUAL PORTFOLIO OPERATING EXPENSES. Each Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee) for managing each Portfolio's investments. First Tennessee, as Investment Adviser, is entitled to receive .25% of each Portfolio's average net assets. First Tennessee has voluntarily agreed to waive its investment advisory fee down to .10% of each Portfolio's average net assets; however, there is no guarantee that this waiver will continue. Each Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS Mutual Funds Services, Inc. (ALPS), as Administrator, is entitled to and charges .075% of each Portfolio's average net assets for administration services. First Tennessee, as Co-Administrator, is entitled to .05% of each Portfolio's average net assets for co-administration services. First Tennessee has voluntarily agreed to waive this fee to .025%; however, there is no guarantee that this waiver will continue. Other Expenses also include Shareholder Servicing Fees of 0.25% with respect to Class II of each Portfolio.

  If the waivers were not in effect, Management Fees would be .25% of average net assets for each Class. In addition, the Board of Trustees has limited payments of 12b-1 fees under the Distribution Plan to 0.25% (see "What Advisory and Other Fees Does The Portfolio Pay - Distribution Plan and Shareholder Servicing Plans"). Without this limitation, 12b-1 fees would be .45% of average net assets for Class III for the current fiscal year. Absent these waivers and limitations, Other Expenses and Total Portfolio Operating Expenses would be as follows:

                                               U.S. TREASURY                     U.S. GOVERNMENT
                                           MONEY MARKET PORTFOLIO             MONEY MARKET PORTFOLIO
                                      ------------------------------------------------------------------
                                      CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                      -------    --------   ---------     -------   --------   ---------
Other Expenses                            .38%        .55%        .30%        .28%       .58%        .33%
Total Portfolio Operating Expenses        .63%        .80%       1.00%        .53%       .83%       1.03%

                                                MUNICIPAL MONEY                          CASH RESERVE
                                                MARKET PORTFOLIO                          PORTFOLIO
                                      ------------------------------------------------------------------
                                      CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                      -------    --------   ---------     -------   --------   ---------
Other Expenses                            .31%        .56%        .31%        .29%       .53%        .28%
Total Portfolio Operating Expenses        .56%        .81%       1.01%        .54%       .78%        .98%

  There is no guarantee that any waivers or limitations will continue at their stated levels.


  Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in each Portfolio's yield and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of each Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II of each Portfolio to Investment Professionals for services and expenses incurred in connection with providing personal service to shareholders, subaccounting and/or maintenance of shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees applicable to Class III shares. Please see "What Advisory And Other Fees Does the Portfolio Pay - Distribution Plan and Shareholder Servicing Plan" for further information.

  B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Money Market Portfolios assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses (net of expense waivers) are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY SIGNIFICANTLY:

                                            U.S. TREASURY                     U.S. GOVERNMENT
                                        MONEY MARKET PORTFOLIO             MONEY MARKET PORTFOLIO
                                    ------------------------------------------------------------------

                                    CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                    -------    --------   ---------     -------   --------   ---------
                1 year                  $ 5         $ 6         $ 6         $ 4        $ 6         $ 6
                3 years                 $14         $20         $20         $11        $21         $21
                5 years                 $25         $35         $35         $20        $36         $36
                10 years                $57         $78         $78         $44        $81         $81

                                          MUNICIPAL MONEY                       CASH RESERVE
                                          MARKET PORTFOLIO                       PORTFOLIO
                                    ------------------------------------------------------------------
                                    CLASS I    CLASS II   CLASS III     CLASS I   CLASS II   CLASS III
                                    -------    --------   ---------     -------   --------   ---------
                1 year                  $ 4         $ 6         $ 6         $ 4        $ 6         $ 6
                3 years                 $12         $20         $20         $12        $19         $19
                5 years                 $21         $35         $35         $20        $34         $34
                10 years                $48         $79         $79         $46        $75         $75


--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The tables that follow are included in the Annual Report for the Portfolios dated June 30, 1998 and have been audited by PricewaterhouseCoopers LLP, independent accountants. Their report on the financial statements and the financial highlights for the Portfolios is included in the Annual Report. The financial statements and financial highlights are incorporated by reference into the Portfolios' Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                              CLASS I
                                                        --------------------------------------------------

                                                                     For The Year Ended June 30,
                                                        --------------------------------------------------
                                                           1998      1997        1996      1995       1994
                                                        -------   -------     -------   -------   --------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00   $   1.00
                                                        --------------------------------------------------
Income from investment operations:
Net investment income                                     0.051     0.050       0.052     0.050      0.030
                                                        --------------------------------------------------
Distributions:
Net investment income                                    (0.051)   (0.050)     (0.052)   (0.050)    (0.030)
                                                        --------------------------------------------------
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00   $   1.00
                                                        ==================================================
TOTAL RETURN+                                              5.19%     5.09%       5.30%     5.10%      3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $19,314   $ 6,141     $75,703   $67,377   $100,868
Ratio of expenses to average net assets (1)                0.45%     0.37%       0.36%     0.36%      0.33%
Ratio of net investment income to average net assets       5.09%     5.01%       5.19%     5.00%      3.04%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.63%     0.55%       0.56%     0.63%      0.60%


                                                                            CLASS III
                                                        --------------------------------------------------

                                                                  For the Year Ended June 30,
                                                        --------------------------------------------------
                                                               1998           1997         1996**
                                                            -------        -------        -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $  1.00        $  1.00        $  1.00
                                                        --------------------------------------------------
Income from investment operations:
Net investment income                                         0.049          0.047          0.044
                                                        --------------------------------------------------
Distributions:
Net investment income                                        (0.049)        (0.047)        (0.044)
                                                        --------------------------------------------------
Net asset value, end of period                              $  1.00        $  1.00        $  1.00
                                                        ==================================================
TOTAL RETURN+                                                  5.03%          4.84%          4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $42,288        $61,135        $ 3,528
Ratio of expenses to average net assets (1)                    0.62%          0.62%          0.62%*
Ratio of net investment income to average net assets           4.92%          4.76%          4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   0.80%          0.80%        0.82%*

*   Annualized.
**  Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                             CLASS I
                                                        -------------------------------------------------

                                                                    For the Year Ended June 30,
                                                        -------------------------------------------------
                                                           1998      1997        1996      1995      1994
                                                        -------   -------     -------   -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        -------------------------------------------------
Income from investment operations:
Net investment income                                     0.052     0.051       0.053     0.053     0.032
                                                        -------------------------------------------------
Distributions:
Net investment income                                    (0.052)   (0.051)     (0.053)   (0.053)   (0.032)
                                                        -------------------------------------------------
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        =================================================
TOTAL RETURN+                                              5.37%     5.23%       5.37%     5.39%     3.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $88,255   $94,541     $88,111   $88,057   $67,854
Ratio of expenses to average net assets (1)                0.35%     0.35%       0.33%     0.31%     0.28%
Ratio of net investment income to average net assets       5.24%     5.11%       5.28%     5.27%     3.18%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.52%     0.53%       0.53%     0.58%     0.55%

                                                                            CLASS III
                                                                  -----------------------------
                                                                   For the Year Ended June 30,
                                                                  -----------------------------
                                                                    1998        1997     1996**
                                                                  -------     -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                              $  1.00     $  1.00   $  1.00
                                                                  -----------------------------
Income from investment operations:
Net investment income                                               0.049       0.048     0.044
                                                                  -----------------------------
Distributions:
Net investment income                                              (0.049)     (0.048)   (0.044)
                                                                  -----------------------------
Net asset value, end of period                                    $  1.00     $  1.00   $  1.00
                                                                  =============================
TOTAL RETURN+                                                        5.05%       4.91%     4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $ 2,513     $ 3,486   $   228
Ratio of expenses to average net assets (1)                          0.65%       0.65%     0.65%*
Ratio of net investment income to average net assets                 4.94%       4.81%     4.96%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                         0.82%       0.83%     0.85%*

*  Annualized.
** Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                             CLASS I
                                                        -------------------------------------------------

                                                                   For The Year Ended June 30,
                                                        -------------------------------------------------
                                                           1998      1997        1996      1995      1994
                                                        -------   -------     -------   -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        -------------------------------------------------
Income from investment operations:
Net investment income                                     0.033     0.033       0.035     0.034     0.024
                                                        -------------------------------------------------
Distributions:
Net investment income                                    (0.033)   (0.033)     (0.035)   (0.034)   (0.024)
                                                        -------------------------------------------------
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00   $  1.00
                                                        =================================================

TOTAL RETURN+                                              3.33%     3.32%       3.52%     3.48%     2.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $36,279   $45,988     $71,665   $94,078   $76,231
Ratio of expenses to average net assets (1)                0.38%     0.35%       0.32%     0.30%     0.28%
Ratio of net investment income to average net assets       3.28%     3.25%       3.50%     3.44%     2.39%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.56%     0.53%       0.52%     0.57%     0.55%


                                                                             CLASS III
                                                                  -----------------------------

                                                                    For the Year Ended June 30,
                                                                  -----------------------------
                                                                     1998        1997    1996**
                                                                  -------     -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                              $  1.00     $  1.00   $  1.00
                                                                  -----------------------------
Income from investment operations:
Net investment income                                               0.030       0.030     0.030
                                                                  -----------------------------
Distributions:
Net investment income                                              (0.030)     (0.030)   (0.030)
                                                                  -----------------------------
Net asset value, end of period                                    $  1.00     $  1.00   $  1.00
                                                                  =============================
TOTAL RETURN+                                                        3.06%       3.03%     3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $ 3,929     $12,886   $ 2,905
Ratio of expenses to average net assets (1)                          0.63%       0.62%     0.58%*
Ratio of net investment income to average net assets                 3.03%       2.98%     3.24%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                         0.81%       0.79%     0.78%*

*  Annualized.
** class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

CASH RESERVE PORTFOLIO

                                                                         CLASS I
                                                         ---------------------------------------

                                                               For the Year Ended June 30,
                                                        ---------------------------------------
                                                           1998      1997        1996    1995**
                                                        -------   -------     -------   -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $  1.00   $  1.00     $  1.00   $  1.00
Income from investment operations:
Net investment income                                     0.053     0.051       0.053     0.042

Distributions:
Net investment income                                    (0.053)   (0.051)     (0.053)   (0.042)
Net asset value, end of period                          $  1.00   $  1.00     $  1.00   $  1.00

TOTAL RETURN+                                              5.46%     5.23%       5.39%     4.27%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $40,242   $14,241     $16,369   $15,460
Ratio of expenses to average net assets (1)                0.36%     0.40%       0.42%     0.43%*
Ratio of net investment income to average net assets       5.33%     5.13%       5.22%     5.48%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.54%     0.57%       0.61%     0.70%*


                                                                    CLASS III
                                                          ------------------------------
                                                            For the Year Ended June 30,
                                                          ------------------------------
                                                          1998        1997        1996**
                                                          ----        ----        ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                      $  1.00    $  1.00     $  1.00
                                                          ------------------------------
Income from investment operations:
Net investment income                                       0.051      0.049       0.047
                                                          ------------------------------
Distributions:
Net investment income                                      (0.051)    (0.049)     (0.047)
                                                          ------------------------------
Net asset value, end of period                            $  1.00    $  1.00     $  1.00
                                                          ==============================
TOTAL RETURN+                                                5.21%      5.00%       4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $58,243    $35,592     $24,190
Ratio of expenses to average net assets (1)                  0.60%      0.64%       0.62%*
Ratio of net investment income to average net assets         5.09%      4.88%       5.02%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.77%      0.82%       0.81%*

*  Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28,
   1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
              WHAT IS THE INVESTMENT OBJECTIVE OF EACH PORTFOLIO?
--------------------------------------------------------------------------------

  First Tennessee, serves as Investment Adviser to each Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged BlackRock Institutional Management Corporation (BIMC or the Sub-Adviser) to act as Sub-Adviser to each Portfolio. Subject to First Tennessee's supervision, BIMC is responsible for the day-to-day operations of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio. For additional information about the Portfolios' investment advisory arrangements, see "What Advisory and Other Fees Do the Portfolios Pay? - Investment Advisory and Management and Sub-Advisory Agreements."

  The investment objective of each Money Market Portfolio is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the prescribed standards for each Portfolio. Municipal Money Market Portfolio also seeks as high a level of federally tax-exempt income as is consistent with this objective. There is no assurance that each Portfolio will achieve its investment objective. The permitted investments of each Money Market Portfolio are as follows:

  U.S. TREASURY MONEY MARKET PORTFOLIO may invest in U.S. Treasury bills, notes, and bonds, and in other direct obligations of the U.S. Treasury. The Portfolio also may engage in repurchase agreements and reverse repurchase agreements backed by these instruments. As an operating policy, the Portfolio intends to invest 100% of its total assets in these instruments. This operating policy is not fundamental and may be changed upon 90 days' notice to shareholders.

  U.S. Treasury Money Market Portfolio is rated to reflect investment quality by a nationally recognized statistical rating organization. These quality ratings are based on, but not limited to, an analysis of the Portfolio's operational policies, investment strategies and management. These rating organizations also may undertake an ongoing analysis and assessment of these criteria in order to continually update the Portfolio's rating. For additional information please call the Distributor, ALPS Mutual Funds Services, Inc., at 1-800-442-1941 (option 1).

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO may invest in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities. These instruments include, but are not limited to, U.S. Treasury bills, notes, and bonds, and other obligations of the U.S. government such as the Export-Import Bank of the U.S., the General Services Administration, the Government National Mortgage Association, the Small Business Administration and the Washington Metropolitan Area Transit Authority (U.S. government obligations). U.S. Government Money Market Portfolio may also include instruments which are backed only by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligations. Such instruments (e.g., those issued by the Federal Home Loan Bank, Federal Farm Credit Bank, and Federal National Mortgage Association) are not deemed direct obligations of the United States. The Portfolio may invest in variable or floating rate instruments that have features that give them interest rates, maturities, and prices similar to short-term instruments.

  The Portfolio invests at least 65% of its total assets in the instruments described in the above paragraph.

  The Portfolio may also engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted securities and illiquid securities.

  MUNICIPAL MONEY MARKET PORTFOLIO may invest in high-quality, short-term municipal obligations but also may invest in high-quality, long-term fixed, variable or floating rate instruments (including tender option bonds) that have features that give them interest rates, maturities, and prices similar to short-term instruments. Under normal conditions, at least 80% of the Portfolio's income will be exempt from federal income tax. The Portfolio's investments in municipal obligations may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); standby commitments; and zero coupon bonds. The Portfolio may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted and illiquid securities.

  Municipal obligations are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. BIMC monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Portfolio may purchase.

  Municipal Money Market Portfolio does not intend to invest in federally taxable obligations under normal conditions; however, it reserves the right, for temporary defensive purposes, to invest without limitation in taxable money market instruments, including U.S. government securities, commercial paper, and repurchase agreements.

  CASH RESERVE PORTFOLIO may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations. Such obligations may include, but are not limited to, certificates of deposit, bankers' acceptances, demand and time deposits, bank notes, corporate commercial paper, bonds, variable and floating rate notes, and short-term obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

  Cash Reserve Portfolio concentrates its investments in obligations issued by the financial services industry. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Portfolio concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions.

  The Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where BIMC deems the instrument to present minimal credit risks. Foreign banks offering money market issues must also have total assets of $1 billion or more before their issues can be considered for investment. Such investments may include Eurodollar Certificates of Deposit (ECDs), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (ETDs), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (CTDs), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (Yankee CDs), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other government restrictions which might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

  The Portfolio may engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted and illiquid securities.

  See "Investment Instruments, Transactions, Strategies and Risks" for a further discussion of each Portfolio's investments.

--------------------------------------------------------------------------------
           ARE THE PORTFOLIOS SUITABLE INVESTMENTS?; INVESTMENT RISKS
--------------------------------------------------------------------------------

  Each Money Market Portfolio may be appropriate for investors who seek to earn income at current money market rates while preserving the value of their investment. The rate of income will vary from day to day, generally reflecting current short-term interest rates. Each Portfolio individually may not constitute a balanced investment plan. Each Portfolio's objective emphasizes income with preservation of capital and liquidity, and not the higher yields or capital appreciation that may be available from more aggressive investments. However, because they emphasize stability, each Portfolio could be well-suited for a portion of an investor's savings. Although no guarantee can be made, each Money Market Portfolio seeks to maintain a stable $1.00 share price.

  Further information relating to the types of securities in which each Portfolio may invest and their related risks, as well as the investment policies of each Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" and in the Statement of Additional Information.

  The Portfolios attempt to maintain the value of their shares at a constant $1.00 per share price, although there can be no assurance that the Portfolios will always be able to do so. The Portfolios may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Portfolios invest.

  Each Portfolio's ability to achieve its investment objective depends on the quality and maturity of its investments. Although each Portfolio's policies are designed to help maintain a stable share price of $1.00, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, obligations with longer maturities are more vulnerable to price changes, although they may provide higher yields.

  While each Portfolio invests in high quality obligations, note that investments are not without risk. A Portfolio's ability to achieve its objective depends on a number of factors, including the skills of First Tennessee and BIMC in purchasing securities whose issuers can be expected to have the ability to meet their obligations for the payment of interest and principal when due.

  YEAR 2000 RISKS. The Portfolio, as with other financial and business organizations in the United States and around the world, could be adversely affected if computer systems used by the Portfolio's service providers, including its investment advisers, fail to correctly interpret and process date information concerning dates occurring on and after January 1, 2000. The Portfolio's service providers, including its investment advisers, have taken and continue to take steps to address this issue. However, there is no assurance that these steps will be sufficient to avoid an adverse impact on the Portfolio as a result of this issue.

--------------------------------------------------------------------------------
         WHAT ARE THE PORTFOLIOS' INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

  MAINTAINING $1.00 NAV. The Trust uses its best efforts to maintain a stable net asset value per share (NAV) of $1.00 for each Portfolio, and to value its portfolio securities on the basis of the amortized cost valuation method, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This method is based on acquisition cost and assumes a steady rate of amortization of premium or discount from the date of purchase until maturity instead of looking at actual changes in market values.

  MATURITY. Each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with the rules of the SEC, and must maintain a dollar-weighted average maturity of 90 days or less.

  QUALITY. Pursuant to procedures adopted by the Trustees, each Portfolio may purchase only high quality obligations that the Sub-Adviser believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by BIMC.

  High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for BIMC to determine eligibility on the basis of that higher rating. Based on procedures adopted by the Trustees, BIMC, under the supervision of First Tennessee, may determine that an unrated security is of equivalent quality to a rated first or second tier security. Cash Reserve Portfolio, as a non-fundamental policy, will limit its investments to first tier securities.

  INVESTMENT LIMITATIONS. Each Portfolio has adopted the following investment limitations:

       (1) With respect to 100% of its total assets, each Portfolio may not invest more than 5% of its total assets in the securities (other than U.S. government securities) of any single issuer.

       (2) Each Portfolio will not purchase a security if, as a result, 25% or more of its total assets would be invested in a particular industry, other than U.S. government obligations; or (i) with respect to Municipal Money

  Market Portfolio, other than tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof; or (ii) with respect to Cash Reserve Portfolio, other than obligations issued by members of the financial services industry.

       (3) Each Portfolio (a) may borrow money for temporary or emergency purposes or, with respect to U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Cash Reserve Portfolio, engage in reverse repurchase agreements in a combined amount not to exceed 33 1/3% of its total assets and (b) will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

       (4) (a) Each Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of each Portfolio's total assets.

  Unless otherwise noted, the Portfolios' policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval.
The fundamental policies of each Portfolio that require shareholder approval prior to any changes are: each Portfolio's investment objective; Municipal Money Market Portfolio's policy that, under normal conditions, at least 80% of its income will be exempt from federal income tax; and investment limitation (1), with respect to 75% of each Portfolio's assets, and limitations (2), (3)(a) and
(4)(b) above. With the exception of the Portfolio's policies and limitations regarding borrowing and investments in illiquid securities, these limitations and each Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

  Municipal Money Market Portfolio may invest all or a portion of its assets in municipal obligations whose interest is a tax preference item for purposes of the federal alternative minimum tax (AMT). If an individual is subject to the AMT, a portion of the income may not be exempt from federal income tax. Income distributions that are a tax preference item for purposes of the federal AMT are considered to be exempt from federal income tax for purposes of the 80% policy noted above. See "What Is The Effect Of Federal Income Tax On This Investment?" on page 22 for further information. Municipal Money Market Portfolio may purchase other types of tax-exempt instruments that become available in the future as long as First Tennessee and BIMC believe that their character is consistent with the Portfolio's quality and maturity standards.

  Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance. Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type.

  BIMC defines the issuer of a security depending on its terms and conditions. In identifying the issuer, BIMC will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that each Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

  From time to time, each Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee, BIMC or their affiliates have lending relationships.

--------------------------------------------------------------------------------
              HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
--------

WHO MAY INVEST?

  Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar Institutional Accounts. Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other Institutional Investors serving in a trust, advisory, agency, custodial or similar capacity who meet the investment threshold for this Class of shares.

HOW IS AN INSTITUTIONAL ACCOUNT ESTABLISHED?

  An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor. Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented. The Institutional Investor may require that certain documents be provided prior to making a redemption from any Portfolio. Institutional Investors may charge fees in addition to those described herein. Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

HOW ARE INVESTMENTS MADE?

  Each Institutional Investor will transmit orders to the Transfer Agent, Chase Global Funds Services Company (the Transfer Agent). If investment instructions are received by the Transfer Agent prior to 2:00 p.m. Eastern Time on any Business Day (as defined in the section "How Are Investments, Exchanges And Redemptions Made - Class I, II and III - How Are Portfolio Shares Valued?") and the funds are received by the Transfer Agent that day, you will earn that day's dividend accrual. Institutional Investors will wire funds through the Federal Reserve System. Purchases will be processed at the NAV calculated after an order is received and accepted by the Transfer Agent. Each Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at 1-800-442-1941 (option 2) prior to 2:00 p.m. Eastern Time on any Business Day, defined below, to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders

  MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Institutional Investor is $750,000 per Portfolio. Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within each Portfolio. Subsequent investments may be in any amount. If an Institutional Investor's Class I account falls below $375,000 due to redemption, a Portfolio may close the account. An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

  Should an Institutional Investor or a beneficial owner of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to shares of another Class. Any such conversion will be effected on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. Institutional Investors or beneficial owners will receive at least 30 days prior notice of any proposed conversion.

HOW ARE REDEMPTIONS MADE?

  Institutional Investors may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

  Institutional Investors may make redemptions by wire provided they have established a wire account with the Transfer Agent. Please call 1-800-442-1941 (option 2) to advise the Transfer Agent of the wire. If telephone instructions are received before 2:00 p.m. Eastern Time on any Business Day, proceeds of the redemption will be wired as federal funds on the same day to the bank account designated with the Transfer Agent. An Institutional Investor may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, 73 Tremont Street, Boston, Massachusetts, 02108. Shares redeemed will receive the accrued dividends through the day prior to redemption.

  Pursuant to the Investment Company Act of 1940, as amended (1940 Act), if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later. Also, when the New York Stock Exchange (NYSE) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent Portfolio securities are traded in other markets on days when either the NYSE or the or the Federal Reserve Bank of New York (New York Federal Reserve) is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

  If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent. In case of suspension of the right of redemption, an Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

  Each Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in First Tennessee's opinion, they are of a size that would disrupt management of a Portfolio.

  In order to allow First Tennessee to manage each Portfolio most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

  Transactions may be initiated by telephone. Please note that each Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if such Portfolios or agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Each Portfolio or its agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt. If an Institutional Investor does not want to be able to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

  Class II and III shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense structures to choose from. See "Summary of Portfolio Expenses." Class II shares of the First Funds Money Market Portfolios are not currently available for investment.

INVESTMENT REQUIREMENTS

  The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program (see "Systematic Investing Program" below) or the "A Plus Card Program" (a consumer discount card program provided by "A" Plus Strategic Alliances, Inc., a subsidiary of First Tennessee), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed.

  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances stated above which reduce the minimum investment requirement). Each Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

  You may initiate any transaction either directly or through your Investment Professional. Please note that each Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if such Portfolios or agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly), or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

  You may set up an account directly in each Portfolio or you may invest in each Portfolio through your Investment Professional (see "How Do I Invest Through My Investment Professional" below). Shares will be purchased based on the NAV next calculated after the Transfer Agent has received the request in proper form. If you are investing through an Investment Professional, investment instructions that your Investment Professional initiates should be transmitted to the Transfer Agent before 2:00 p.m. Eastern Time and the funds must be received by the Transfer Agent that day in order for you to receive that day's dividend accrual.

HOW DO I INVEST DIRECTLY?

  When opening a new account directly, you must complete and sign an account application and send it to First Funds, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 4:00 p.m. Central Time (9:00 a.m. to 5:00 p.m. Eastern Time), Monday through Friday.

  Investments may be made in several ways:

  BY MAIL: Make your check payable to First Funds: [name of Portfolio], and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that the Transfer Agent receives your application in good order.

  BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to the Transfer Agent. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

  BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. If you call the Transfer Agent before 2:00 p.m. Eastern Time and your wire is received that day, you will earn that day's dividend accrual. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

        Chase Manhattan Bank, N.A.
        ABA #021000021
        First Funds
        Credit DDA #910-2-733335
        (Account Registration)
        (Account Number)
        (Wire Control Number) *See Below*

  Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

  Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

  You may redeem all or a portion of your shares on any day that a Portfolio is open for business. Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request in proper form. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

  You may redeem shares in several ways:

  BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee as described below.

  A signature guarantee is designed to protect you, the Portfolios and their agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

  BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact the Transfer Agent at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

  BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 2:00 p.m. Eastern Time, proceeds of the redemption for each Portfolio will be wired as federal funds on the same day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to First Funds, 73 Tremont Street, Boston, Massachusetts, 02108.

  BY CHECK: You may request on your Account Application or by written request to the Trust that a Portfolio provide you with Redemption Checks ("Checks") which you can write on your account. In order to establish the checkwriting option, you must manually sign a signature card. Corporations, trusts and other organizations should call or write the Portfolio's Distributor before submitting signature cards as additional documents may be required to establish the checkwriting service. The Trust will send checks only to the registered owner(s) of the account and only to the address listed in the Trust's records. You may make checks payable to the order of any person in the amount of $250 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause a Portfolio to redeem a sufficient number of your shares to cover the amount of the Check. Shares earn dividends through the day prior to the day that the redemption is processed. There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. A Portfolio cannot guarantee a stop payment order on a Check. You must submit any request to reverse a stop payment order in writing.

  You may not write a Check to redeem shares which you purchase by check until your check clears. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks written on amounts subject to the hold described above will be returned marked "uncollected." If your check does not clear, you will be responsible for any loss the Portfolio or its service providers incur.

  Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (IRS) backup withholding. You may not use a Check to close an account. The Trust may terminate or alter the checkwriting service at any time.

  ADDITIONAL REDEMPTION REQUIREMENTS: Each Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. To the extent that Portfolio securities are traded in other markets on days when either the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

  If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension. Shares redeemed will receive the accrued dividends through the day prior to redemption.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

  If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of any Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

  The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

  You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information.

ADDITIONAL INFORMATION

  TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. The Transfer Agent or your Investment Professional can set up your new account in any of the Portfolios (with the exception of Municipal Money Market Portfolio) under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed previously under "Investment Requirements". Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

  ADDITIONAL FEES: Class II shares incur Shareholder Servicing Fees and Class III shares incur Distribution Fees. See discussion under "What Advisory And Other Fees Do The Portfolios Pay? - Distribution Plans and Shareholder Servicing Plans."

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

  The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of each Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

  Each Portfolio is open for business each day that both the NYSE and the New York Federal Reserve are open (a Business Day). The NAV is calculated at the close of each Portfolio's Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).

  Assets in each Portfolio are valued based upon the amortized cost method. Although each Portfolio seeks to maintain a NAV of $1.00, there can be no assurance that this NAV will not vary.

  DISTRIBUTION OPTIONS: Each Portfolio earns interest from its investments. These are passed along as dividend distributions. Income dividends on the Portfolios are declared daily and paid monthly.

  When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are two available options:

  1. REINVESTMENT OPTION. Your dividend distributions will be automatically reinvested in additional shares of a Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

  2. CASH OPTION. You will be sent a check for income distributions. Distribution checks will be mailed no later than seven days after the last day of the month.

HOW ARE EXCHANGES MADE?

  An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received in proper form and accepted by the Transfer Agent. You may execute exchange transactions by calling the Transfer Agent at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern Time on any Business Day. Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

  When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

  Each exchange may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, First Tennessee discourages frequent exchange activity by investors in response to short-term market fluctuations. Each Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in First Tennessee's opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although a Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Portfolio reserves the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders. You or your Institutional Investor, if you are invested in Class I, will receive written confirmation of each exchange transaction.

  Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in a Institutional Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

  You or, if Class I, the Institutional Investor, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Institutional Investor, will receive the Portfolios' financial statements. To reduce expenses, only one copy of each Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Institutional Investor. Please write to ALPS to request additional copies.


--------------------------------------------------------------------------------
                         HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

  From time to time each Portfolio may quote the CURRENT YIELD and EFFECTIVE YIELD of Class I, II or III shares in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. CURRENT YIELD refers to the income generated by an investment over a seven-day period expressed as an annual percentage rate. Since money market funds seek to maintain a stable $1.00 share price, current yields are the most common illustration of money market fund performance. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect on this assumed reinvestment. In addition to the current yield, yields may be quoted in advertising based on any historical seven-day period.

  Municipal Money Market Portfolio also may quote the TAX EQUIVALENT YIELD for Class I, II or III shares, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. A tax equivalent yield is calculated by dividing the tax-exempt current yield by the result of one minus a stated federal tax rate.

   The yield of the three Classes of each Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields of Class II and Class III will be lower than that of Class
I. For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for these Portfolios.

--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

  Money market obligations are generally traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank which makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. The selection of such broker-dealers is generally made based upon the price, quality of execution services and research provided.

  As a money market fund, each Portfolio does not pay commissions, as securities purchased and sold by each Portfolio will be traded on a net basis (i.e., without commission) through principals acting for their own account and not as agents for the issuer or otherwise involve transactions directly with the issuer of the instrument.


--------------------------------------------------------------------------------
          WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

  Each Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Income dividends are declared daily and paid monthly.

  FEDERAL TAXES. Dividends derived from net investment income for U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Cash Reserve Portfolio, and short-term capital gains, if any, are taxable as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each Portfolio will send each investor, or if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31.

  Federally tax-free interest earned by Municipal Money Market Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains on the sale of tax-free bonds result in a taxable distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends. The Portfolio may invest up to 100% of its assets in municipal obligations whose interest is subject to the federal alternative minimum tax (AMT) for individuals (private activity obligations). To the extent that the Portfolio invests in private activity obligations, individuals who are subject to the AMT will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining their federal income tax.

  STATE AND LOCAL TAXES. Mutual fund dividends from U.S. government securities generally are free from state and local income taxes. Income dividends distributed by the Portfolios attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities will generally be exempt from Tennessee personal income tax. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions to this limitation, and will qualify for the benefit in most states. Some states may impose intangible property taxes.

  OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. You should consult your tax adviser for details and up-to-date information on the tax laws in your state to determine whether a Portfolio is suitable to your particular tax situation.

  When you sign an account application, you will be asked to certify that the taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require each Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
              WHAT ADVISORY AND OTHER FEES DO THE PORTFOLIOS PAY?
--------------------------------------------------------------------------------


  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, each Portfolio is obligated to pay First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .25% of aggregate average net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. First Tennessee has voluntarily agreed to waive its fees to .10% of each Money Market Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

  Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees and the shareholders of the Portfolio, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of a Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from each Portfolio.

  First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $16 billion in assets under administration (including non-discretionary accounts) and $4 billion in assets under management as of June 30, 1998, as well as experience in supervising sub-advisers.

  BIMC (formerly known as PNC Institutional Management Corporation), 400 Bellevue Parkway, Wilmington, Delaware, serves as the Sub-Adviser for each Portfolio subject to the supervision of First Tennessee, pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BIMC is a wholly-owned subsidiary of PNC Bank National Association (PNC Bank). BIMC was organized in 1973 to perform advisory services for investment companies. BIMC changed its name in 1998 following a reorganization of its investment management operations. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., a multi-bank holding company. BIMC advises or manages approximately 48 short-term liquid asset portfolios, including money market portfolios, with total assets of approximately $44 billion as of September 30, 1998. BIMC is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of aggregate average net assets of all of the First Funds Money Market Portfolios advised by BIMC through $500 million, .06% of the next $500 million, and .05% on such assets equalling $1 billion or more.

  ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Administrator and Distributor for each Portfolio. As Administrator, ALPS assists in each Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .075% of average net assets.

  First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. First Tennessee is voluntarily waiving this fee to
 .025%; however, there is no guarantee that this waiver will continue.

  As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. First Tennessee and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

  TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company (the Transfer Agent), a division of Chase Manhattan Bank, N.A. provides transfer agent and related services for each Portfolio. Chase Manhattan Bank, N.A. is custodian of each Portfolio's assets.

  PRICING AND ACCOUNTING. Chase Global Funds Services Company also serves as the Fund Accountant and thereby calculates the NAV and dividends of each Class and maintains the Portfolio and general accounting records.

  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN. The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to each Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .45% of the average net assets of Class III; however, the Trustees have limited such fees to .25% of Class III's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II of each Portfolio under which Investment Professionals are paid at the annual rate of up to .25% of the average net assets of Class II for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees and the Shareholder Servicing Fees are expenses of Class III and Class II, respectively, in addition to the Management Fee, and Administration and Co-Administration Fees, and will reduce the net income and total return of both Classes.

--------------------------------------------------------------------------------
                       HOW ARE THE PORTFOLIOS ORGANIZED?
--------------------------------------------------------------------------------

  U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are diversified portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. Each Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class.

  Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for each Portfolio of the Trust.

--------------------------------------------------------------------------------
           INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

  The following paragraphs provide a brief description of the securities in which each Portfolio may invest and the transactions each may make. Each Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with each Portfolio's investment objective and policies.

  ASSET-BACKED SECURITIES purchased by each Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

  BANKERS' ACCEPTANCES purchased by Cash Reserve Portfolio are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and also usually are backed by goods in international trade.

  CERTIFICATES OF DEPOSIT purchased by Cash Reserve Portfolio are negotiable certificates that represent a commercial bank's obligations to repay funds deposited with it and earn rates of interest over given periods.

  COMMERCIAL PAPER purchased by Cash Reserve Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

  CORPORATE OBLIGATIONS purchased by Municipal Money Market Portfolio and Cash Reserve Portfolio are bonds and notes issued by corporations and other business organizations to finance their credit needs.

  DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. Each Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could affect the market value of a Portfolio's assets. Ordinarily, each Portfolio will not earn interest on obligations until they are delivered.

  DEMAND FEATURES AND STANDBY COMMITMENTS. A demand feature purchased by Municipal Money Market Portfolio is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

  ILLIQUID SECURITIES. Under guidelines established by the Trustees, BIMC, under the supervision of First Tennessee, determines the liquidity of the Portfolios' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. Each Portfolio may invest up to 15% of its assets in illiquid investments.

  RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations. Investing in restricted securities could have the effect of increasing the level of Portfolio illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments purchased by Municipal Money Market Portfolio. BIMC may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, BIMC, under the supervision of First Tennessee, will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

  MONEY MARKET refers to the marketplace where short-term, high grade debt obligations are traded, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.

  MUNICIPAL LEASE OBLIGATIONS purchased by Municipal Money Market Portfolio are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of significant loss to the Portfolio. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

  MUNICIPAL SECURITIES purchased by Municipal Money Market Portfolio include GENERAL OBLIGATION SECURITIES, which are backed by the full taxing power of a municipality, and REVENUE SECURITIES, which are backed by the revenues of a specific tax, project, or facility. INDUSTRIAL REVENUE BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. PRIVATE ACTIVITY MUNICIPAL SECURITIES, which may be subject to the federal AMT, include securities issued to finance housing projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities. TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. TAX-EXEMPT COMMERCIAL PAPER are promissory notes issued by municipalities to help finance short-term capital or operating needs.

  RESOURCE RECOVERY BONDS purchased by Municipal Money Market Portfolio are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

  REPURCHASE AGREEMENTS are transactions by which a Portfolio agrees to purchase a security subject to the seller's agreement to repurchase it at a mutually agreed upon date and price. In the event of the bankruptcy of the seller, a Portfolio could experience delays in recovering its cash. To the extent that, in the meantime, the value of the obligations purchased had decreased, a Portfolio could experience a loss. In all cases, BIMC must find the creditworthiness of the other party to the transaction satisfactory.

  REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker-dealer, in return for cash. At the same time, each Portfolio agrees to repurchase the instrument at an agreed upon price and time. Each Portfolio expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions, or with respect to U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, and Cash Reserve Portfolio, when each is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase income earned by these Portfolios. Reverse repurchase agreements may increase the risk of fluctuation in the market value of a Portfolio's assets or in each Portfolio's yield. Engaging in reverse repurchase agreements may involve an element of leverage, and each Portfolio will not purchase a security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. Each Portfolio may engage in reverse repurchase agreements only with those parties whose creditworthiness has been reviewed and found satisfactory by BIMC consistent with each Portfolio's objective and policies.

  SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows each Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BIMC to be of good standing. Furthermore, they will only be made if, in BIMC's judgment, the consideration to be earned from such loans would justify the risk.

  BIMC understands that it is the current view of the SEC Staff that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest,or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a Portfolio is authorized to invest.

  STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Portfolio may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio.

  Cash Reserve Portfolio and Municipal Money Market Portfolio may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

  Because of the SEC's views on privately stripped government securities, Cash Reserve Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, Cash Reserve Portfolio currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by BIMC.

  TIME DEPOSITS purchased by Cash Reserve Portfolio are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

  U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

  U.S. TREASURY OBLIGATIONS are obligations issued by the United States and backed by its full faith and credit.

  VARIABLE AND FLOATING RATE INSTRUMENTS for Municipal Money Market Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

  VARIABLE AND FLOATING RATE INSTRUMENTS for U.S. Government Money Market Portfolio and Cash Reserve Portfolio, including notes purchased directly from issuers, bear variable or floating interest rates and may carry rights that permit holders to demand full payment from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated market-based interest rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

  ZERO COUPON BONDS purchased by each Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.
In calculating its daily dividend, each Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

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

                    INVESTMENT ADVISER AND CO-ADMINISTRATOR
                    ---------------------------------------

                   First Tennessee Bank National Association
                                  Memphis, TN

                                  SUB-ADVISER
                                  -----------

                 BlackRock Institutional Management Corporation
                                 Wilmington, DE

                                    OFFICERS
                                    --------

                         Richard C. Rantzow, President
                            Jeremy O. May, Treasurer
                           James V. Hyatt, Secretary

                                    TRUSTEES
                                    --------

                              Thomas M. Batchelor
                                 John A. DeCell
                               L.R. Jalenak, Jr.
                                Larry W. Papasan
                               Richard C. Rantzow

                         ADMINISTRATOR AND DISTRIBUTOR
                         -----------------------------

                        ALPS Mutual Funds Services, Inc.
                                   Denver, CO

                   TRANSFER AND SHAREHOLDER SERVICING AGENT
                   ----------------------------------------

                      Chase Global Funds Services Company
                                   Boston, MA

                                   CUSTODIAN
                                   ---------

                           Chase Manhattan Bank, N.A.
                                  New York, NY

                                  FIRST FUNDS
                           Growth & Income Portfolio
                        CAPITAL APPRECIATION PORTFOLIO
                                BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
   STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                               OCTOBER 26, 1998

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds: Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios (Portfolios) dated October 26, 1998, as it may be amended or supplemented from time to time. Please retain this Statement for future reference. The financial statements and financial highlights of the Portfolios, included in the Annual Report for the fiscal year ended June 30, 1998, are incorporated herein by reference. To obtain additional free copies of this Statement, the Annual Report or the Prospectuses for each Portfolio, please call the Distributor at 1-800-442-1941, option 1 or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.

TABLE OF CONTENTS                                 PAGE

INVESTMENT RESTRICTIONS AND LIMITATIONS              2
INVESTMENT INSTRUMENTS                               3
PORTFOLIO TRANSACTIONS                              10
VALUATION OF PORTFOLIO SECURITIES                   11
PERFORMANCE                                         12
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION      14
DISTRIBUTIONS AND TAXES                             15
TRUSTEES AND OFFICERS                               16
INVESTMENT ADVISORY AGREEMENTS                      18
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS        19
DESCRIPTION OF THE TRUST                            21
FINANCIAL STATEMENTS                                24
APPENDIX                                            24

Investment Adviser (Growth & Income, Bond and Intermediate Bond Portfolios)
------------------
First Tennessee Bank National Association (First Tennessee)

Sub-Adviser (Growth & Income and Bond Portfolios)
-----------
Highland Capital Management Corp. (Highland or a Sub-Adviser)

Sub-Adviser (Intermediate Bond Portfolio)
-----------
Martin & Company, Inc.(Martin or a Sub-Adviser)

Co-Investment Advisers (Capital Appreciation Portfolio)
----------------------
First Tennessee Bank National Association (First Tennessee)
Investment Advisers, Inc. (IAI)

Administrator and Distributor
-----------------------------
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

Co-Administrator
----------------
First Tennessee Bank National Association (First Tennessee or the Co-Administrator)

Transfer Agent & Shareholder Servicing Agent
--------------------------------------------
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

Custodian
---------
Chase Manhattan Bank, N.A. (Chase or the Custodian)

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Portfolios' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations. With respect to illiquid securities, any investment in such securities that exceeds 15% of a Portfolio's net assets will be reduced promptly to meet such limitation.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 INVESTMENT LIMITATIONS OF THE GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND
 -----------------------------------------------------------------------------
                          INTERMEDIATE BOND PORTFOLIOS
                          ----------------------------

THE FOLLOWING ARE THE FUNDAMENTAL LIMITATIONS FOR EACH PORTFOLIO, SET FORTH IN THEIR ENTIRETY. EACH PORTFOLIO MAY NOT:

(1) with respect to 75% of a Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
     (a) more than 5% of a Portfolio's total assets would be invested in the securities of that issuer; or (b) such a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(9) Each Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF EACH PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) Each Portfolio does not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(ii) Each Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
     3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iii)Each Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) Each Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(v) Each Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vi) Each Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.


                             INVESTMENT INSTRUMENTS

First Tennessee Bank National Association (First Tennessee), serves as Investment Adviser to the Growth & Income, Bond and Intermediate Bond Portfolios and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland or a Sub-Adviser) to act as Sub-Adviser to the Growth & Income and Bond Portfolios, and has engaged Martin & Company, Inc. (Martin or a Sub-

Adviser) as Sub-Adviser to the Intermediate Bond Portfolio. First Tennessee and Investment Advisers, Inc. (IAI) act as Co-Advisers to the Capital Appreciation Portfolio. The activities of the Sub-Advisers and IAI include providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS.  Each Portfolio may buy and sell
----------------------------------------------
securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FOREIGN INVESTMENTS.  Foreign investments purchased by each Portfolio can
--------------------
involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's investment adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depository Receipts and European Depository Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS.  The Portfolios may conduct foreign currency
------------------------------
transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio's investment adviser.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Portfolio held investments denominated in Deutsche marks, such

Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (SEC) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the appropriate Sub-Adviser's or IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the investment adviser anticipates. For example, if a currency's value rose at a time when the investment adviser had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the appropriate Sub-Adviser or IAI hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the appropriate Sub-Adviser or IAI increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the appropriate Sub-Adviser's or IAI's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of each Portfolio.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the
--------------------
ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the appropriate Sub-Adviser, under the supervision of First Tennessee, and IAI determines the liquidity of each respective Portfolio's investments and, through reports from the Sub-Adviser and IAI, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, a Sub-Adviser and IAI may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the appropriate Sub-Adviser or IAI to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

REAL ESTATE INVESTMENT TRUSTS.  The Growth & Income and Capital Appreciation
------------------------------
Portfolio (Equity Portfolios) may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940 (the 1940 Act).

REPURCHASE AGREEMENTS are transactions in which a Portfolio purchases a security
---------------------
and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser or IAI, as the case may be.

REVERSE REPURCHASE AGREEMENTS.  In a reverse repurchase agreement, a Portfolio
------------------------------
sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate Sub-Adviser or IAI, as the case may be. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated
---------------------
transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

SECURITIES LENDING.  Each Portfolio may lend securities to parties such as
-------------------
broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate Sub-Adviser or IAI to be of good standing. Furthermore, they will only be made if, in the appropriate Sub-Adviser's or IAI's judgment, the consideration to be earned from such loans would justify the risk.

First Tennessee, Highland, Martin and IAI understand that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are obligations that
-----------------------------------------------------------
bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

The Bond and Intermediate Bond Portfolios (the Bond Portfolios) may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit these Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. These Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

WARRANTS.  The Equity Portfolios may invest in warrants which entitle the holder
---------
to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the appropriate Sub-Adviser or IAI deems it undesirable to exercise or sell.

LIMITATIONS ON OPTIONS TRANSACTIONS.  Each Portfolio will not: (a) purchase put
------------------------------------
options or write call options if, as a result, more than 25% of a Portfolio's total assets would be hedged with options under normal conditions; (b) write put options if, as a result, a Portfolio's total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

PURCHASING PUT AND CALL OPTIONS.  By purchasing a put option, a Portfolio
--------------------------------
obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS.  When a Portfolio writes a put option, it takes
-----------------------------
the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS.  Each Portfolio may purchase and write options in
-------------------
combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES.  Because there are a limited number of types of
-----------------------------
exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly. Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS.  There is no assurance a liquid secondary market will
---------------------
exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS.  Unlike exchange-traded options, which are standardized with
-------------
respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS.  The Portfolios will comply with
-------------------------------------
guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by Highland, Martin and IAI (collectively, the Advisers) pursuant to authority contained in each Portfolio's Sub-Advisory Agreement or Co-Advisory Agreement, as the case may be. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker's execution capability, the broker's perceived financial stability, the broker's responsiveness to the Advisers' transaction requests, and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out its obligations to each Portfolio. The receipt of such research has not reduced the Advisers' normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers' overall responsibilities to each Portfolio and its other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

For the fiscal years ended June 30, 1998 and 1997, the portfolio turnover rates were 7% and 25% for the Growth & Income Portfolio, and 26% and 56% for the Bond Portfolio. The Growth & Income Portfolio paid brokerage commissions in the amounts of $167,413, $147,563 and $276,190 during the fiscal years ended June 30, 1998, 1997 and 1996, respectively. For the fiscal period ended June 30, 1998, the annualized portfolio turnover rate was 44% and 9% for the Capital Appreciation and Intermediate Bond Portfolios, respectively. The Capital Appreciation Portfolio paid brokerage commissions in the amount of $57,106 for the fiscal period ended June 30, 1998. During the fiscal years ended June 30, 1998, 1997 and 1996, no brokerage commissions were paid by the Growth & Income and Capital Appreciation Portfolios to an affiliated broker of the Trust. No brokerage commissions were paid by the Bond and Intermediate Bond Portfolios during the last three fiscal years.

From time to time the Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio's respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios' Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.


                       VALUATION OF PORTFOLIO SECURITIES

Securities owned by each Portfolio are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange (NYSE) or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Use of pricing services has been approved by the Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolios are determined as of such time for the purpose of computing the Portfolios' net asset values per share (NAV). Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. Chase Global Funds Services Company, the Transfer Agent, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

                                  PERFORMANCE

For each Class of the Portfolios, YIELDS used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. As of June 30, 1998, the 30-day yields for Class I, II and III of the Bond Portfolio were 5.63%, 5.15% and 4.32%, respectively; and 5.59%, 5.12% and 4.57% for the
Intermediate Bond Portfolio, respectively.

TOTAL RETURNS for each Class of each Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of June 30, 1998 for each Class of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios:

                                              Class I Average             Class II Average            Class III Average
                                            Annual Total Return          Annual Total Return         Annual Total Return
                                    -----------------------------------------------------------------------------------------
                                          One             Since             One          Since         One         Since
                                          Year          Inception           Year       Inception       Year      Inception
                                    -----------------------------------------------------------------------------------------
Growth & Income Portfolio                  32.55%           23.38%        24.57%        21.74%        31.16%        22.07%
Capital Appreciation                         N/A              N/A           N/A           N/A           N/A           N/A
Bond Portfolio                             11.02%            6.66%         6.59%         5.59%         9.72%         5.40%
Intermediate Bond                            N/A              N/A           N/A           N/A           N/A           N/A

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC USA (Publications), Inc. of Ashland, MA or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES' which is reported in the BOND FUND REPORT, covers taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. The Bond Portfolios, however, invest in longer-term instruments and their share price changes daily in response to a variety of factors. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

MOVING AVERAGES.  The Portfolios may illustrate performance using moving
----------------
averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

NET ASSET VALUE.  Charts and graphs using the Portfolios' net asset values,
----------------
adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return. Unless otherwise indicated, the Portfolio's adjusted NAVs are not adjusted for sales charges, if any.

From time to time, each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits (CDs) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolios may offer greater liquidity or higher potential returns than CDs, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

Growth & Income Portfolio may compare its performance to that of the Standard & Poor's Composite Index of 500 stocks (S&P 500), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies. The Capital Appreciation Portfolio may compare its performance to that of the S&P 500, the Standard & Poor's 400 Midcap Index, the Russell 2000 Index or the Russell 2500 Growth Index. The Bond Portfolio may compare its performance to that of the Lehman Brothers Government Bond Index, an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Corporate Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P, or in the case of non-rated bonds, BBB by Fitch Investors Service. The Government Bond Index and the Corporate Bond Index are combined to form the Government/Corporate Bond Index. The Intermediate Bond Portfolio may compare its performance to that of the Lehman Brothers Government/Corporate Intermediate Bond Index, which consists of the Government/Corporate Bond Index securities with maturities less than ten years. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Veterans' Day, Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Columbus Day. Although First Tennessee expects the same holiday schedule to be observed in the future, the New York Stock Exchange and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION
---------------------------------------------

SYSTEMATIC INVESTING PROGRAM.  Investors can make regular investments in Class
-----------------------------
II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $250 minimum initial investment requirement for this option. For employees of First Tennessee Bank National Association or any of its affiliates, who participate in the Systematic Investing Program, the minimum initial investment requirement is $50. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN.  Investors can have monthly, quarterly or semi-
---------------------------
annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS.  A portion of the income distributed by the Equity Portfolios may
----------
qualify for the dividends-received deduction available to corporate shareholders to the extent that the Portfolios' income is derived from qualifying dividends. Because the Portfolios may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from each Portfolio that qualifies for the deduction will generally be less than 100%. Each Portfolio will notify corporate shareholders annually of the percentage of portfolio dividends which qualify for the dividends received deduction. Because the income earned by the Bond Portfolios is primarily derived from interest, dividends from each such Portfolio generally will not qualify for the dividends-received deduction available to corporations. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS.  Distributions of gains from the sale of assets held
---------------------------
by a Portfolio for more than one year generally are taxable to shareholders of that Portfolio at the applicable mid-term or long-term capital gains rate, as designated by the Portfolio, regardless of how long the shareholders have owned their Portfolio shares.

Short-term capital gains distributed by a Portfolio, if any, are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction.

REDEMPTIONS AND EXCHANGES.   A loss on the redemption or exchange of Portfolio
--------------------------
shares may not be deductible if the shareholder invests in the Portfolio within thirty days before or after the redemption. Any loss on the redemption or exchange of Portfolio shares held for six months or less will be disallowed to the extent of the amount of any tax-free dividends received on the shares. Future Treasury Regulations may shorten this six-month period to 31 days. In addition, loss on the redemption or exchange of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received on the shares.

FOREIGN TAXES.  Foreign governments may withhold taxes on dividends and interest
--------------
paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE TRUST.  Each Portfolio has qualified and intends to qualify as
------------------------
a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colorado. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies (PFICs), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.

OTHER TAX INFORMATION.  The information above is only a summary of some of the
----------------------
tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.


                             TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).

THOMAS M. BATCHELOR, age 76, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, age 62, Trustee, 5178 Wheelis Dr., Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate consulting and asset management).

*L. R. JALENAK, Jr., age 68, Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc. (manufacturer of gift-related products), a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 - present), Dyersburg Corporation (1990 - present), was President and CEO (until
1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, age 57, Trustee, 5114 Winton Place, Memphis, TN is President of Smith & Nephew, Inc. (orthopedic division). Mr. Papasan is a former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991). Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.

*RICHARD C. RANTZOW, age 60, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 28, Treasurer, is a Vice President and Director of Mutual Fund Operations at ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. Prior to joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

*JAMES V. HYATT, age 47, Secretary, is General Counsel of ALPS. Prior to joining ALPS, Mr. Hyatt served as Senior Legal Counsel for Fidelity Investments and Clerk for Fidelity Management Trust Company.

Effective after the May 1998 meeting of the Board, the Trustees of the Trust each receive from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. Previously, the Trustees of the Trust each received from the Trust an annual fee of $4,000 and a fee in the amount of $1,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 1998:


                                           Pension or                  Aggregate
                                           Retirement    Estimated    Compensation
                           Aggregate        Benefits       Annual    From the Trust
                         Compensation      Accrued As     Benefits      and Fund
                           from the      Part of Fund      Upon       Complex Paid
                            Trust           Expenses     Retirement    to Trustees
------------------------------------------------------------------------------------
  Thomas M. Batchelor
  Trustee                      $9,500          $0              $0        $9,500
------------------------------------------------------------------------------------
  John A. DeCell
  Trustee                      $9,500          $0              $0        $9,500
------------------------------------------------------------------------------------
  L.R. Jalenak, Jr.
  Trustee                      $9,500          $0              $0        $9,500
------------------------------------------------------------------------------------
  Larry W. Papasan
  Trustee                      $7,000          $0              $0        $7,000
------------------------------------------------------------------------------------
  Richard C. Rantzow
  Trustee                      $9,500          $0              $0        $9,500

As of June 30, 1998, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                         INVESTMENT ADVISORY AGREEMENTS

The Growth & Income, Bond and Intermediate Bond Portfolios employ First Tennessee Bank National Association, Memphis, Tennessee, to furnish investment advisory and other services to each such Portfolio. Under the Investment Advisory and Management Agreement with each such Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Highland Capital Management Corp., Memphis, Tennessee, acts as Sub-Adviser to the Growth & Income and Bond Portfolios. Martin & Company, Inc., Knoxville, Tennessee, acts as Sub-Adviser to the Intermediate Bond Portfolio. Subject to the direction of the Trustees and of First Tennessee, the Sub-Advisers will direct the investments of these Portfolios in accordance with their respective investment objective, policies and limitations.

First Tennessee and Investment Advisers, Inc., Minneapolis, Minnesota, act as Co-Advisers to the Capital Appreciation Portfolio. Subject to the direction of the Trustees and monitoring by First Tennessee, IAI directs the investments of this Portfolio in accordance with the Portfolio's investment objective, policies and limitations.

In addition to First Tennessee's and IAI's fees and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing the investment and business affairs of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, First Tennessee is entitled to receive a monthly management fee at the annual rate of .65%, .15%, .55% and
 .50% of each Portfolio's average net assets, respectively. First Tennessee has voluntarily agreed to waive its fee to .50.%, .00%, .15% and .00% of the average net assets of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios, respectively. The fee waivers may be discontinued at any time. For the fiscal years ended June 30, 1998, 1997 and 1996, First Tennessee earned $3,169,117, $1,520,039 and $1,076,198 from the Growth & Income Portfolio, respectively, before waiving $731,335, $350,778 and $358,250 of its fees, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, First Tennessee earned $887,260, $658,049 and $563,748 from the Bond Portfolio, respectively, before waiving $645,280, $478,581 and $482,559 of its fees, respectively. For the fiscal period ended June 30, 1998, First Tennessee earned $32,970 and $320,973, respectively, from the Capital Appreciation and Intermediate Bond Portfolios before waiving these amounts. For the fiscal period ended June 30, 1998, IAI earned $153,858 from the Capital Appreciation Portfolio.

Under its Investment Advisory and Management Agreement with each of the Growth & Income, Bond and Intermediate Bond Portfolios, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each such Portfolio. As Sub-Adviser, Highland is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets. As Sub-Adviser, Martin is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of .30% of Intermediate Bond Portfolio's average net assets. As Co-Adviser to the Capital Appreciation Portfolio, IAI is entitled to receive .70% of that Portfolio's average net assets up to $50 million and .65% thereafter. Under the terms of each sub-advisory agreement with First Tennessee and IAI's Investment Advisory and Management Agreement with the Trust, the Sub-Advisers, subject to the supervision of First Tennessee, and IAI supervise the day-to-day operations of their respective Portfolios and provide investment research and credit analysis concerning their respective Portfolios' investments, conduct a continual program of investment of their respective Portfolios' assets and maintain the books and records required in connection with their duties under their advisory agreements. In addition, the Sub-Advisers and IAI keep First Tennessee informed of the developments materially affecting each Portfolio. The Sub-Advisers are currently waiving some or all of the fees they are entitled to receive from First Tennessee.


                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR.  ALPS Mutual Funds Services, Inc. is the
------------------------------
Administrator and Distributor to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .15% of average net assets.

For the fiscal years ended June 30, 1998, 1997 and 1996, ALPS earned administration fees in the amount of $731,335, $350,778 and $248,353 from the Growth & Income Portfolio. For the fiscal years ended June 30, 1998, 1997 and 1996, ALPS earned administration fees in the amount of $241,980, $179,468 and $153,749 from the Bond Portfolio, respectively. For the fiscal period ended June 30, 1998, ALPS earned administration fees in the amount of $32,970 from the Capital Appreciation Portfolio before waiving $10,780 of its fees. For the fiscal year ended June 30, 1998, ALPS earned administration fees in the amount of $96,292 from the Intermediate Bond Portfolio before waiving $5,595 of its fees.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. For the fiscal years ended June 30, 1998, 1997 and 1996, First Tennessee earned co-administration fees in the amount of $243,778, $116,926 and $82,965 from the Growth & Income Portfolio, respectively before waiving $0, $0 and $34,639 of its fees, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, First Tennessee earned co-administration fees in the amount of $80,660, $59,823 and $51,198 from the Bond Portfolio, respectively, before waiving $0, $0 and $23,882, respectively. For the fiscal period ended June 30, 1998, First Tennessee earned co-administration fees in the amount of $10,990 and $32,087, from the Capital Appreciation and Intermediate Bond Portfolios, respectively.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III is obligated to pay ALPS monthly a 12b-1 fee at the annual rate of .75% of average net assets, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III shares. This fee may be limited from time to time by the Board of Trustees. See "Administration Agreements and Other Contracts - Distribution Plan." Classes II and III pay shareholder servicing fees to Investment Professionals at an annual rate of .25% of average net assets as more fully described under the section "Administration Agreements and Other Contracts - Shareholder Services Plans." First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN.  Chase Global Funds Services
----------------------------------------------
Company provides transfer agent and shareholder services for each Portfolio, and calculates the NAV and dividends of each Class of each Portfolio and maintains the portfolio and general accounting records. For such services, CGFSC is entitled to receive from each Class of each Portfolio, fees at the annual rate of .07% of each Class' average net assets through $50 million and .05% over $50 million plus out-of-pocket expenses. Chase Manhattan Bank is Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, Chase is entitled to receive from each Portfolio fees at the annual rate of .018% of average net assets plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN.  The Trustees of the Trust have adopted a Distribution Plan
------------------
on behalf of Class III of each Portfolio (each Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class and ALPS to incur distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to 0.75% of the average net assets of Class III of each Portfolio, although the Trustees may limit such fees from time to time for one or more Portfolios (see the current Prospectus for each Portfolio for information concerning such limitations). (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trust or ALPS, on behalf of Class III of each Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). Each Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyzes and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. Each Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year). If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS' overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

For the fiscal year ended June 30, 1998, Class III of the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios paid distribution fees in the amounts of $481,934, $2,508, 17,602 and $10, respectively. All of these fees were paid as compensation to dealers.

SHAREHOLDER SERVICES PLANS.  In addition to the Rule 12b-1 Distribution Plans
---------------------------
described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II or Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II or Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II and Class III.

For the fiscal year ended June 30, 1998, the Growth & Income, Bond, Intermediate Bond and Capital Appreciation Portfolios paid shareholder servicing fees in the following amounts:

                             Growth & Income            Capital Appreciation              Bond            Intermediate Bond
                                Portfolio                    Portfolio                 Portfolio              Portfolio
Class II                         $76,175                       $1,631                    $3,587                  $639
Class III                       $160,645                        $836                     $5,867                   $3

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION.  Growth & Income Portfolio, Bond Portfolio, Intermediate
-------------------
Bond Portfolio and Capital Appreciation Portfolio are Portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are nine Portfolios of the Trust, each with three Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY.  The Trust is an entity of the type commonly
----------------------------------
known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1998, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolios:

                                                                                                           Total Shares
Name and Address                         Portfolio        Class  Total Shares Owned  % of Class Held   Outstanding in Class
----------------------------------  --------------------  -----  ------------------  ----------------  --------------------
First Tennessee National Corp.      Growth and Income       I         5,038,219.143            16.80%            29,992,035
D/B Pension Plan                    Bond                    I         9,718,602.977            44.96%            21,615,878
Memphis, TN                         Capital Appreciation    I         3,194,214.001            91.82%             3,478,595

First Tennessee National Corp.      Growth and Income       I         1,573,385.911             5.25%            29,992,035
401K Savings-Fund A
Memphis, TN

Memphis Commerce Square             Growth and Income      II           181,197.625             6.96%             2,602,687
FBO National Bank of Commerce
Memphis, TN

Wangs International 401K            Growth and Income      II           145,371.565             5.59%             2,602,687
P.O. Box 18447
Memphis, TN 38181

Jewish Foundation                   Bond                   II            74,341.538            24.53%               303,074
5118 Park Avenue, Suite 255
Memphis, TN 38117

Hickory Hill Family Med             Bond                   II            48,059.253            15.86%               303,074
Philip G. Minz, MD
3530 Hickory Hill Rd
Memphis, TN 38117

Giobbi Turner Trust #1              Bond                   II            21,421.970             7.07%               303,074
1277 East Massey
Memphis, TN 38120

                                                                                                           Total Shares
Name and Address                         Portfolio        Class  Total Shares Owned  % of Class Held   Outstanding in Class
----------------------------------  --------------------  -----  ------------------  ----------------  --------------------
Barbara A. Wilson                   Bond                   II            18,735.844             6.18%               303,074
Rollover IRT
4718 Gwynne Rd
Memphis, TN 38117

Baker Donelson                      Bond                   II            18,331.063             6.05%               303,074
Retirement Savings Plan
2000 First Tennessee Building
Memphis, TN 38103

Otto Kruse                          Capital Appreciation   II             9,727.626             6.30%               154,483
5523 Hillsboro Rd.
Nashville, TN 38103

W.E. Davis                          Capital Appreciation   III            3,663.004             8.12%                45,132
2406 Holly Springs Rd.
Hernando, MS 38832

Tim McConnell and                   Capital Appreciation   III            2,383.222             5.28%                45,132
Shawna McConnell
JT TEN
3716 Southview Circle
Knoxville, TN 37920

Donald Thomas Moore                 Capital Appreciaiton   III            2,325.581             5.15%                45,132
1356 Hidden Cove Rd.
Gallatin, TN 37066

Wangs International 401K            Intermediate Bond      II           110,145.256            45.75%               240,777
P.O. Box 18447
Memphis, TN 38181

Bedson Corp.                        Intermediate Bond      II            40,647.204            16.88%               240,777
665 Oakleaf Office Ln
Memphis, TN 38117

Charles A. Loftiss, Jr.             Intermediate Bond      II            14,276.921             5.93%               240,777
3375 Amroth Cove
Collierville, TN 38017

John McDonnell                      Intermediate Bond      II            13,850.741             5.75%               240,777
8275 Tournament Drive
Suite 100
Memphis, TN 38138

Resources Trust Company             Intermediate Bond      II            12,774.124             5.31%               240,777
P.O. Box 3865
Englewood, CO 80155

Deborah and AGEE Allen Morris       Intermediate Bond      II            12,366.501             5.14%               240,777
Laurenzi & Hamilton PC
200 Jefferson
Memphis, TN 38103

NFSC FEBO                           Intermediate Bond      III           12,918.578            26.16%                49,385
Kathleen H. Hood
Knoxville, TN

Laura S. Holmes                     Intermediate Bond      III            8,156.129            16.52%                49,385
1305 Brow Estates Dr.
Signal Mountain, TN 37377

                                                                                                           Total Shares
Name and Address                         Portfolio        Class  Total Shares Owned  % of Class Held   Outstanding in Class
----------------------------------  --------------------  -----  ------------------  ----------------  --------------------
Evelyn S. Meyers                    Intermediate Bond      III      8,156.129           16.52%            49,385
51 Cool Springs Rd.
Signal Mountain, TN 37377

John R. Stagmaier                   Intermediate Bond      III      8,156.129           16.52%            49,385
1175 James Blvd.
Signal Mountain, TN 37377

Susan S. Garrett                    Intermediate Bond      III      8,140.883           16.48%            49,385
1917 Suck Creek Rd.
Chattanooga, TN 37405

VOTING RIGHTS.  Each Portfolio's capital consists of shares of beneficial
--------------
interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES.  Pursuant to the Declaration of Trust, the Trustees have authorized
--------
additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
------------------------
Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

The Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios' financial statements and financial highlights for the fiscal year ended June 30, 1998 are included in the Trust's Annual Report which is a separate report supplied independently of this Statement of Additional Information. The Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios' financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for Bond Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
------------------------------------------------------------------------

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
----------------------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                  FIRST FUNDS
                         TENNESSEE TAX-FREE PORTFOLIO
   STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                               OCTOBER  26, 1998

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each Class of Tennessee Tax-Free Portfolio dated October 26, 1998. Please retain this Statement for future reference. The Portfolio's financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 1998, are incorporated herein by reference. To obtain additional free copies of this Statement, the Annual Report or the Prospectus, please call the Distributor at 1-800-442-1941, option 1 or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.

     TABLE OF CONTENTS                            PAGE

INVESTMENT RESTRICTIONS AND LIMITATIONS              2
INVESTMENT INSTRUMENTS                               3
SPECIAL CONSIDERATIONS AFFECTING TENNESSEE           7
PORTFOLIO TRANSACTIONS                               8
VALUATION OF PORTFOLIO SECURITIES                    9
PERFORMANCE                                          9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION      12
DISTRIBUTIONS AND TAXES                             13
TRUSTEES AND OFFICERS                               15
INVESTMENT ADVISORY AGREEMENT                       16
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS        17
DESCRIPTION OF THE TRUST                            19
FINANCIAL STATEMENTS                                21
APPENDIX                                            21

Investment Adviser
------------------
First Tennessee Bank National Association (First Tennessee or the Investment Adviser)

Sub Adviser
-----------
Martin & Company, Inc. (Martin on the Sub-Adviser)

Administrator and Distributor
-----------------------------
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

Co-Administrator
----------------
First Tennessee Bank National Association (First Tennessee or the Co-Administrator)

Transfer Agent & Shareholder Servicing Agent
--------------------------------------------
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

Custodian
---------
Chase Manhattan Bank, N.A. (Chase or the Custodian)

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

            INVESTMENT LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO
            ------------------------------------------------------

THE FOLLOWING ARE TENNESSEE TAX-FREE PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or the state of Tennessee or any county, municipality, or political subdivision of any of the foregoing, including any agency, board authority, or commission of the foregoing) if, as a result, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(8) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

(i) To meet federal tax requirements for qualification as a "regulated investment company," the Portfolio limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

(ii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation 2). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The Portfolio does not currently intend during the coming year to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

                             INVESTMENT INSTRUMENTS

DELAYED DELIVERY AND WHEN-ISSUED TRANSACTIONS.  The Portfolio may buy and sell
----------------------------------------------
securities on a delayed delivery or when-issued basis. These transactions involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations.
When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The Portfolio may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS.  Tennessee Tax-Free Portfolio does not intend to
-----------------------------
invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. As an operating policy, the Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for both Tennessee state and federal purposes.
For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities which in the judgment of Martin are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.
The Portfolio's standards for high-quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Aaa and Aa, and those described by Standard and Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of AAA and AA.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Tennessee General Assembly that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Board of Trustees (the Trustees) would reevaluate the Portfolio's investment objective and policies.

Tennessee Tax-Free Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the
--------------------
ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, Martin determines the liquidity of Tennessee Tax-Free Portfolio's investments and, through reports from Martin , the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, Martin may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities determined by Martin to be illiquid. In the absence of market quotations, illiquid investments are valued at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MUNICIPAL LEASE OBLIGATIONS.  The Portfolio may invest a portion of its assets
---------------------------
in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REFUNDING CONTRACTS.  Tennessee Tax-Free Portfolio generally will not be
--------------------
obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15 - 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Securities and Exchange Commission (SEC) guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS are transactions in which the Portfolio purchases a
---------------------
security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price.
The Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Martin.

REVERSE REPURCHASE AGREEMENTS.  In a reverse repurchase agreement, the Portfolio
------------------------------
sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Martin. As a result, such transactions may increase fluctuations in the market values of the Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated
---------------------
transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Tennessee Tax-Free Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time each decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an
-------------------
exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Tennessee Tax-Free Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised, the fact that standby commitments are not marketable by the Portfolio, and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS are created by coupling an intermediate or long-term fixed-
-------------------
rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Tennessee Tax-Free Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Portfolio, Martin will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are obligations that
-----------------------------------------------------------
bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

Tennessee Tax-Free Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

ZERO COUPON BONDS do not make regular interest payments; instead they are sold
-----------------
at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                  SPECIAL CONSIDERATIONS AFFECTING TENNESSEE

TENNESSEE OBLIGATIONS.  The following information as to certain Tennessee
----------------------
considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Tennessee issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Tennessee issuers. Neither the Trust or the Portfolio has independently verified this information.

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

While the financial operations of the State were negatively impacted by the national economic downturn, the State's finances have stabilized in recent years. The General Fund balance was reduced to $7.3 million in 1991; however, operating surpluses for the past several years have built up a Fund balance of $345 million by fiscal year end 1997. In fiscal 1996 the General Fund was $128.6 million.

Several new programs could have a negative impact on the financial operations of the State. A half percent increase in the sales tax rate, imposed in fiscal 1993, was dedicated to a new Basic Education Program (BEP). This increase has since been made permanent and the BEP has been fully funded as of July 1997. Tennessee will provide health care to the entire Medicaid population as well as the uninsured population in the State. A service tax that was implemented to help fund this program was repealed in connection with the implementation of the expanded health care program although recently, the costs of this healthcare plan have stabilized..

The Tennessee economy is largely based on manufacturing and services, which accounted for approximately 50% of all jobs in the State. The location of General Motors' Saturn project in Tennessee is believed to demonstrate the continuing viability of manufacturing in the State. Other important segments of the State economy include the wholesale and retail trade, transportation, and the government sector. The State unemployment rate for 1997 averaged 5.4% which was higher than the national average of 4.95% in 1997. In 1996, however, the State unemployment rate of 5.2% was lower than the 1996 national average of 5.4%. There can be no assurance that Tennessee's relatively favorable economic performance will continue.

As of the date of this Statement of Additional Information, general obligations of the State of Tennessee are rated "AAA", "Aaa" and "AAA" by S&P, Moody's and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

                            PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the Portfolio by Martin pursuant to authority contained in the Portfolio's Investment Advisory and Management Agreement. Martin is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment advisor. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, Martin considers various relevant factors, including, but not limited to, the broker's execution capability; the broker's perceived financial stability; the broker's responsiveness to the Martin's transaction requests; and the broker's clearance and settlement capability.

The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which First Tennessee or its affiliates exercise investment discretion. Such services may include research-related computer hardware and software; furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to Martin in rendering investment management services to the Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to Martin in carrying out its obligations to the Portfolio. The receipt of such research has not reduced First Tennessee's normal independent research activities; however, it enables Martin to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of another broker-dealer who might have charged for their research and execution services. In order to cause the Portfolio to pay such higher commissions, Martin must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or Martin's overall responsibilities to the Portfolio and its other clients. In reaching this determination, Martin will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

Martin is authorized to use research services provided by and to place portfolio transactions to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of the Portfolio.

The Trustees periodically review Martin's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

For the fiscal periods ended June 30, 1998, 1997 and 1996, the portfolio turnover rate was 15%, 122% and 8%, respectively. The increase in portfolio turnover rate is due primarily to the fact that the 1996 rate reflects only the first six months of the Portfolio's operations. No brokerage commissions were paid by the Portfolio during the fiscal periods ended June 30, 1998, 1997 and 1996.

From time to time the Trustees will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable. The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and First Tennessee and Martin to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the current opinion of the Trustees that the desirability of retaining First Tennessee and Martin as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                       VALUATION OF PORTFOLIO SECURITIES

Valuations of securities furnished by the pricing service employed by the Portfolio are based upon a computerized matrix system and/or appraisals by the independent pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolio and the Portfolio's pricing agent under general supervision of the Trustees.

Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter- bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

                                  PERFORMANCE

For each class of the Portfolio, YIELDS used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the net asset value per share (NAV) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur.

As of June 30, 1998, the 30-day yield was 4.16%, 3.94% and 3.83% for Class I, II and III, respectively.

Tennessee Tax-Free Portfolio also may quote the TAX-EQUIVALENT YIELD for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. Tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 8.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1998:

                   1998 TAX RATES AND TAX-EQUIVALENT YIELDS
                   ----------------------------------------

      Taxable                               Federal
      Income *                              Tax         If individual tax-exempt yield is:
                                            Bracket **  2.00%        3.00%         4.00%
 single return        joint return                      Then taxable equivalent yield is:
$      0 - $ 25,350   $      0 - $ 42,350     15%       2.35%        3.53%         4.71%
$ 25,351 - $ 61,400   $ 42,351 - $102,300     28%       2.78%        4.17%         5.56%
$ 61,401 - $128,100   $102,301 - $155,950     31%       2.90%        4.35%         5.80%
$128,101 - $278,450   $155,951 - $278,450     36%       3.13%        4.69%         6.25%
$278,451 - above      $278,451 - above      39.6%       3.31%        4.97%         6.62%

 * Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1998 tax rates.
 ** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

   Tennessee individual income tax is levied at a flat rate of 6%. The tax is levied on dividend and interest income.

If your effective combined federal and Tennessee state tax rate in 1998 is:
                                      20.10%  32.32%  35.14%  39.84%  43.22%
Then your tax-equivalent yield is:
Tax-Equivalent Yield*
---------------------
2.0%                                   2.50%   2.96%   3.08%   3.32%   3.52%
3.0%                                   3.75%   4.43%   4.63%   4.99%   5.28%
4.0%                                   5.01%   5.91%   6.17%   6.65%   7.04%
5.0%                                   6.26%   7.39%   7.71%   8.31%   8.81%
6.0%                                   7.51%   8.87%   9.25%   9.97%  10.57%
7.0%                                   8.76%  10.34%  10.79%  11.64%  12.33%
8.0%                                  10.01%  11.82%  12.33%  13.30%  14.09%

  *The Portfolio may invest a portion of its assets in obligations that are subject to state or federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

TOTAL RETURNS for each Class of the Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return. The following table shows total returns as of June 30, 1998 for each Class of the Portfolio:

                                        Class I Average             Class II Average             Class III Average
                                      Annual Total Return          Annual Total Return          Annual Total Return
                                   --------------------------  ---------------------------  ---------------------------
                                   One                 Since   One                  Since   One                  Since
                                   Year             Inception  Year              Inception  Year              Inception
                                   --------------------------  ---------------------------  ---------------------------

Tennessee Tax-Free                  8.16%             6.13%      4.16%             4.58%     7.86%              5.90%

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales loads may or may not be included.

The Portfolio may compare the performance of its Classes or the performance of securities in which it or its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC/Donoghue's Money Fund Report of Ashland, MA 01721, or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES' which is reported in the BOND FUND REPORT, covers taxable bond funds. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

From time to time, the Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may be compared in advertising to certificates of deposits (CDs) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolio may offer greater liquidity or higher potential returns than CDs, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Portfolio may compare its performance to that of the Lehman Brothers Municipal Bond Index, an index comprised of revenue bonds and state government obligations. The Portfolio may also compare its performance to that of the Lehman Brothers General Obligation Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. The Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled: Veterans' Day, Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Columbus Day. Although First Tennessee expects the same holiday schedule to be observed in the future, the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying the Portfolio's exchange privilege. Under Rule 11a-3, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION
---------------------------------------------

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ALPS Mutual Funds Services, Inc. (ALPS or the Distributor), exercises its right to waive the Portfolio's Class II shares' maximum 3.75% sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $50 minimum initial investment requirement for this option. For employees of First Tennessee Bank National Association or any of its affiliates who participate in the Systematic Investing Program, the minimum initial investment requirement is $50. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS.  To the extent that the Portfolio's income is derived from federally
----------
tax-exempt interest, the daily dividends declared by the Portfolio are also federally tax-exempt provided that the Portfolio meets the investment and distribution requirements for treatment as a "regulated investment company" and, at the close of each quarter of the taxable year, at least 50% of the value of its total assets consists of tax-exempt state or local bonds. The Portfolio intends to meet these tests so that its federally tax-free interest will remain federally tax-free when distributed. The Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year. Dividends derived from Tennessee Tax-Free Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio makes any taxable distributions.

The Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

Interest on certain "specified private activity" bonds is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. Interest from specified private activity bonds will be considered tax-exempt for purposes of the Portfolio's policies of investing so that at least 80% of its income is free from federal income tax. Interest from specified private activity bonds is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity bonds issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule. A portion of the gain on bonds purchased at a discount after April 30, 1993 (other than original issue discount) and all short-term capital gains distributed by the Portfolio are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction. Dividend distributions resulting from a re-characterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of the Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.

STATE TAXES.  In the opinion of fund counsel, Baker, Donelson, Bearman &
------------
Caldwell, investments in Tennessee Tax-Free Portfolio will not be subject to Tennessee personal income taxes on distributions received from the Portfolio to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or in bonds or other securities of the State of Tennessee or any county, municipality or political subdivision, including any agency, board, authority or commission. Other distributions from the Portfolio, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee. The Portfolio will report annually the percentage and source, on a state-by-state basis, of interest income received by the Portfolio on municipal bonds during the preceding year.

CAPITAL GAIN DISTRIBUTIONS.  Distributions of gains from the sale of assets held
---------------------------
by the Portfolio for more than one year generally are taxable to shareholders of the Portfolio at the applicable mid-term or long-term capital gains rate, as designated by the Portfolio, regardless of how long the shareholders have owned their Portfolio shares.

REDEMPTIONS AND EXCHANGES.   A loss on the redemption or exchange of Portfolio
--------------------------
shares may not be deductible if the shareholder invests in the Portfolio within thirty days before or after the redemption. Any loss on the redemption or exchange of Portfolio shares held for six months or less will be disallowed to the extent of the amount of any tax-free dividends received on the shares. Future Treasury Regulations may shorten this six-month period to 31 days. In addition, loss on the redemption or exchange of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received on the shares.

TAX STATUS OF THE TRUST.  The Portfolio intends to qualify as a "regulated
------------------------
investment company" under the Internal Revenue Code of 1986, as amended (the
Code), so that the Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. The Portfolio's principal place of business is located in Denver, Colorado. The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

OTHER TAX INFORMATION.  The information above is only a summary of some of the
----------------------
tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio. Investors should consult their tax advisors to determine whether the Portfolio is suitable to their particular tax situation.

                             TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS is indicated by an asterisk (*).

THOMAS M. BATCHELOR, age 76, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, age 62, Trustee, 5178 Wheelis Dr., Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate consulting and asset management).

*L. R. JALENAK, JR., age 68, Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), and President and CEO (until 1990) of Cleo Inc. (manufacturer of gift wrap and related products), a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), and Dyersburg Corporation (1990 - present), and a Commissioner of Memphis Light, Gas & Water Division (1993 present). He was a Director of Gibson Greetings, Inc. from 1982 to 1991.

LARRY W. PAPASAN, age 57, Trustee, 5114 Winton Place, Memphis, TN is President
of Smith & Nephew, Inc. (orthopedic division).   Mr. Papasan is a former
Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991). Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.

*RICHARD C. RANTZOW, age 60, President and Trustee, 8866 Darby Dan, Germantown, TN. Formerly Vice President/Director, Ron Miller Associates, Inc.
(manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 28, Treasurer, is a Vice President and Director of Mutual Fund Operations at ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. Prior to joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

*JAMES V. HYATT, age 47, Secretary, is General Counsel of ALPS. Prior to joining ALPS, Mr. Hyatt served as Senior Legal Counsel for Fidelity Investments and Clerk for Fidelity Management Trust Company.

Effective after the May 1998 meeting of the Board, the Trustees of the Trust each receive from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. Previously, the Trustees of the Trust each received from the Trust an annual fee of $4,000 and a fee in the amount of $1,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 1998:

                                        Pension Or                 Aggregate
                                        Retirement   Estimated    Compensation
                          Aggregate      Benefits      Annual    From The Trust
                         Compensation   Accrued As    Benefits      and Fund
                           From the    Part of Fund     Upon      Complex Paid
                            Trust        Expenses    Retirement   to Trustees
--------------------------------------------------------------------------------
  Thomas M. Batchelor
  Trustee                    $9,500            $0          $0          $9,500
--------------------------------------------------------------------------------
  John A. DeCell
  Trustee                    $9,500            $0          $0          $9,500
--------------------------------------------------------------------------------
  L.R. Jalenak, Jr.
  Trustee                    $9,500            $0          $0          $9,500
--------------------------------------------------------------------------------
  Larry W. Papasan,
  Trustee                    $7,000            $0          $0          $7,000
--------------------------------------------------------------------------------
  Richard C. Rantzow
  Trustee                    $9,500            $0          $0          $9,500


As of September 30, 1998, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                         INVESTMENT ADVISORY AGREEMENT

The Portfolio employs First Tennessee Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. Under the Investment Advisory and Management Agreement with the Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. Pursuant to a Sub-Investment and Advisory Agreement, Martin, Knoxville, Tennessee, acts as Sub-Adviser and day-to-day manager of the Portfolio.

In addition to the fee payable to First Tennessee and the fees payable to the Transfer Agent and Pricing and Accounting Agent, and to the Administrator, the Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. The Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by the Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. The Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which the Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, Tennessee Tax-Free Portfolio pays First Tennessee a monthly management fee at the annual rate of .50% of average net assets. Under its sub-advisory agreement, Martin is entitled to receive a monthly fee at the annual rate of .30% of average net assets from First Tennessee. First Tennessee and Martin voluntarily agreed to waive their entire fees for the Portfolio. These fee waivers may be discontinued at any time. For the fiscal years ended June 30, 1998, 1997 and 1996, First Tennessee earned $398,898, $65,349 and $12,692, respectively, before waiving its entire fee.

                 ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to the Portfolio under an Administration and General Distribution Agreement. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in the Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets. ALPS has voluntarily agreed to reimburse one half of the 0.50% 12b-1 fee applicable to Class III of the Portfolio or 0.25% of that Class' average net assets. ALPS reserves the right to modify or terminate this waiver of 12b-1 expense at any time.

For the fiscal years ended June 30, 1998, 1997 and 1996, ALPS earned administration fees in the amount of $119,670, 19,605 and $3,755 from the Portfolio, respectively, before waiving $32,146, $19,605 and $3,755 of its fees, respectively.

First Tennessee serves as the Co-Administrator for the Portfolio. As the Co-Administrator, First Tennessee assists in the Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to and receives from the Portfolio a monthly fee at the annual rate of
 .05% of average net assets.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class III is obligated to pay ALPS monthly a 12b-1 fee at the annual rate of up to .75% of the average net assets of Class III, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class III shares. See "Administration Agreements and Other Contracts - Distribution Plan." Class II and III pay shareholder servicing fees to Investment Professionals at an annual rate of up to .25% of average net assets as more fully described under the section "Administration Agreement and Other Contracts - Shareholder Services Plans". First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company (CGFSC or the Transfer Agent), provides transfer agent and shareholder services for the Portfolio, and calculates the NAV and dividends of each Class and maintains the portfolio and general accounting records. For such services, CGFSG is entitled to receive from each Class fees at the annual rate of 0.07% of average net assets through $50 million and 0.05% over $50 million plus out-of-pocket expenses. Chase Manhattan Bank is Custodian of the assets of the Portfolio. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, Chase is entitled to receive from each Portfolio fees at the annual rate of 0.018% of average net assets plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of the Portfolio (the Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow Class III and ALPS to incur distribution expenses. The Class III Plan provides for payment of a distribution fee (12b-1 fee) to ALPS of up to 0.75% of the average net assets of Class III of the Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trustees have limited the 12b-1 fee to 0.50% of Class III's average net assets. ALPS has agreed to voluntarily waive one half of the 0.50% 12b-1 fee applicable to Class III of the Portfolio or 0.25% of that Class' average net assets. The Trust or ALPS, on behalf of Class III of the Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). The Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. The Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from the Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan. For the fiscal year ended June 30, 1998, the Portfolio paid distribution fees in the amount of $45,138, a portion of which was reimbursed by ALPS pursuant to the voluntary waiver and reimbursement of portfolio expenses discussed under "Administration Agreement and Other Contracts - Administrator and Distributor." All of these fees were paid as compensation to dealers.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II and Class III. Shareholder Servicing Fees for Class II or Class III have not currently been authorized by the Board of Trustees although such fees may become effective at a future time. For the fiscal year ended June 30, 1998, the Portfolio did not pay any shareholder servicing fees.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolio might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolio may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

                           DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Tennessee Tax Free Portfolio is a portfolio of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are nine portfolios of the Trust, each with three Classes.

The assets of the Trust received for the issue or sale of shares of the Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of the Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of the Portfolio's property of any shareholders held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that the Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1998, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolio:

                                                                                                      Total Shares
Name and Address              Portfolio     Class      Total Shares Owned        % of Class Held      Outstanding in Class
----------------              ------------  --------  -----------------------  ---------------------  -----------------------
Thomas L. Leonard             Tennessee        II                  96,855.319                  9.67%                1,001,759
Trustee
Terminable Interest Trust
Moon Pencil Co.
1800 Gina Lynn Drive
Lewisburg, TN 37091

Emmett N. Kennon              Tennessee        II                  61,288.597                  6.12%                1,001,759
Rose S. Kenno, JTWROS
1603 Tyne Blvd.
Nashville, TN 37215

NSFC FEBO                     Tennessee       III                  97,784.526                  7.58%                1,289,542
John F. Miller
Celesta C. Miller
1228 Linville
Kingsport, TN 37660

James H. Quillen              Tennessee       III                  91,343.758                  7.08%                1,289,542
Cecile C. Quillen, JTWROS
1601 Fairridge Place
Kingsport, TN 37664

D. David Fite                 Tennessee       III                  78,430.687                  6.08%                1,289,542
50 Security Drive
Jackson, TN 38305

VOTING RIGHTS. The Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and the Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for the Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.


                              FINANCIAL STATEMENTS

The Portfolio's financial statements and financial highlights for the fiscal year ended June 30, 1998 are included in the Portfolio's Annual Report which is a separate report supplied independent of this Statement of Additional Information. The Portfolio's financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for the Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds.

The descriptions that follow are examples of eligible ratings for the Portfolio. The Portfolio may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL
-------------------------------------------------------------------------------
NOTES:
-----

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
-----------------------------------------------------------------------------
NOTES:
-----

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:
-----------------------------------------------------------------------

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:
---------------------------------------------------------------------

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

The ratings may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                  FIRST FUNDS
                     U.S. TREASURY MONEY MARKET PORTFOLIO
                    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                       MUNICIPAL MONEY MARKET PORTFOLIO
                            CASH RESERVE PORTFOLIO
   STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                               OCTOBER 26, 1998

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds (Trust): U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio dated October 26, 1998. Please retain this Statement for future reference. The Portfolios' financial statements and financial highlights included in the Annual Report for the fiscal year ended June 30, 1998, are incorporated herein by reference. To obtain additional free copies of this Statement, the Annual Report or the Prospectus, please call the Distributor at 1-800-442-1941, option 1 or write to the Distributor at 370 17th Street, Suite 3100, Denver CO 80202.


TABLE OF CONTENTS                                 PAGE

INVESTMENT RESTRICTIONS AND LIMITATIONS              2
INVESTMENT INSTRUMENTS                               8
PORTFOLIO TRANSACTIONS                              13
VALUATION OF PORTFOLIO SECURITIES                   14
PERFORMANCE                                         15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION      17
DISTRIBUTIONS AND TAXES                             17
TRUSTEES AND OFFICERS                               19
INVESTMENT ADVISORY AGREEMENTS                      20
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS        21
DESCRIPTION OF THE TRUST                            24
FINANCIAL STATEMENTS                                27
APPENDIX                                            27


Investment Adviser
------------------
First Tennessee Bank National Association (First Tennessee or the Investment Adviser)

Sub-Adviser
-----------
BlackRock Institutional Management Corporation (BIMC or the Sub-Adviser)

Administrator and Distributor
-----------------------------
ALPS Mutual Funds Services, Inc. (ALPS or the Administrator and Distributor)

Co-Administrator
----------------
First Tennessee Bank National Association (First Tennessee or the Co-Administrator)

Transfer Agent & Shareholder Servicing Agent
--------------------------------------------
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

Custodian
---------
Chase Manhattan Bank, N.A. (Chase or the Custodian)

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

        INVESTMENT LIMITATIONS OF U.S. TREASURY MONEY MARKET PORTFOLIO
        --------------------------------------------------------------

THE FOLLOWING ARE U.S. TREASURY MONEY MARKET PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF U.S. TREASURY MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolio does not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

(v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, to repurchase agreements or to loans of Portfolio securities.

(viii) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

       INVESTMENT LIMITATIONS OF U.S. GOVERNMENT MONEY MARKET PORTFOLIO
       ----------------------------------------------------------------

THE FOLLOWING ARE U.S. GOVERNMENT MONEY MARKET PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF U.S. GOVERNMENT MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolio does not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer;

       provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

(v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities to repurchase agreements or to loans of Portfolio securities.

(viii) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

           INVESTMENT LIMITATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO
           ----------------------------------------------------------

THE FOLLOWING ARE MUNICIPAL MONEY MARKET PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(6) buy or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolio does not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, to repurchase agreements or or to loans of Portfolio securities.

(viii) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                INVESTMENT LIMITATIONS OF CASH RESERVE PORTFOLIO
                ------------------------------------------------

THE FOLLOWING ARE CASH RESERVE PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the 1940 Act;

(3) borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest 25% or more of its total assets in the financial services industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF CASH RESERVE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

(ii) The Portfolio does not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(iv) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

(v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, to repurchase agreements or to loans of Portfolio securities.

(viii) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                             INVESTMENT INSTRUMENTS

First Tennessee serves as Investment Adviser to the Portfolios, and with the prior approval of the Board of Trustees (the Trustees), has engaged BlackRock Institutional Management Corporation to act as Sub-Adviser to each of the Portfolios, including providing investment research and credit analysis concerning

Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio.

RULE 2a-7.  The Money Market Portfolios seek to maintain a stable net asset
---------
value per share by limiting Portfolio investments in accordance with the terms of Rule 2a-7 under the 1940 Act which sets forth limitations on the quality, maturity and other investment characteristics of registered investment companies which hold themselves out as money market funds.

ASSET-BACKED SECURITIES for Cash Reserve Portfolio may include pools of
-----------------------
mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

COMMERCIAL PAPER.  Cash Reserve Portfolio may purchase commercial paper rated at
-----------------
the time of purchase A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). The Portfolio may also purchase unrated commercial paper determined to be of comparable quality at the time of purchase by BIMC, pursuant to guidelines approved by the Trustees.

DELAYED-DELIVERY TRANSACTIONS.  Each Portfolio may buy and sell securities on a
------------------------------
delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because each Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolios' other investments. If each Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When each Portfolio has sold a security on a delayed-delivery basis, each Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, each Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS.  Municipal Money Market Portfolio does not intend
-----------------------------
to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax.
For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities which in the judgment of BIMC are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.
The Portfolio will purchase taxable obligations only if they meet its quality requirements as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Trustees would reevaluate the Portfolio's investment objectives and policies.

Municipal Money Market Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the
--------------------
ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, BIMC, under the supervision of First Tennessee, determines the liquidity of Municipal Money Market Portfolio and Cash Reserve Portfolio's investments and, through reports from BIMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolios' investments, BIMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolios' rights and obligations relating to the investment). Investments currently considered by Cash Reserve Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities and time deposits determined by BIMC to be illiquid. Investments currently considered by Municipal Money Market Portfolio to be illiquid include some restricted securities and municipal lease obligations determined by BIMC to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolios were in a position where more than 10% of their net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS, DOMESTIC BRANCHES OF
-------------------------------------------------------------------------------
FOREIGN BANKS, AND FOREIGN BRANCHES OF DOMESTIC BANKS.  Cash Reserve Portfolio
------------------------------------------------------
may purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions that have total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MUNICIPAL LEASE OBLIGATIONS.  Municipal Money Market Portfolio may invest a
---------------------------
portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REPURCHASE AGREEMENTS are transactions in which a Portfolio purchases a security
---------------------
and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price and marked to market daily. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest even though the underlying security matures in more than one year. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found to present minimal credit risks by BIMC.

REVERSE REPURCHASE AGREEMENTS.  In a reverse repurchase agreement, a Portfolio
------------------------------
sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by BIMC. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated
---------------------
transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Municipal Money Market Portfolio and Cash Reserve Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when they decided to seek registration of the security. However, in general, the Portfolios anticipate holding restricted securities to maturity or selling them in an exempt transaction.

SHORT SALES AGAINST THE BOX.  A Portfolio may sell securities short when it owns
----------------------------
or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share (NAV) of that Portfolio in anticipation of increased interest rates without sacrificing the current yield of the securities sold short. If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be
required to hold such securities while the short sale is outstanding.   A
Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an
-------------------
exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Municipal Money Market Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. BIMC may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, BIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS are created by coupling an intermediate or long-term, tax-
-------------------
exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Municipal Money Market Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, BIMC will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) are obligations that
-----------------------------------------------------------
bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on participating VRDOs is tax exempt and accordingly, Municipal Money Market Portfolio and Cash Reserve Portfolio intend to purchase these instruments based on opinions of BIMC's fund counsel.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolios acquire a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

U.S. Government Money Market Portfolio and Cash Reserve Portfolio may invest in variable and floating rate instruments of the U.S. Government, its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

ZERO COUPON BONDS do not make regular interest payments.  Instead, they are sold
-----------------
at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             PORTFOLIO TRANSACTIONS

First Tennessee and BIMC (collectively, the Advisers) are responsible for decisions to buy and sell securities for each Portfolio, broker-dealer selection, and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolios are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolios may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter. No brokerage commisssions were paid by the Portfolios during the last three fiscal years.

Each Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. Each Portfolio requires that investments mature within 397 days or less, as determined in accordance with the rules of the SEC. The amortized cost method of valuing portfolio securities requires that each Portfolio maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

The Advisers' primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisers may, at their discretion, effect transactions with dealers that furnish statistical, research and other information or services which are deemed by the Advisers to be beneficial to the Portfolios' investment program. Certain research services furnished by dealers may be useful to the Advisers with clients other than the Portfolios. Similarly, any research services received by the Advisers through placement of portfolio transactions of other clients may be of value to the

Advisers in fulfilling their obligations to the Portfolios. The Advisers are of the opinion that the material received is beneficial in supplementing their research and analysis, and therefore, may benefit the Portfolios by improving the quality of their investment advice. The advisory fee paid by the Portfolios is not reduced because the Advisers receive such services.

The Advisers and their affiliates manage several other investment accounts, some of which may have objectives similar to that of the Portfolios. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of each Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Advisers. The Advisers may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of each Portfolio will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of each Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Except to the extent permitted by law, portfolio securities will not be purchased from or sold to or through any "affiliated person," as defined in the 1940 Act, of the Advisers.

                       VALUATION OF PORTFOLIO SECURITIES

Each Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument. Valuing each Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act, as amended. Each Portfolio must adhere to certain conditions under Rule 2a-7 which are summarized in the Prospectus.

The Trustees and First Tennessee oversee BIMC's adherence to Securities and Exchange Commission (SEC) rules concerning money market funds, and the Trustees have established procedures designed to stabilize each Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from each Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder would be able to obtain a somewhat higher yield than would result if a Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

                                  PERFORMANCE

From time to time, each Class of each Portfolio may quote the CURRENT YIELD and EFFECTIVE YIELD for each Class in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
In addition to the current yield, yields may be quoted in advertising based on any historical seven-day period.

Yield information may be useful in reviewing performance and for providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments which pay a fixed yield for a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. The 7-day yields as of June 30, 1998 were as follows:

                                     Class I   Class III
                                     --------  ----------

     U.S. Treasury Money Market         5.05%       4.80%
     U.S. Government Money Market       5.24%       4.93%
     Municipal Money Market             3.37%       3.05%
     Cash Reserve                       5.37%       5.12%

Municipal Money Market Portfolio also may quote the TAX-EQUIVALENT YIELD for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. Tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 4.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1998:

                    1998 TAX RATES AND TAX-EQUIVALENT YIELDS
                    ----------------------------------------



    Taxable                                      Federal
    Income*                                      Tax                   If individual tax-exempt yield is:
                                                 Bracket**             2.00%          3.00%     4.00%
single return           joint return                                    Then taxable equivalent yield is:
$       0 - $ 25,350    $      0 - $ 42,350         15%                2.35%          3.53%     4.71%
$  25,351 - $ 61,400    $ 42,351 - $102,300         28%                2.78%          4.17%     5.56%
$  61,401 - $128,100    $102,301 - $155,950         31%                2.90%          4.35%     5.80%
$ 128,101 - $278,450    $155,951 - $278,450         36%                3.13%          4.69%     6.25%
$ 278,451 - above       $278,451 - above          39.6%                3.31%          4.97%     6.62%

 * Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1998 tax rates.

 ** Excludes the impact of the phase out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

The Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Each Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC USA (Publications), Inc. of Ashland, MA, or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The MONEY FUND AVERAGES' (Government and Tax-Free), which is reported in the MONEY FUND REPORT, covers money market funds.

From time to time each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications or periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may compare its performance to the yields or averages of other money market securities as reported by the Federal Reserve Bulletin, by TeleRate, a financial information network, or by Salomon Brothers Inc., a broker-dealer firm; and other fixed-income investments such as certificates of deposit (CDs). The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas yield will fluctuate. Unlike some CDs and certain other money market securities, money market mutual funds, and each Portfolio in particular, are not insured by the Federal Deposit Insurance Corporation (FDIC). Investors should give consideration to the quality and maturity of the Portfolio securities of the respective investment companies when comparing investment alternatives. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Each Portfolio may reference the growth and variety of money market mutual funds and First Tennessee's or Sub-Adviser's skill and participation in the industry.

Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled : Veterans' Day, Thanksgiving Day, Christmas Day, New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Columbus Day. Although First Tennessee expects the same holiday schedule to be observed in the future, the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION
---------------------------------------------

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $50 minimum initial investment requirement for this option. For employees of First Tennessee or any of its affiliates, who participate in the Systematic Investing Program, the minimum initial investment requirement is $50. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS.  Dividends will not normally qualify for the dividends-received
----------
deduction available to corporations, since the Portfolios' income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of each Portfolio's dividends attributable to interest income derived from U.S. government securities may be exempt from state and local taxation. It is not anticipated that dividends attributable to U.S. government securities will be exempt from Tennessee income tax. The Portfolios will provide information on the portion of each Portfolio's dividends, if any, that qualifies for this exemption.

Dividends derived from Municipal Money Market Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. Municipal Money Market Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio makes any taxable distributions. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee income tax.

Each Portfolio's distributions are taxable when they are paid whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each Portfolio will send an IRS Form 1099-DIV by January 31.

CAPITAL GAIN DISTRIBUTIONS.  Each Portfolio may distribute short-term capital
---------------------------
gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law. Each Portfolio does not anticipate earning long-term capital gains on securities held.

TAX STATUS OF THE TRUST.  Each Portfolio has qualified and intends to qualify as
------------------------
a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. The Portfolios also intend to comply with other federal tax rules applicable to regulated investment companies. The Portfolios' principal place of business is located in Denver, Colorado. The Portfolios intend to comply with Colorado tax rules applicable to registered investment companies.

STATE AND LOCAL TAX ISSUES.  For mutual funds organized as business trusts,
---------------------------
state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this pass-through benefit. The tax treatment of dividend distributions from U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio will be the same as if a shareholder directly owned a proportionate share of the U.S. government securities in the Portfolio. Because the income earned on most U.S. government securities in which the Portfolios invest is exempt from the state and local income taxes, the portion of dividends from the Portfolios attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities.

OTHER TAX INFORMATION.  The information above is only a summary of some of the
----------------------
tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                             TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with First Tennessee or ALPS, is indicated by an asterisk (*).

THOMAS M. BATCHELOR, age 76, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, age 62, Trustee, 5178 Wheelis Dr., Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate consulting and asset management).

*L. R. JALENAK, JR., age 68, Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc. (manufacturer of gift-related products), a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 - present), Dyersburg Corporation (1990 - present), was President and CEO (until
1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, age 57, Trustee, 5114 Winton Place, Memphis, TN is President
of Smith & Nephew, Inc. (orthopedic division).   Mr. Papasan is a former
Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991). Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.

*RICHARD C. RANTZOW, age 60, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*JEREMY O. MAY, age 28, Treasurer, is a Vice President and Director of Mutual Fund Operations at ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. Prior to joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP in their Denver office.

*JAMES V. HYATT, age 47, Secretary, is General Counsel of ALPS . Prior to joining ALPS, Mr. Hyatt served as Senior Legal Counsel for Fidelity Investments and Clerk for Fidelity Management Trust Company.

Effective after the May 1998 meeting of the Board, the Trustees of the Trust each receive from the Trust an annual fee of $6,000 and a fee in the amount of $2,000 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. Previously, the Trustees of the Trust each received from the Trust an annual fee of $4,000 and a fee in the amount of $1,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The Trustees were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 1998:



                                           Pension Or                 Aggregate
                                           Retirement   Estimated    Compensation
                          Aggregate         Benefits      Annual    From The Trust
                        Compensation       Accrued As    Benefits      and Fund
                          From the        Part of Fund     Upon      Complex Paid
                            Trust           Expenses    Retirement   to Trustees
----------------------------------------------------------------------------------
Thomas M. Batchelor
Trustee                  $9,500            $0            $0          $9,500
----------------------------------------------------------------------------------
John A. DeCell
Trustee                  $9,500            $0             $0         $9,500
----------------------------------------------------------------------------------
L.R. Jalenak, Jr.
Trustee                  $9,500            $0             $0         $9,500
----------------------------------------------------------------------------------
Larry W. Papasan,
Trustee                  $7,000            $0             $0         $7,000
----------------------------------------------------------------------------------
Richard C. Rantzow
Trustee                  $9,500            $0             $0         $9,500

As of September 30, 1998, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                         INVESTMENT ADVISORY AGREEMENTS

Each Portfolio employs First Tennessee Bank National Association, Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. Under the Investment Advisory and Management Agreement with each Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense. BlackRock Institutional Management Corporation, formerly known as PNC Institutional Management Corporation, Wilmington, Delaware, acts as Sub-Adviser and, subject to the direction of the Trustees and of First Tennessee, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.

In addition to First Tennessee's fee and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, each Portfolio pays First Tennessee its prorated portion of a monthly management fee at the annual rate of
 .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. First Tennessee has voluntarily agreed to waive its fee to .10% of average net assets. The fee waiver may be discontinued at any time. For the fiscal year ended June 30, 1998, First Tennessee earned $137,999, $238,922, $131,526 and $166,825 from the U.S. Treasury

Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, before waiving $82,799, $143,353, $78,915 and $100,095 for the respective Portfolios. For the fiscal year ended June 30, 1997, First Tennessee earned $206,512, $237,756, $196,108 and $122,479 from the U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, before waiving fees of $123,907, $142,654, $117,665 and $73,488 for the respective Portfolios. For the fiscal year ended June 30, 1996, First Tennessee earned $209,632, $241,977, $241,730, and $69,195 from U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios, respectively, before waiving fees of $133,588, $155,065, $155,521, and $43,354 for the respective Portfolios.

Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to each Portfolio. As Sub-Adviser, BIMC is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of aggregate average monthly net assets of all money market Portfolios of the Trust advised by BIMC, through $500 million, .06% of the next $500 million, and .05% on amounts greater than $1 billion. Under the terms of the sub-advisory agreement with First Tennessee, BIMC, subject to the supervision of First Tennessee, supervises the day-to-day operations of each Portfolio and provides investment research and credit analysis concerning each Portfolio's investments, conducts a continual program of investment of each Portfolio's assets and maintains the books and records required in connection with its duties under each sub-advisory agreement. In addition, BIMC keeps First Tennessee informed of the developments materially affecting each Portfolio.

                  ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. is the Administrator and Distributor to each Portfolio under separate Administration and General Distribution Agreements with respect to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .075% of average net assets.

For each Portfolio's fiscal year ended June 30, 1998, ALPS earned administration fees in the amount of $41,400, $71,676, $39,458 and 50,048 from the U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, respectively. For each Portfolio's fiscal year ended June 30, 1997, ALPS earned administration fees in the amount of $61,953, $71,327, $58,833 and $36,744 from the U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio, respectively. For each Portfolio's fiscal year ended June 30, 1996, ALPS earned administration fees in the amount of $62,889, $72,593, $72,519, and $20,758 from the U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, respectively.

First Tennessee, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. First Tennessee has voluntarily agreed to waive its co-administration fee to .025% of each Portfolio's average net assets. The fee waiver may be discontinued at any time. For each Portfolio's fiscal year ended June 30, 1998, First Tennessee earned co-administration fees in the amount of $27,600, $47,784, $26,305 and $33,365 from the U.S. Treasury Money Market
Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, respectively, before waiving $13,800, $23,892, $13,153 and $16,682, respectively. For each
Portfolio's fiscal year ended June 30, 1997, First Tennessee earned co-administration fees in the amount of $41,302, $47,551, $39,222 and $24,496 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio, respectively, before waiving $20,651, $23,775, $19,611 and $12,248, respectively. For each Portfolio's fiscal year ended June 30, 1996, First Tennessee earned co-administration fees in the amount of $41,850, $48,327, $48,285 and $13,808 from the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio, respectively, before waiving $30,649, $36,477, $37,216 and $9,183, respectively.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class II and III are obligated to pay ALPS monthly an additional annual fee of up to .25% and .45 % of average net assets, respectively, which consists of up to .25% in shareholder servicing fees for Class II and up to .45% in 12b-1 fees for Class III, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class II or Class III shares. See "Distribution Plans" and "Shareholder Services Plans" below. First Tennessee and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliated brokers of First Tennessee may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company provides transfer agent and shareholder services for each Portfolio, and calculates the NAV and dividends of each Class of each Portfolio and maintains the Portfolio and general accounting records. For such services, the Transfer Agent is entitled to receive from each Class of each Portfolio, fees at the annual rate of .05% of each Class' average net assets through $50 million and
 .03% over $50 million plus out-of-pocket expenses. Chase Manhattan Bank is Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of each Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. For such services, Chase is entitled to receive from each Portfolio fees at the annual rate of .018% of average net assets plus out-of-pocket expenses. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio (each Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow Class III of each Portfolio and ALPS to incur distribution expenses. The Class III Plan provides for payment of a distribution fee (12b-1 fee) of up to 0.45% of the average net assets of Class III of each Portfolio; however, the Trustees have limited such fees to .25% of each Class III's average net assets. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trust or ALPS, on behalf of Class III of each Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). Each Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. Each Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

For fiscal year ended June 30, 1998, Class III of the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios paid distribution fees in the amounts of $117,407, $11,375, $23,088 and $120,021, respectively. All of these fees were paid as compensation to dealers.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II of each Portfolio has adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to .25% of average net assets of Class II.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are nine portfolios of the Trust, each with three Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1998, the following shareholders owned more than 5% of the outstanding shares of the indicated Class of the Portfolios:

                                                                                                 Total Shares
Name and Address                  Portfolio        Class   Total Shares Owned  % of Class Held   Outstanding in Class
----------------                  ---------        -----   ------------------  ---------------   --------------------
Elizabeth Dunscomb Lawler         U.S. Treasury    I           10,246,279.610            53.60%            19,115,044
644 South Belvedere Blvd
Memphis, TN 38104

Belz Investment Co                U.S. Treasury    I            2,897,810.540            15.16%            19,115,044
P.O. Box 3661
Memphis, TN 38173

John E. Marek and                 U.S. Treasury    III         12,435,288.450            20.04%            62,045,529
Diane D. Marek
JT TEN
PO Box 309
Hixson, TN 37343

Erlanger Health System            U.S. Treasury    III          9,419,746.000            15.18%            62,045,529
975 East Third Street
Chatanooga, TN 37403

Volunteer State Student           U.S. Treasury    III          4,608,626.120             7.43%            62,045,529
Funding Corp.
252 North Peters Rd.
Suite 100
Knoxville, TN 37923

Mary Elizabeth Miller             U.S.             I           11,440,286.760            13.07%            87,547,645
First Tennessee Bank Building     Government
Co-fiduciary for M.E. Miller
231 Public Square, 3rd Floor
Franklin, TN 37064

Martha R. Robinson                U.S.             I            4,869,874.000             5.56%            87,547,645
101 West Chickasaw Pkwy           Government
Memphis, TN 38111

Enterprise Investment Partners    U.S.             I            8,745,553.920             9.99%            87,547,645
Attn: Frederick Smith,            Government
Chairman of the Board
Federal Express Corp.
PO Box 727, Dept. 1841
Memphis, TN 38194-1841

Jackson-Madison County            U.S.             III          5,846,868.920            80.38%             7,273,901
General Hospital                  Government
708 W. Forest
Jackson, TN 38301

Vic Davis Construction, Inc.      U.S.             III            610,939.130             8.40%             7,273,901
905 West Center                   Government
Kingsport, TN 37660

Nuclear Fuel Services             Municipal        I            3,325,545.980             8.64%            38,500,951
Attn: Daniel Miller
1205 Bannerhill Rd.
Erwin, TN 37650

Agnes Turley                      Municipal        I            2,574,734.160             6.69%            38,500,951
4207 Walnut Grove Rd
Memphis, TN 38117


National Financial Services Corp.    Municipal     III   2,374,188.690  65.17%   3,643,187
P.O. Box 3752
Church Street Station
New York, NY 10008

Ruby Avenue Reality LLC              Municipal     III     265,566.620   7.29%   3,643,187
1794 Brooksedge Cove
Germantown, TN 38138

Charles Roger Blackwood              Municipal     III     249,123.210   6.84%   3,643,187
845 Crossover Lane
Memphis, TN 38117

Eugena F. Williams Estate            Cash Reserve   I   19,333,088.750  52.20%  37,036,901
800 South Gay St., 5th Floor
Knoxville, TN 37929

Mildred McDaniel Brindley Estate     Cash Reserve   I    1,949,607.140   5.26%  37,036,901
Asbury Acres D-17
2646 Seveirville Rd.
Maryville, TN 37804

National Financial Services Corp.    Cash Reserve  III  39,089,606.390  74.50%  52,468,480
P.O. Box 3752
Church Street Station
New York, NY 10008

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust. Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof. Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios. Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

INDEPENDENT ACCOUNTANTS.   PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                              FINANCIAL STATEMENTS

The Portfolios' financial statements and financial highlights for the fiscal period ended June 30, 1998, are included in the Portfolios' Annual Report, which is a separate report supplied independent of this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
-------------------------------------------------------------------------

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   -  Leading market positions in well established industries.
   -  High rates of return on funds employed.
   - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
   - Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
   - Well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
-----------------------------------------------------------------------

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                           PART C. OTHER INFORMATION
                           -------------------------

Item 24.    Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements for the fiscal year ended June 30, 1998 for each Portfolio are incorporated herein by reference to the Trust's Annual Report on Form N-30D.

(b)  Exhibits:

(1)  (a)     Declaration of Trust dated as of March 6, 1992. (1)

     (b)     Supplement to the Declaration of Trust effective April 24, 1992.
             (1)

     (c) Amended and Restated Declaration of Trust dated as of September 4, 1992. (1)

     (d)     Supplement to the Declaration of Trust effective August 5, 1993.
             (1)

(2)  (a)     Bylaws of the Trust. (1)

     (b)     Amendment to the Bylaws dated November 17, 1992. (1)

(3)          Not Applicable.

(4)          Not Applicable.

(5)  (a)     Investment Advisory and Management Agreements between the First
             Funds on behalf of U.S. Treasury Money Market Portfolio, U.S.
             Government Money Market Portfolio, and Municipal Money Market
             Portfolio, and First Tennessee Bank National Association dated
             September 4, 1992. (1)

     (b) Sub-Advisory Agreements between Provident Institutional Management Corporation and First Tennessee Bank National Association on behalf of U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, and Municipal Money Market Portfolio, dated September 4, 1992. (1)

     (c) Investment Advisory and Management Agreement between the First Funds on behalf of Cash Reserve Portfolio, Total Return Equity Portfolio, and Total Return Fixed Income Portfolio, and First Tennessee Bank National Association dated February 15, 1993. (1)

     (d) Sub-Advisory Agreements between First Tennessee Investment Management, Inc. and First Tennessee Bank National Association on behalf of Total Return Equity Portfolio and Total Return Fixed Income Portfolio, and between Provident Institutional Management Corporation and First Tennessee Bank National Association on behalf of Cash Reserve Portfolio, dated May 4, 1993. (1)

     (e) Investment Advisory and Management Agreement between First Funds on behalf of Tennessee Tax-Free Portfolio and First Tennessee Bank National Association dated October 25, 1995 is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 9 to the Trust's Registration Statement.

     (f) Investment Advisory and Management Agreement between First Funds on behalf of Capital Appreciation Portfolio and First Tennessee Bank National Association dated August 29, 1997. (1)

     (g) Investment Advisory and Management Agreement between First Funds on behalf of Capital Appreciation Portfolio and Investment Advisers, Inc. dated August 29, 1997. (1)

     (h) Investment Advisory and Management Agreement between First Funds on behalf of Intermediate Bond Portfolio and First Tennessee Bank National Association dated August 29, 1997. (1)

     (i) Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Intermediate Bond Portfolio dated March 2, 1998. (1)

     (j) Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Tennessee Tax-Free Portfolio dated March 2, 1998. (1)

(6)  (a)(1) General Distribution Agreement between First Funds on behalf of all
            Portfolios, and ALPS Mutual Funds Services, Inc., dated July 1, 1995. (1)

     (a)(2) Amended and Restated General Distribution Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated August 19, 1998. (1)

     (b)(1) Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated July 1, 1995. (1)

     (b)(2) Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated November 19, 1997. (1)

     (b)(3) Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated August 19, 1998. (1)

     (d) Form of Servicing Agreement between ALPS Mutual Funds Services, Inc. and an

            Agency Institution. (1)

(7)         Not Applicable.

(8)  (a)    Mutual Fund Custody Agreement between the First Funds and Chase
            Manhattan Bank of New York dated October 12, 1992. (1)

     (b) Mutual Fund Transfer Agency Agreement between the First Funds and United States Trust Company of New York dated November 10, 1992. (1)

     (c)    Amendment to Exhibit 8(b) above dated July 28, 1995. (1)


(9)  (a)    Fund Accounting and Pricing Services Agreement between First Funds and Chase Manhattan Bank of New York dated November 10, 1992. (1)

     (b)    Amendment to Exhibit 9(a) above dated July 28, 1995. (1)

(10)        Not applicable.

(11)(a) Opinion and Consent of PricewaterhouseCoopers LLP, independent accountants. (2)

     (b)    Opinion and Consent of Baker, Donelson, Bearman & Caldwell. (2)

(12)        Not Applicable.

(13) Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling. (1)

(14) Form of Individual Retirement Account plan documents is incorporated herein by reference to Exhibit 14 to Post-Effective Amendment No. 13 to the Trust's Registration Statement.

(15) (a)    Distribution and Service Plan Agreements on behalf of all
            Portfolios. (1)

     (b) Shareholder Servicing Plan on behalf of Class II and III of each Portfolio, dated March 20, 1993. (1)

(16)        Schedule for Computation of Performance Calculations. (1)

(17)        Not Applicable.

(18)        Plan Providing for Multiple Classes of Shares pursuant to Rule 18f-
            3. (1)

__________________
(1) Incorporated by reference to Post-Effective Amendment No. 15 to the Trust's Registration Statement.

(2) Filed herein.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------


  Not Applicable.



Item 26.  Number of Holders of Securities
          -------------------------------


                                 July 31, 1998

Title of Class: Shares of Beneficial Interest         Number of Recordholders
---------------------------------------------         -----------------------

Class I
-------
U.S. Treasury Money Market Portfolio                           4
U.S. Government Money Market Portfolio                         5
Municipal Money Market Portfolio                               4
Cash Reserve Portfolio                                         3
Growth & Income Portfolio                                      8
Bond Portfolio                                                 5
Tennessee Tax-Free Portfolio                                   2

Class II
--------

Growth and Income Portfolio                                  486
Bond Portfolio                                                16
Tennessee Tax-Free Portfolio                                  87

Class III
---------

Growth & Income Portfolio                                  2,212
Bond Portfolio                                               234
Tennessee Tax-Free Portfolio                                  60
Treasury Money Market Portfolio                               23
Government Money Market Portfolio                             15
Municipal Money Market Portfolio                              22
Cash Reserve Portfolio                                       116

Item 27.  Indemnification
          ---------------

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy is expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Manager
               ----------------------------------------------------

First Tennessee Bank National Association serves as Investment Adviser to the Registrant on behalf of each Portfolio. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature:

First Tennessee Bank Association (FTB)-Investment Adviser

Position                                         Other Business                           Type of
with FTB                   Name                  connections*                             Business
--------                   ----                  --------------                           --------
Director             Robert C. Blattberg     Polk Brothers Distinguished                  Education
                                             Professor of Retailing
                                             J.L. Kellogg Graduate School
                                             of Management
                                             Northwestern University(1)

                                             Director, Factory Card Outlet of             Retail
                                             America(2)

Director            Carlos H. Cantu          President, Chief Executive                   Consumer services and
                                             Officer, The ServiceMaster Company,          supportive management
                                             L.P.(3)                                      services

                                             Director, Unicom Corporation(4)              Utility

Director            George E. Cates          Chairman of the Board and Chief              Real estate investment
                                             Executive Officer, Mid-America               trust
                                             Apartment Communities, Inc.(5)

Director,President  J.Kenneth Glass          Executive Vice President, FTNC(6)            Bank holding company
Tennessee Banking
Group                                        Director, Norlen Life Insurance              Credit life insurance
                                             Company(6)

                                             Director, FT Mortgage Companies(7)           Mortgage company

                                             Director, FT Mortgage Holding                Mortgage company
                                             Corporation(8)

                                             Director, FT Mortgage Service, Inc.(9)       Mortgage company

                                             Director, Highland Capital Management        Investment Adviser
                                             Corp.(10)

                                             Chairman and Director, "A" PLUS              Consumer access/discount
                                             Strategic Alliances, Inc.(11)                card program and finder

                                             Director, Corona National Life               Credit life insurance
                                             Insurance(12)

Position                                             Other Business                       Type of
with FTB                     Name                     connections*                       Business
-------------------  --------------------  ----------------------------------      ---------------------
                                           Director, First Tennessee Merchant      Merchant processing
                                           Services, Inc.(13)

                                           Director, First Tennessee Merchant      Merchant processing
                                           Equipment, Inc.(14)

                                           Director, Federal Flood Certification
                                           Corp.(15)                               Flood insurance

Director             James A. Haslam, III  Chief Executive Officer, Pilot          Retail operator of
                                           Corporation(16)                         convenience stores
                                                                                   and travel centers

President, Chairman  Ralph Horn            President, Chairman of the Board, Chief Bank holding company
of the Board, Chief                        Executive Officer and Director, FTNC(6)
Executive Officer
and Director                               Vice President and Director,            National bank
                                           First Tennessee Bank National
                                           Association Mississippi(17)

                                           Director, Harrah's Entertainment,       Casino, entertainment
                                           Inc.(18)

                                           Director, Mid-America Apartment
                                           Communities,                            Real estate investment
                                           Inc.(5)                                 trust

Director, President, John C. Kelley, Jr.   Executive Vice President, FTNC(6)       Bank holding company
Memphis Banking
Group                                      Director, Check Consultants, Inc.(6)    Check processing and
                                                                                   related services

                                           Director, Check Consultants Company     Check processing and
                                           of Tennessee(6)                         related services

                                           Director, First Tennessee Housing       Public welfare investments
                                           Corporation(19)

                                           Director, First Tennessee Equipment     Equipment financing
                                           Finance Corporation(38)

Position                                       Other Business                               Type of
with FTB                 Name                  connections*                                 Business
-------------------  -------------------   ---------------------------------------      --------------------------
                                           Director, First Tennessee Bank National      National bank
                                           Association Mississippi (17)

Director             R. Brad Martin        Chairman of the Board, Chief                 Retail
                                           Executive Officer, Proffits, Inc.(20)

                                           Director, Harrah's Entertainment,            Casino, entertainment
                                           Inc.(18)

                                           Director, Pilot Corporation(16)              Retail operator of
                                                                                        convenience stores and
                                                                                        travel centers

Director             Joseph Orgill, III    Chairman of the Board, West Union            Distributor and
                                           Corporation(21)                              manufacturer for
                                           construction industry

                                           Director, Chairman of the Board              Wholesale hardware
                                           Orgill, Inc.(22)                             distributor

                                           Mallory Group(23)                            Warehousing, distribution
                                                                                        and transportation

Director             Vicki R. Palmer       Corporate Vice President and Treasurer       Bottler of soft drink
                                           of Coca Cola Enterprises, Inc.(24)           products

Director             Michael D. Rose       Director, Promus Hotel                       Hotel franchisor and
                                           Corporation(25)                              operator

                                           Director, General Mills, Inc.(26)            Food processing

                                           Director, Ashland Inc.(27)                   Oil company

                                           Director, Darden Restaurants, Inc.(28)       Restaurant

                                           Director, Stein Mart, Inc.(29)               Retail

                                           Director, FelCor Lodging Trust, Inc.(30)     Hotel

                                           Director, ResortQuest, Inc.(31)              Vacation property
                                                                                        management

Position                                                      Other Business                              Type of
with FTB                      Name                             connections*                               Business
-----------              ---------------------    ---------------------------------------      ------------------------------
Director                 William B. Sansom        Chairman of the Board and Chief              Wholesale distributor
                                                  Executive Officer, The H.T.
                                                  Hackney Company(32)

                                                  Director, Martin Marietta Materials(33)      Construction aggregate
                                                                                               materials producer

                                                  Director, Astec Industries, Inc.(34)         Construction aggregate
                                                                                               materials producer

Executive Vice           Susan Schmidt Bies       Executive Vice President, FTNC(6)            Bank holding
President                                                                                      company

Executive Vice           Harry A. Johnson, III    Executive Vice President                     Bank holding company
President and General                             and General Counsel of FTNC(6)
Counsel

Executive Vice           George Perry Lewis       Director, First Tennessee                    Broker Dealer
President - Group                                 Brokerage, Inc.(34)
Manager, Money
Management                                        Director, Highland Capital
                                                  Management, Corp.(10)                        Investment Adviser

                                                  Director, Hickory Venture                    Venture Capital
                                                  Capital Corporation(35)

                                                  Director, Hickory Capital                    Venture Capital
                                                  Corporation(36)

                                                  Director, Martin & Co., Inc.                 Investment Adviser

Executive Vice           John P. O'Connor, Jr.    Executive Vice President and Chief           Bank holding company
President and                                     Credit Officer of FTNC(6)
Chief Credit Officer

Executive Vice           Sarah Meyerrose          Executive Vice President of                  Bank holding company
President                                         FTNC(6)

Executive Vice           Elbert L. Thomas, Jr.    Executive Vice President and Chief           Bank holding company
President, Chief                                  Financial Officer of FTNC(6)
Financial Officer

Position                                                 Other Business                             Type of
with FTB                          Name                   connections*                               Business
--------------------------------  ---------------------  -------------------------------------      --------------------
Executive Vice                    Charles Burkett        Director, Highland Capital Management      Investment Adviser
President, Affluent                                      Corp.(10)
Market Manager

Executive Vice                    David L. Berry         None
President

Executive Vice                    Carey H. Brown         None
President

ExecutiveVice                     William E. Woodson     Director, Martin & Co., Inc.(39)           Investment Adviser
President

Senior Vice President             Wayne C. Marsh         None

Senior Vice President             John Curtis            None

Senior Vice President             Deborah McDonald       None

Senior Vice President             Yvonne Watson          None

Senior Vice President             C. Douglas Kelso       None

Senior Vice President             David M. Taylor        None

Senior Vice President             David B. Lantz         None

Senior Vice President             Steven J. McNally      None

Senior Vice President             Scott Bovee            None

Senior Vice President             Suzanne Donaldson      None

Senior Vice President             Maureen MacIver        None

Senior Vice President             Otis M. Clayton        None

Vice President                    William J. Branta      None

Vice President                    Edward C. Dellinger    None

Vice President                    Claudette S. Sanders   None

Position                                                 Other Business                             Type of
with FTB                          Name                   connections*                               Business
--------------------------------  ---------------------  -------------------------------------      --------------------
Vice President                    Rosemary Manning       None

Vice President                    John Barringer         None

Investment Analyst                Karen Kruse            None

Chairman and CEO                  Larry B. Martin        Director, Martin & Co., Inc. (39)          Investment Adviser
First Tennessee Bank-Knoxville

President, First                  Lew Weems              Director, Martin & Co., Inc. (39)          Investment Adviser
Tennessee Bank-Knoxville


NOTES:

* All directors of FTB are also directors of its parent, First Tennessee National Corporation, which controls FTB. Messrs. Glass, Horn, Johnson, Keen, Kelley, Lewis, O'Connor, Thomas and Vezina and Ms. Bies are considered executive officers of FTNC.

(1)  J.L. Kellogg Graduate School of Management, 875 N. Michigan Ave., Suite
         2945, Chicago, IL   60611

(2)  Factory Card Outlet of America, 745 Birbinal Drive, Bensenville, IL
         60106-1212

(3)  ServiceMaster Company, L.P., One ServiceMaster Way, Downers Grove, IL
         30515

(4)  Unicom Corporation, 1 First National Plaza, Chicago, IL 60690

(5) Mid-America Apartment Communities, Inc., 6584 Poplar Ave., Ste. 340, Memphis, TN 38138

(6) First Tennessee Bank National Association and First Tennessee National Corporation, 165 Madison Avenue, Memphis, TN 38103

(7)  FT Mortgage Companies, 2974 LBJ Freeway, Dallas, TX 75234

(8)  FT Mortgage Holding Corporation, 165 Madison Ave., Memphis, TN 38103

(9)  FT Mortgage Services, Inc., 165 Madison Ave., Memphis, TN 38103

(10) Highland Capital Management Corp., 6077 Primacy Parkway, Suite 228, Memphis, TN 38117

(11) "A" PLUS Strategic Alliances, Inc., 1700 Rambling Road, Richmond, VA 23235

(12) Corona National Life Insurance, 1421 E. Thomas Road, Phoenix, AZ 85014

(13) First Tennessee Merchant Services, Inc., 300 Court Ave., Memphis, TN 38103

(14) First Tennessee Merchant Equipment, Inc., 300 Court Ave., Memphis, TN 38103

(15) Federal Flood Certification Corporation, 6220 Gaston Ave., Dallas, TX 75214

(16) Pilot Corporation, 5508 Lonas Road, Knoxville, TN 37909

(17) First Tennessee Bank National Association Mississippi, 579 Goodman Road East, Southaven, MS 38671

(18) Harrah's Entertainment, Inc., 1023 Cherry Road, Memphis, TN 38117

(19) First Tennessee Housing Corporation, 165 Madison Ave., Memphis, TN 38103

(20) Profitt's Inc., 5810 Shelby Oaks Drive, Memphis, TN 38134

(21) West Union Corporation, 35 Union Ave., Suite 300, Memphis, TN 38103

(22) Orgill, Inc., 2100 Latham Street, Memphis, TN 38109

(23) Mallory Group, 4294 Sweeney Road, Memphis, TN 38118

(24) Coca Cola Enterprises, Inc., 2500 Windy Ridge Pkwy, Marietta, GA 30067

(25) Promus Companies, Inc., 1023 Cherry Road, Memphis, TN 38117

(26) General Mills, Inc., 9200 Wayzata Blvd., Minneapolis, MN 55426

(27) Ashland Co., 2351 Channel Ave., Memphis, TN

(28) Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, FL 32809

(29) Stein Mart, Inc., 1200 Riverplace Blvd., Jacksonville, FL 32207

(30) FelCor Lodging Trust, Inc., 545 East John Carpenter Freeway, Suite 1300, Irving, TX 75062-3933

(31) ResortQuest, 530 Oak Court Drive, #360, Memphis, TN 38117

(32) The H. T. Hackney Company, Fidelity Bldg., 502 S. Gay Street, Suite 300, Knoxville, TN 37902

(33) Martin Marietta Materials, P. O. Box 30013, Raleigh, NC 27622-0013

(34) Astec Industries, Inc., P O Box 72787, Chattanooga, TN 37407

(35) First Tennessee Brokerage, Inc., 5100 Poplar Avenue, Memphis, TN 38117

(36) Hickory Venture Capital Corporation, 200 West Court Square, Suite 100, Huntsville, AL 35801

(37) Hickory Capital Corporation, 200 West Court Square, Suite 100, Huntsville, AL 35801

(38) First Tennessee Equipment Finance Corporation, 165 Madison Ave., Memphis, TN 38103

(39) Martin & Company, Inc., Two Centre Square, 625 S. Gay Street, Suite 200, Knoxville, TN 37902-1669


                 Highland Capital Management Corp. (Highland)
                       6077 Primacy Parkway, Memphis, TN

  Position                                                                     Other Business
  with Highland                             Name                               Connections
  -------------------------------------     ------------------------------     ---------------
  Director, President                       Edward J. Goldstein (1)            None

  Director, Chairman of the Board           Steven Wishnia (1)                 None

  Director, Executive Vice President,
  Secretary                                 James M. Weir (1)                  None

  Director, Executive Vice President
  Treasurer                                 Paul H. Berz (1)                   None

  Director, Executive Vice President        Charles Thomas Whitman (1)(2)      Director,
                                                                               NexAir, LLC

  Director                                  J. Kenneth Glass                   see FTB listing

  Director                                  Charles Burkett                    see FTB listing

  Position                                                                     Other Business
  with Highland                             Name                               Connections
  -------------------------------------     -----------------------------      ---------------
  Director                                  George Perry Lewis                 see FTB listing

  Senior Vice President                     Steven T. Ashby                    None

  Senior Vice President                     David L. Thompson                  None

  Senior Vice President                     James R. Turner                    None

  Vice President                            Donald J. Norsworthy               None

  (1) Previously, Managing Director of Highland Capital Management Corp., 6077 Primacy Parkway, Memphis, TN 38119

  (2) NexAir, LLC, 1385 Corporate Avenue, Memphis, TN 38186-1182, distributor of industrial gases, welding supplies and medical products

                        Martin & Company, Inc. (Martin)
                Two Centre Square, 625 S. Gay Street, Suite 200
                             Knoxville, TN   37902

  Position                                                         Other Business
  with Martin                          Name                        Connections
  -----------------------------------  --------------------------  ---------------

  Director, President                  A. David Martin(1)          None

  Vice President, Portfolio Manager    Ted Flickinger, Jr.(2)      None

  Vice President, Portfolio Manager    Paul Spitznagel(2)          None

  Vice President, Portfolio Manager    Charles Stewart(3)          None

  Vice President                       Gary Hoemann(4)             None

  Director                             Larry B. Martin             See FTB listing

  Director                             GeorgeP. Lewis              See FTB listing

  Director                             J. Kenneth Glass            See FTB listing

  Director                             William F. Woodson, Jr.     See FTB listing

  Director                             Lew Weems                   See FTB listing

  Position                                                         Other Business
  with Martin                          Name                        Connections
  -----------------------------------  -----------------------     ---------------
  Portfolio Manager                    John C. Miller(5)           None

  Portfolio Manager                    David Zandstra(5)           None

  Portfolio Manager                    Ralph Herbert(5)            None

  (1) Previously, President, Martin & Co., L.P., a registered investment adviser, 625 S. Gay Street, Knoxville, TN 37902 ("Martin, L.P.)

  (2) Previously, Vice President, Martin, L.P.

  (3) Previously, Assistant Portfolio Manager, Martin, L.P.

  (4) Previously, Senior Vice President, First Tennessee Bank, 800 S. Gay
  Street, Knoxville, TN   37902 ("FTB")

  (5) Previously, Vice President, FTB



                        Investment Advisers, Inc. (IAI)


The senior officers and directors of IAI and their titles are as follows:

Name                                    Title
----                                    -----

Jeffrey R. Applebaum                 Senior Vice President
Scott Allen Bettin                   Senior Vice President
Archie Campbell Black, III           Senior Vice President/Treasurer
Iain D. Cheyne                       Chairman/Director
Stephen C. Coleman                   Senior Vice President
Larry Ray Hill                       Executive Vice President
Richard A. Holway                    Senior Vice President
Irving Philip Knelman                President/Chief Operating Officer/Director
Kevin McKendry                       Director

Timothy A. Palmer         Senior Vice President
Peter Phillips            Director
Noel Paul Rahn            Chief Executive Officer/Director
James S. Sorenson         Senior Vice President
R. David Spreng           Senior Vice President
Christopher John Smith    Senior Vice President/Secretary


  All of such persons have been affiliated with IAI for more than two years except Messrs. Cheyne, McKendry and Phillips. Prior to being appointed to the Board in 1996, Mr. Cheyne was General Manager of Corporate Banking of Lloyds Bank plc, and currently is Managing Director, International Banking, Lloyds TSB Group plc, St. George's House, 6-8 Eastcheap, London, England EC3M 1LL since 1972. Prior to being appointed to the Board in 1996, Mr. McKendry was and remains Bank Counsel to Lloyds Bank Plc, P.O. Box 2008, One Seaport Plaza, 199 Water Street, New York, NY 10038, since 1979. Prior to being appointed to the Board in 1996, Mr. Phillips was and remains Executive Vice President and General Manager of Lloyds Bank Plc, P.O. Box 2008, One Seaport Plaza, 199 Water Street, New York, NY 10038, since 1993.

  The address of the officers and directors of IAI is that of IAI, which is 3700 First Bank Place, P. O. Box 357, Minneapolis, Minnesota 55440.

  Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. Both IAI and IAI International's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

Name                               Title
----                               ------

Noel Paul Rahn                     Chairman of the Board of Directors
Roy C. Gillson                     Chief Investment Officer/Director
Iain D. Cheyne                     Director
Irving Philip Knelman              Director
Hilary Fane                        Deputy Chief Investment Officer/Director
Feidhlim O'Broin                   Associate Director

  Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The officers and directors of IAI Trust Company and their titles are as follows:

Name                                Title
----                                -----

Archie C. Black                     Chairman of the Board/President/Treasurer
Christopher J. Smith                Director/Vice President
Susan J. Haedt                      Vice President/Director
Darcy Kent                          Supervisor of Trust Services
Steven G. Lentz                     Secretary/Director

Item 29.  Principal Underwriters


(a) The sole principal underwriter for the Fund is ALPS Mutual Funds Services, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge Growth Fund, Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, and DIAMONDS Trust.



(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Mutual Funds Services, Inc., the distributor for Registrant, are as follows:

Name and Principal         Positions and Offices with       Positions and Offices
Business Address*                  Registrant                 with Underwriter
--------------------------------------------------------------------------------------
W. Robert Alexander                   None                  Chairman, Chief Executive
                                                            Officer and Secretary

Arthur J. L. Lucey                    None                  President and Director

Thomas A. Carter                      None                  Chief Financial Officer

Edmund J. Burke                       None                  Executive Vice President
                                                                  and Director

William N. Paston                     None                  Vice President

Jeremy May                            Treasurer             Vice President

Chad Christensen                      None                  Vice President

James V. Hyatt                        Secretary             General Counsel

John W. Hannon, Jr.                   None                  Director

Rick A. Pederson                      None                  Director

Chris Woessner                None                             Director

*  All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.


(c)  Not applicable.


Item 30.  Location of Accounts and Records
          --------------------------------

First Tennessee Bank National Association, located at 4990 Poplar Avenue, Memphis, Tennessee, Highland Capital Management Corp., located at 6011 Privacy Parkway, Suite 228, Memphis, Tennessee, BlackRock Institutional Management Corporation, 103 Bellevue Parkway, Wilmington, Delaware, Investment Advisors, Inc., located at 3700 First Bank Place, Minneapolis, Minnesota, Martin & Company, Inc., located at Two Centre Square, Knoxville, Tennessee, and ALPS Mutual Funds Services, Inc., located at 370 17th Street, Denver, Colorado, will maintain physical possession of each such account, book or other documents of the Trust, except for those documents relating to the custodial functions maintained by the Trust's Custodian, Chase Manhattan Bank of New York, 114 West 47th Street, New York, New York, and those transfer agent, pricing and bookkeeping and general accounting records maintained by the Trust's Transfer Agent and Pricing and Accounting Agent, Chase Global Funds Services Company, a wholly owned subsidiary of Chase Manhattan Bank of New York, 73 Tremont Street, Boston, Massachusetts.

Item 31.  Management Services
          -------------------


   Not Applicable.



Item 32.  Undertakings
          ------------

(a) The Registrant, on behalf of each Portfolio undertakes, provided the information required by Item 5A is contained in the Annual Report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Memphis, and State of Tennessee, on the 26th day of October, 1998.

FIRST FUNDS


By  /c/ Richard C. Rantzow, President*
    ----------------------------------
    Richard C. Rantzow, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/c/Richard C. Rantzow*    President and Trustee    October 26, 1998
----------------------
Richard C. Rantzow


/c/Jeremy O. May          Treasurer                October 26, 1998
------------------
Jeremy O. May


/c/Thomas M. Batchelor*   Trustee                  October 26, 1998
-----------------------
Thomas M. Batchelor


/c/John A. DeCell*        Trustee                  October 26, 1998
------------------
John A. DeCell


/c/Larry W. Papasan*      Trustee                  October 26, 1998
--------------------
Larry W. Papasan


* Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated September 25, 1998, filed herein.

                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

================================================================================

                                   EXHIBITS

                                      to


                                   FORM N-1A

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933

                                      AND

                      THE INVESTMENT COMPANY ACT OF 1940

================================================================================

                                  FIRST FUNDS

                                 EXHIBIT INDEX


Exhibit

Number  Document
------  --------

(11)(a) Opinion and Consent of PricewaterhouseCooper LLP, independent accountants.


    (b) Opinion and Consent of Baker, Donelson, Bearman & Caldwell.

(27)    Financial Data Schedules

        1)   Growth & Income Portfolio Class I
        2)   Growth & Income Portfolio Class II
        3)   Growth & Income Portfolio Class III
        4)   Capital Appreciation Portfolio Class I
        5)   Capital Appreciation Portfolio Class II
        6)   Capital Appreciation Portfolio Class III
        7)   Intermediate Bond Portfolio Class I
        8)   Intermediate Bond Portfolio Class II
        9)   Intermediate Bond Portfolio Class III
        10)  Bond Portfolio Class I
        11)  Bond Portfolio Class II
        12)  Bond Portfolio Class III
        13)  Tennessee Tax-Free Portfolio Class I
        14)  Tennessee Tax-Free Portfolio Class II
        15)  Tennessee Tax-Free Portfolio Class III
        16)  U.S. Treasury Money Market Portfolio Class I
        17)  U.S. Treasury Money Market Portfolio Class III
        18)  U.S. Government Money Market Portfolio Class I
        19)  U.S. Government Money Market Portfolio Class III
        20)  Municipal  Money Market Portfolio Class I
        21)  Municipal  Money Market Portfolio Class III
        22)  Cash Reserve Portfolio Class I
        23)  Cash Reserve Portfolio Class III

(99.28) Power of Attorney dated September 25, 1998.